                                                                   EXHIBIT 10.29

Paine Webber Standardized 401(k) Profit-Sharing Adoption Agreement (No. 005) (To Be Used with Basic Plan Document No. 03 Only)

SECTION I: EMPLOYER INFORMATION:

Name of Employer:  Kevco,  Inc.
                 ---------------------------------------------------------------
Employer Tax Identification Number:  75 - 1456023
                                     --   -------
Employer's Fiscal Year:

     [X]  Calendar Year or
     [_]  12-month period beginning on ___________ and ending on ____________
                                        Month/Day                 Month/Day


Plan Year: Same as the Employer's Fiscal Year, unless otherwise indicated below:

     [_]  Calendar Year or
     [_]  12-month period beginning on _____________ and ending on the last day
                                        Month/Day
of _____________
    Month

IMPORTANT: You must fill out this Adoption Agreement completely. If you fail to complete certain Sections, some options are automatically presumed, and you should be certain that these are the options you want. Failure to complete the Adoption Agreement properly may result in Plan disqualification.

SECTION II: EFFECTIVE DATES (Check Option 1 or 2):

[_]  Option 1: This is the initial adoption of a 401(k) profit-sharing plan by the Employer:
               The Effective Date of this Plan will be the first day of the Plan
               Year in which this Adoption Agreement is signed unless otherwise indicated below:
     [_]       The Effective Date of this Plan is __________ ,19 _____


[X]  Option 2: This is an amendment and restatement of an existing 401(k)
               profit-sharing plan (a "Prior Plan").

               The Effective Date of the Prior Plan was  12/20, 1976.
                                                        -------   --
               The Effective Date of this amendment and restatement will be the first day of the Plan Year in which this Adoption Agreement is signed unless otherwise indicated below:

               The Effective Date of this amendment and restatement is 1/1,
                                                                      ----
               1993.
                 --
SECTION III: ELIGIBILITY REQUIREMENTS AND SERVICE CREDITING RULES
(Complete a through j):

Each Employee becomes eligible to participate in this Plan as follows:

(a)  At age 21 unless otherwise indicated below:

      18 (Fill in only if minimum age is to be younger than age 21).
     ----
     Age

(b) Union Employees will be excluded from the Plan unless otherwise indicated below:

     [_]  Union Employees will be included.

(c) Nonresident Aliens having no U.S. earned income will be excluded from the Plan unless otherwise indicated below:

     [_]  Nonresident Aliens will be included.

(d) After completing 1 Year of Eligibility Service, unless otherwise indicated below:

     [_] After completing 2 Years of Eligibility Service, except that Elective Deferrals may be made after completing 1 Year of Eligibility Service.
     [_] After completing _________ months of eligibility service, but no later than after 1 Year of Eligibility Service for making Elective Deferrals. (Enter months from 0 to 23 months.)
     [_] After completing _________ months of eligibility service, but eligibility upon date of hire for making Election Deferrals. (Enter months from 0 to 23 months.)

     [_] Immediate eligibility for Employees as of (Enter date) _________ , and after completing _________ (not more than 2) Years of Eligibility Service for new hires.

NOTE: USING A 2-YEAR ELIGIBILITY REQUIREMENT OR REQUIRING MORE THAN 12 MONTHS OF ELIGIBILITY SERVICE AUTOMATICALLY REQUIRES USE OF THE 100% FULL AND IMMEDIATE VESTING OPTION IN SECTION IV (OPTION I).

(e) The Entry Dates of the Plan are semi-annual - on the first day of the Plan Year and the first day of the 7th month of the Plan Year (i.e. Jan 1/July 1 for calendar year plans), unless otherwise indicated below:

     [_]  Quarterly Entry Dates: 1/1; 4/1; 7/1; and 10/1 for salary deferral
                                 -----------------------
          contributions 6/30 and 12/31 for profit sharing contributions
                        --------------

                          Month/Day
     [_]  Monthly Entry Dates on the first day of each month.
     [_]  Annual Entry Date: _________________
                                 Month/Day

NOTE: AN ANNUAL ENTRY DATE MAY NOT BE USED WHERE MORE THAN 6 MONTHS OF ELIGIBILITY SERVICE ARE REQUIRED FOR AN EMPLOYEE TO BECOME ELIGIBLE TO PARTICIPATE IN THE PLAN. ALSO, AN ANNUAL ENTRY DATE MAY NOT BE USED WHEN THE MINIMUM ELIGIBILITY AGE IS OVER 20-1/2 YEARS.

(f) Counting Service - Service is counted on the basis of the Hours of Service for which an Employee is actually paid or entitled to payment, unless otherwise indicated below:

     [_] Determined on the basis of days worked, by crediting the Employee with 10 Hours of Service for each day for which he or she would be credited with at least 1 Hour of Service under Section 1.20 of the Plan.
     [_] Determined on the basis of weeks worked, by crediting the Employee with 45 Hours of Service for each week for which he or she would be credited with at least 1 Hour of Service under Section 1.20 of the Plan.
     [_] Determined on the basis of semi-monthly payroll periods worked, by crediting the Employee with 95 Hours of Service for each semi-monthly payroll period for which he or she would be credited with at least 1 Hour of Service under Section 1.20 of the Plan.
     [X] Determined on the basis of months worked, by crediting the Employee with 190 Hours of Service for each month for which he or she would be credited with at least 1 Hour of Service under Section 1.20 of the Plan.
     [_] Determined on the basis of 12 consecutive months worked (i.e., elapsed time), by crediting the Employee with 1 Year of Eligibility Service or 1 Year of Vesting Service, as applicable, for each 12 consecutive-month period of work.

(g) Both Year of Eligibility Service and Year of Vesting Service mean 1000 Hours of Service unless otherwise indicated below:

     [_] _____ Hours for a Year of Eligibility Service (enter a number of Hours less than 1000).
     [_] _____ Hours for a Year of Vesting Service (enter a number of Hours less than 1000).
     [_] A 12 consecutive-month period (beginning on the Employee's first day of work for the Employer) for a Year of Eligibility Service.
     [_]  A 12 consecutive-month period (beginning on _____________ of each
          year) for a Year of Vesting Service.          Month/Day

(h) Service with Predecessor Employer - Service with the following predecessor employer(s):
     Service Supply Systems, Inc.
     ---------------------------------------------------------------------------

     Is counted for purposes of:

     [X]  Eligibility
     [X]  Vesting

(i) Years of Eligibility Service and Years of Vesting Service will not include any period during which the Employer did not maintain the Plan or any "predecessor plan" under the applicable Treasury Regulations, unless otherwise indicated below:

     [X] Years of Eligibility Service and Years of Vesting Service will include periods prior to maintaining the Plan.

(j) Breaks in Service will be considered under the Plan, except as otherwise indicated below:

     [X]  Breaks in Service will not be considered.

SECTION IV: VESTING (Choose only 1 option):

A Participant becomes Vested in his or her Individual Account attributable to Employer Contributions and Forfeitures as follows or, if earlier, at Normal Retirement Age:

                                                                                                     [X] Option 6 with
                                                                              [_] Option 5 with        Option 3 (1-4)
      Completed                                                 [_]             Option_(1-4)                 ---
   Year of Vesting        [_]        [_]        [_]           Option 4             In Top-                In Top-
       Service          Option 1   Option 2   Option 3  (Complete if Chosen)     Heavy Year              Heavy Year

          1               100%        0%         0%             ___%                 0%                      0%
----------------------------------------------------------------------------------------------------------------------

          2               100%        0%        20%             ___%                 0%                      0%
                                                         (not less than 20%)
----------------------------------------------------------------------------------------------------------------------
          3               100%       100%       40%             ___%                 0%                     20%
                                                         (not less than 40%)
----------------------------------------------------------------------------------------------------------------------
          4               100%       100%       60%             ___%                 0%                     40%
                                                         (not less than 60%)
----------------------------------------------------------------------------------------------------------------------
          5               100%       100%       80%             ___%                100%                    60%
                                                         (not less than 80%)
----------------------------------------------------------------------------------------------------------------------

          6               100%       100%       100%            100%                100%                    80%
----------------------------------------------------------------------------------------------------------------------

          7               100%       100%       100%            100%                100%                    100%
----------------------------------------------------------------------------------------------------------------------

SECTION V: INCLUDED COMPENSATION (Complete a through d):

(a) Compensation is determined for the Plan Year, unless otherwise indicated below:

     [_] Compensation is determined for the calendar year ending within the Plan Year.

(b) Compensation includes amounts paid prior to the date the Employee became a Participant, unless otherwise indicated below:

     [_]  Compensation does not include pre-participation earnings.

(c) Compensation means all of a Participant's W-2 Earnings, generally, unless otherwise indicated below:

     [_] Compensation means "Section 3401(a) wages" as defined in Section 1.07 of the Plan.
     [_]  Compensation means "415 safe harbor compensation" as defined in
          Section 1.07 of the Plan.

     For sole proprietors and partners, Compensation means "compensation," as that term is defined under Section 415(c)(3) of the Code.

(d) Compensation includes Employer Contributions made under a salary reduction agreement under the following types of plans: Sections 125, 401(k), 408(k), 403(b), unless otherwise indicated below:

     [_] Compensation does not include Employer Contributions made under salary reduction agreement.

SECTION VI: NORMAL RETIREMENT AGE:

Normal Retirement Age means age 65 unless otherwise indicated below:

[_] The later of age _____ (not to exceed 65) or the _____ (0 to 5th) anniversary of the Participant's participation commencement date. The Participant's participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

SECTION VII: PROFIT-SHARING CONTRIBUTIONS (Complete a and b):

(a)  Employer Contributions -

     Contributions Not Limited to Profits - Employer Contributions to the Plan are not limited to current and accumulated profits of the Employer's business, unless otherwise indicated below:

     [_] Employer Contributions, other than Elective Deferrals, are limited to the current and accumulated profits of the Employer's business.

     Method of Allocation:

     [_] Non-Integrated - The Employer Profit-Sharing Contribution to the Plan for each Plan Year will be divided among Participants' Individual Accounts in the ratio which each Participants Compensation bears to the Compensation of all Participants.
     [_] Allocation under the Social Security Integration (permitted disparity) rules described in Section 3.01(B)(3) of the Plan - Under this option, a larger percentage of the Employer Profit-Sharing Contribution is allocated to each Participant's Compensation in excess of the Integration Level selected (that is, the "Excess Compensation"). This option is not available to an Employer with another integrated plan benefiting the same participants. Excess Compensation means the portion of Compensation that exceeds the Social Security Taxable Wage Base in effect as of the beginning of the Plan Year, unless a different Integration Level is selected below:

          [_]  $ ____ (enter a dollar amount lesser than the Taxable Wage Base.)
          [_]    ____ % of the Taxable Wage Base (not to exceed 100%).

     Forfeitures - Forfeitures in each Plan Year will be applied to reduce the Employer ContrIbution for that Plan Year, unless otherwise indicated below:

     [X] Forfeitures will be allocated to the Individual Account of each Participant eligible to receive an Employer Contribution in the same manner as that chosen for the allocation of Employer Contributions.

NOTE: IF YOU HAVE SELECTED ALLOCATION UNDER THE SOCIAL SECURITY INTEGRATION RULES FORFEITURES WILL BE ALLOCATED TO THE INDIVIDUAL ACCOUNTS OF ELIGIBLE PARTICIPANTS.

Allocation Requirements - A Participant will share in the Employer Contribution for a Plan Year as provided in Section 3.01(B)(2)(a) of the Plan, except as indicated below:

     [_] A Participant who has less than 501 Hours of Service during the Plan Year must be employed by the Employer on the last day of the Plan Year to share in the Employer Contribution for that Plan Year.

     [X] A Participant who has less than 501 Hours of Service during the Plan Year must be employed by the Employer on the last day of the Plan Year to share in the Employer Contribution for that Plan Year unless the Participant's employment with the Employer terminated in that Plan Year after he or she attained Normal Retirement Age or because of his or her death or Disability.

(b)  Employee Contributions -
     Rollover contributions [X] will [_] will not be permitted.
     Direct plan-to-plan transfers [X] will [_] will not be permitted. After-Tax Employee contributions will not be permitted unless otherwise elected below :

     [_] After-Tax Employee contributions will be permitted up to ___% of Compensation or $___ in each payroll period.

SECTION VIII: 401(k) FEATURES (Complete a through h):

(a)  Participant 401(k) Elective Deferral Contributions:

     (1) Each Participant's 401(k) Elective Deferrals are limited by an annual dollar amount set under Section 402(g) of the Code. Subject to that limit, each Participant may make Elective Deferrals in an amount up to:

          [X]      15% of the Participant's Compensation.
                   --
          [X]  $ ____ for each payroll period.

     (2) Participants may begin making Elective Deferrals, or change their Elective Deferral election amounts, as of:
          [_] begin  [_] change
          the first business day of each month
          [X] begin  [X] change *
          the first business day of the first, fourth, seventh and tenth months of the Plan Year
          [_] begin  [_] change
          the first business day of the first and seventh months of the Plan
          Year
              [_] begin  [_] change
              the first business day of the Plan Year
              [_] begin  [_] change
              Other:__________________________________________ (Specify)

     *  Contributions may be stopped at anytime after 15 days' advance notice.

(3) A Participant's Elective Deferrals will apply to the Participant's cash bonuses, unless otherwise indicated below:

          [_]  Elective Deferrals will not be made from cash bonuses.
          [_] Participants will be given the option of making Elective Deferrals from cash bonuses.
          [_] The Employer will decide annually whether to permit Elective Deferrals from cash bonuses for that Plan Year.

(b)  Employer Matching Contributions:
     (1)(A) The Employer will make Matching Contributions to the Plan on behalf of all Participants who make Elective Deferrals in the amount of:

             [_]  ______ % of that Plan Year's Elective Deferrals.
             [_] The sum of _______ % of the portion of the Elective Deferrals not in excess of _______ of the Participant's Compensation, plus _______ % of the portion of the Elective Deferrals in excess of _______ % of the Participant's Compensation, but not greater than ______ % of the Participant's Compensation.
             [_] The Employer will not match Elective Deferrals above $_______ or above _______ % of the Participant's Compensation.
             [X]  An amount determined by the Employer for each Plan Year.

        (B) The Employer will make Matching Contributions to the Plan on behalf of all Participants who make After-Tax Employee contributions in the amount of:

             [_]  ______ % of that Plan Year's After-Tax Employee contributions.
             [_] The sum of _______% of the portion of the After-Tax Employee contributions not in excess of _______ % of the Participant's Compensation, plus ______ % of the portion of the After-Tax Employee contributions in excess of ______ % of the Participant's Compensation, but not greater than _____ % of the Participant's Compensation.
             [_] The Employer will not match After-Tax Employee contributions above $ ______ or above _______ % of the Participant's Compensation.
             [_]  An amount determined by the Employer for each Plan Year.

        (C) The Employer will make Matching Contributions to the Plan on behalf of all Participants (as provided under (A) or (B) above), unless otherwise indicated below:

             [_] Matching Contributions will only be made on behalf of Participants who are not Highly Compensated Employees.

NOTE: IF THE SECOND OPTION UNDER SECTION VIII(b)(1)(A) OR (B) IS SELECTED, THE PERCENTAGE SPECIFIED IN THE THIRD BLANK SPACE MUST NOT EXCEED THE PERCENTAGE SPECIFIED IN THE FIRST BLANK SPACE. IF THE FORTH OPTION UNDER SECTION VIII(b)(1)(A) OR (B) IS SELECTED, ANY EMPLOYER CONTRIBUTION MADE TO THE PLAN MUST FIRST BE ALLOCATED TO SATISFY THE DISCRETIONARY MATCHING CONTRIBUTION AND THEN TO SATISFY ANY DISCRETIONARY PROFIT-SHARING CONTRIBUTION.

     (2) Matching Contributions will be subject to Vesting under the schedule selected in Section IV, unless otherwise indicated below:

          [_]  Matching Contributions are fully Vested when made.

     (3) Allocation Requirements - A Participant who makes Elective Deferrals or After-Tax Employee contributions, as applicable, will share in any applicable Matching Contributions for his or her Elective Deferrals or After-Tax Employee contributions made, respectively, in a Plan Year as indicated below:

          [_] A Participant who makes Elective Deferrals this or After-Tax Employee contributions, as applicable, is not required to be employed by the Employer on the last day of the Plan Year to receive Matching Contributions for his or her Elective Deferrals or After-Tax Employee contributions made, respectively, in that Plan Year.
          [_] A Participant who has less than 501 Hours of Service during the Plan Year and who makes Elective Deferrals or After-Tax Employee contributions, as applicable, must be employed by the Employer on the last day of the Plan Year to receive Matching Contributions for his or her Elective Deferrals or After-Tax Employee contributions made, respectively, in that Plan Year.
          [_] A Participant who has less than 501 Hours of Service during the Plan Year and who makes Elective Deferrals or After-Tax Employee contributions, as applicable, must be employed by the Employer on the last day of the Plan Year to receive Matching Contributions for his or her Elective Deferrals or After-Tax Employee contributions made, respectively, in that Plan Year, unless the Participant's employment with the Employer terminated in that Plan Year after attaining his or her Normal Retirement Age or because of his or her death or Disability.

     (4) Forfeited Matching Contributions will be used by the Employer to make the Matching Contributions in (1)(A) or (B) above, as applicable, unless otherwise indicated below:

          [_] Forfeited Matching Contributions will be allocated among Participants' Accounts as if they were additional Matching Contributions.

(c) Qualified Nonelective Contributions-These are fully Vested Employer Contributions used, to the extent needed, to enable the Plan to satisfy the nondiscrimination tests under Section 401(k) of The Code. (See also paragraph (d) below, which may be elected with or without an election being made under this paragraph.)

     (1) Qualified Nonelective Contributions will be allocated to the Individual Accounts of only Participants who are not Highly Compensated Employees, unless otherwise elected below:

          [_] Qualified Nonelective Contributions will be allocated to the Individual Accounts of all Participants.

     (2) The Employer will make Qualified Nonelective Contributions to the Plan for each Plan Year in an amount determined by the Employer from Plan Year to Plan Year, unless a percentage contribution is elected below:

          [_] Qualified Nonelective Contributions will be made in an amount equal to ______ % (not more than 15%) of the Compensation of all Participants eligible to share in the Qualified Nonelective Contribution.
          [_] Qualified Nonelective Contributions will be made in an amount equal to ______ % of the current and accumulated profits of the Employer's business, but not more than $ _______ for any Plan Year.

     (3) Qualified Nonelective Contributions will be divided among Participants' Individual Accounts in the ratio which each Participant's Compensation bears to the Compensation of all Participants, unless the following option is selected:

          [_] Allocated according to the ratio that each Participants Compensation not greater than $ _____ for the Plan Year, bears to the total Compensation of all Participants not greater than $ _____ for the Plan Year.

(d) Qualified Matching Contributions - These are fully Vested Employer Matching Contributions used, to the extent needed, to enable the Plan to satisfy the nondiscrimination tests under Section 401(m) of the Code. (See also paragraph (c) above, which may be elected with or without an election being made under this paragraph.)

     (1) The Employer will make Qualified Matching Contributions to the Plan on behalf of all Participants who are not Highly Compensated Employees and who make Elective Deferrals, unless otherwise elected below:

          [_] Qualified Matching Contributions will be made on behalf of all Participants who make Elective Deferrals.

     (2) The amount of Qualified Matching Contributions made on behalf of each Participant will be:

          [_]  _______ % of his or her Elective Deferrals for that Plan
               Year.
          [_] The sum of_______ % of the portion of the Elective Deferrals not greater than _______ % of the Participant's Compensation, plus _______ % of the portion of the Elective Deferrals in excess of
               _______ % of the Participant's Compensation, but not over ______% of the Participant's Compensation.
          [_] The Employer will not match Elective Deferrals above $ _______ or above _______ % of the Participant's Compensation.
          [X]  An amount determined by the Employer for each Plan Year.

NOTE: IF THE SECOND OPTION UNDER SECTION VIII(d)(2) IS SELECTED, THE PERCENTAGE SPECIFIED IN THE THIRD BLANK SPACE MUST NOT EXCEED THE PERCENTAGE SPECIFIED IN THE FIRST BLANK SPACE. IF THE FOURTH OPTION UNDER SECTION VIII (d)(2) IS SELECTED, ANY EMPLOYER CONTRIBUTION MADE TO THE PLAN MUST FIRST BE ALLOCATED TO SATISFY THE DISCRETIONARY MATCHING CONTRIBUTION AND THEN TO SATISFY ANY DISCRETIONARY PROFIT-SHARING CONTRIBUTION.

(e) Passing the ADP Test - Qualified Matching Contributions and Qualified Nonelective Contributions may be taken into account as Elective Deferrals for purposes of passing the "ADP" test under Section 401(k) of the Code. In determining Elective Deferrals for the ADP test, the Employer will include, to the extent needed to pass the test:

     [_]  Qualified Matching Contributions.
     [_] Qualified Nonelective Contributions under this Plan or any other Employer plan.
     [_] Both Qualified Matching Contributions and Qualified Nonelective Contributions.

(f) Passing the ACP Test - Qualified Nonelective Contributions and Elective Deferrals may be taken into account for purposes of passing the "ACP" test under Section 401(m) of The Code. In determining contributions for the ACP test, the Employer will include, to the extent necessary to pass the test

     [_]  Qualified Nonelective Contributions.
     [_]  Elective Deferrals.
     [_]  Both Qualified Nonelective Contributions and Elective Deferrals.

(g) Excess Elective Deferrals - All of a Participant's Excess Elective Deferrals, whether under this Plan another Employer plan, or any other plan, will be assigned to this Plan if the Participant notifies the Plan Administrator in writing by 3/1 (any date before April 15).
                                 ---
     If no date is selected, the Employee's written notice must be submitted by at least ten business days before April 15.

(h) Treatment of "Stub Period" Earnings or Losses - Earnings or Losses occurring between the last annual Valuation Date and the date of distribution of Excess Elective Deferrals, Excess Aggregate Contributions and Excess Contributions will be disregarded under the Plan, unless otherwise indicated below:

     [_] Stub period earnings will be distributed along with any Excess Elective Deferrals, Excess Contributions or Excess Aggregate Contributions in accordance with the method prescribed in Article XI of the Plan.

Section IX: OTHER OPTIONS (Complete a through d):

(a)  Individual account investments will be directed as follows:
     [X]  Investment of Employee contributions will be participant-directed.
     [X]  Investment of Employer Contributions will be participant-directed.
     [_]  Investment of Employee contributions will be directed by:
          __________________________________________________________ (Specify)
     [_]  Investment of Employer Contributions will be directed by:
          __________________________________________________________ (Specify)

     If no box is checked, the Employer directs all account investments.

(b)  Participant loans [_] will [X] will not be permitted.

(c) In-service withdrawals of Employer Contributions and their investment earnings [_] will [X] will not be permitted under Section 6.01(A)(3) of the Plan.

     If in-service withdrawals of Employer Contributions and their investment earnings are permitted, they will be allowed [_] to the extent Vested or [_] only after all Employer Contributions have Vested, and, unless the Participant has 5 or more years of Plan participation, only from Employer Contributions that have been in the Plan for at least 2 years, as follows (Choose 1):

     [_]  At any time.
     [_]  At or after attaining age 59-1/2.
     [_]  Upon hardship under Section 6.04 only.
     [_]  At or after attaining age 59-1/2 or upon hardship under Section 6.04.

(d) In-service withdrawals of nondeductible or deductible Employee contributions and their investment earnings [_] will [_] will not be permitted under Section 3.02 and/or 6.04 of the Plan.

     If rollover contributions and/or direct plan-to-plan transfers are permitted, in-service withdrawals of these contributions and transfers and their investment earnings [X] will [_] will not be permitted under Section 3.03, 3.04 and/or 6.04 of the Plan.

     If in-service withdrawals of Employee contributions and their investment earnings are permitted they will be allowed as indicated below (Choose 1):

     [X]  At any time.
     [_]  At or after attaining age 59-1/2 only.
     [_]  Upon hardship under Section 6.04 only.
     [_]  At or after attaining age 59-1/2 or upon hardship under Section 6.04.

(e) In-service withdrawals of Elective Deferrals [X] will [_] will not be permitted under Section 11.05(C) of the Plan. * Provided that the participant signs a written representation [as set forth in Treas. Reg.
     Section 1.401 (k)-1(d)(2)(iii) (B)] that the amount requested is necessary to satisfy a financial hardship.

(f) Distribution options - The following distribution options will be available under the Plan (Choose at least 1):
     [X]  Lump sum payment.
     [_] In (Choose 1) [_] monthly, [_] quarterly, [_] semi-annual or [_] annual installments for a period not to exceed (Choose 1) [_] the life expectancy of the Participant or [_] the joint and last survivor life expectancy of the Participant and his or her Beneficiary.
     [_]  The purchase of an annuity contract.

(g) Highly Compensated Employees shall include both Highly compensated active employees and highly compensated former employees, unless otherwise indicated below:
     [X] Highly Compensated Employees shall be determined under the "simplified method" described in Section 1.19 of the Plan.
     [_] Highly Compensated Employees shall be determined under the "simplified snapshot method" described in Section 1.19 of the Plan. The snapshot day will be ___________.

     (The date selected must be a single day during the Plan Year that is reasonably representative of the Employer's workforce and the Plan's coverage throughout the Plan Year. In addition, if the Employer uses a snapshot day in substantiating compliance with the nondiscrimination requirements, the same snapshot day must be used.)


SECTION X: LIMITS ON ANNUAL ADDITIONS/TOP-HEAVY (Complete a through e):

(a) Defined Contribution Plan Coordination - If any Participant is covered under another qualified defined contribution plan maintained by the Employer other than a master or prototype plan, the provisions of Section 3.05(B) of the Plan will apply as if the other plan were a master or prototype plan, unless otherwise indicated below:

     [_] The total Annual Additions will be limited to the Maximum Permissible Amount and excess amounts will be reduced in a manner that precludes Employer discretion, as follows:

     ___________________________________________________________________________
     ___________________________________________________________________________

(b) Defined Benefit Plan Coordination - If any Participant is or has ever been a participant in 1 or more qualIfied defined benefit plans maintained by the Employer, the benefit under the plans will be limIted by reducing benefits under the defined benefit plans, to the extent possible, before reducing Annual Additions under this Plan, unless a different method that precludes Employer discretion is otherwise indicated below:

     ___________________________________________________________________________
     ___________________________________________________________________________

(c) Limitation Year - The Limitation Year for purposes of limiting benefits to the extent required by Section 415 of the Code will be the Plan Year, unless a different 12-month period (e.g., calendar year, fiscal year) is indicated below:

     ___________________________________________________________________________

(d) Minimum Contribution For Top-Heavy Plan - If the Employer maintains 1 or more defined benefit plans in which a Participant participates in addition to this Plan and does not maintain any other defined contribution plan in which the Participant participates, the minimum benefit requirement that applies to Top-Heavy Plans will be provided under this Plan, and the additional minimum benefit will also be provided under this Plan, unless otherwise indicated below:

     [_]  The additional minimum benefit will not be provided under this Plan.

(e) Top-Heavy Aggregation Assumptions - If the Employer maintains plans that are required to be aggregated for "top-heavy" purposes, an interest rate and mortality table must be indicated below. If none is indicated and only a defined benefit plan is required to be aggregated, the defined benefit plan's interest rate and mortality table will apply.

     [_]  Specify interest rate ____________________________
     [_]  Specify mortality table __________________________


SECTION XI: APPOINTMENT OF TRUSTEE (Choose and complete only 1):

IMPORTANT REMINDER: The PaineWebber Standard Form Trust Agreement is a part of this Plan.

[X]  Option 1: PW Trust Company as Trustee (see instructions for services provided and related fees). Signature of PW Trust Company Authorized Representative:
                                             ___________________________________

[ ]  Option 2: Individual Trustee(s)
               Trustee Name: ____________________ Signature: ___________________
               Trustee Name: ____________________ Signature: ___________________
               Trustee Name: ____________________ Signature: ___________________
[ ]  Option 3: Other Trust Company
               Name of Trust Company: __________________________________________
               Signature of Authorized Representative: _________________________

SECTION XII: EMPLOYER SIGNATURE:

I am an authorized representative of the Employer and certify the following:

          . I acknowledge that I relied on my own attorney and/or tax adviser for the completion of this Adoption Agreement and with respect to the legal and tax implications of adopting this Plan.

          . I understand that if the Employer makes any changes to the prototype Adoption Agreement or Plan and Trust document, other than by adoption of any amendment made by PaineWebber Incorporated, the sponsoring organization of this prototype, the Plan will no longer be a prototype plan and the rules and procedures of the Internal Revenue Service that apply to individually-designed plans will apply.

          . I understand that PaineWebber Incorporated, the sponsoring organization of this prototype, will inform the adopting Employer of any amendments made to the prototype or of the discontinuance or abandonment of the prototype, provided that the Employer keeps PaineWebber informed of the Employer's current address.

          . I have received and read a copy of the Plan and Trust document corresponding to this Adoption Agreement.

          . I certify that all applicable affiliates (i.e., all members of a controlled group of corporations, commonly controlled group of trades or businesses, or an affiliated service group) have adopted this Plan.

          . I understand that an Employer who has ever maintained or who later adopts any plan (including a welfare benefit fund, as defined in Section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in Section 419A(d)(3) of The Code, or an individual medical account, as defined in Section 415(l) (2) of the Code) in addition to this Plan (other than a paired plan designated below) may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Internal Revenue Code. If the Employer who adopts or maintains multiple plans wishes to obtain reliance that his or her plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue.

             The Employer may not rely on the opinion letter issued by the National Office of The Internal Revenue Service as evidence that this Plan is qualified under Section 401 of The Code unless the terms of the Plan, as herein adopted or amended, that pertain to the requirements of Sections 401(a)(4), 401(a)(17), 401(1), 401(a)(5), 410(b) and 414(s) of The Code as amended by the Tax Reform Act of 1986 or later laws, (a) are made effective retroactively to the first day of the first Plan Year beginning after December 31,1988 (or such other date on which these requirements first become effective with respect to this Plan); or
             (b) are made effective no later than the first day on which the Employer is no longer entitled, under regulations, to rely on a reasonable, good faith interpretation of these requirements, and the prior provisions of the Plan constitute such an interpretation.

             This Adoption Agreement may be used only in conjunction with Basic Plan Document #03.

             An Employer may rely on the National Office opinion letters if, in addition to this Plan, it has only maintained the following paired plans:

               Basic Plan Document 03, Adoption Agreement 001, 002 or 008 (only one)

               Basic Plan Document 05, Adoption Agreement 001 or 003 (only one)

Signature of Employer  /s/ Allen McGehee, Controller Date Signed: May 24, 1996
                       -----------------------------              ------
Type or print name:  ALLEN MCGEHEE  Title:  CONTROLLER OF KEVCO, INC.
                     -------------          ------------------------

Adopting Employers may make inquiries at their local PaineWebber branch office or at:
          PaineWebber Incorporated
          Business Retirement Plans
          1200 Harbor Boulevard
          Weehawken, New Jersey 07087
          (201) 902-3095

PaineWebber will inform any adopting Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan, provided that the Employer keeps PaineWebber informed of the Employer's current address.

PAINEWEBBER INCORPORATED

DEFINED CONTRIBUTION PLAN

                           PAINEWEBBER INCORPORATED
                           DEFINED CONTRIBUTION PLAN


                                                                                   Page
1.   DEFINITIONS.....................................................................1
     1.01 ADOPTION AGREEMENT.........................................................1
     1.02 BASIC PLAN DOCUMENTS.......................................................1
     1.03 BENEFICIARY................................................................1
     1.04 BREAK IN ELIGIBILITY SERVICE...............................................1
     1.05 BREAK IN VESTING SERVICE...................................................2
     1.06 CODE.......................................................................2
     1.07 COMPENSATION...............................................................2
     1.08 DISABILITY.................................................................3
     1.09 EARNED INCOME..............................................................4
     1.10 EFFECTIVE DATE.............................................................4
     1.11 ELIGIBILITY TESTING PERIOD.................................................4
     1.12 EMPLOYEE...................................................................4
     1.13 EMPLOYER...................................................................4
     1.14 EMPLOYER CONTRIBUTION......................................................5
     1.15 ENTRY DATES................................................................5
     1.16 ERISA......................................................................5
     1.17 FORFEITURE.................................................................5
     1.18 FUND.......................................................................5
     1.19 HIGHLY COMPENSATED EMPLOYEE................................................5
     1.20 HOURS OF SERVICE...........................................................7
     1.21 INDIVIDUAL ACCOUNT.........................................................9
     1.22 INVESTMENT FUND............................................................9
     1.23 KEY EMPLOYEE...............................................................9
     1.24 LEASED EMPLOYEE............................................................9
     1.25 NORMAL RETIREMENT AGE......................................................9
     1.26 OWNER-EMPLOYEE.............................................................9
     1.27 PARTICIPANT...............................................................10
     1.28 PLAN......................................................................10
     1.29 PLAN ADMINISTRATOR........................................................10
     1.30 PLAN YEAR.................................................................10
     1.31 PRIOR PLAN................................................................10
     1.32 PROTOTYPE SPONSOR.........................................................10
     1.33 SELF-EMPLOYED INDIVIDUAL..................................................10
     1.34 SEPARATE FUND.............................................................10
     1.35 TAXABLE WAGE BASE.........................................................11
     1.36 TERMINATION OF EMPLOYMENT.................................................11
     1.37 TOP-HEAVY PLAN............................................................11
     1.38 TRUST AGREEMENT...........................................................11
     1.39 TRUSTEE...................................................................11
     1.40 VALUATION DATE............................................................11
     1.41 VESTED....................................................................11
     1.42 YEAR OF ELIGIBILITY SERVICE...............................................11
     1.43 YEAR OF VESTING SERVICE...................................................12


2.   ELIGIBILITY AND PARTICIPATION..................................................13
     2.01 ELIGIBILITY TO PARTICIPATE................................................13
     2.02 PLAN ENTRY................................................................13
     2.03 TRANSFER TO OR FROM INELIGIBLE CLASS......................................14
     2.04 RETURNING AFTER BREAK IN ELIGIBILITY SERVICE..............................14

3.   CONTRIBUTIONS..................................................................16
     3.01 EMPLOYER CONTRIBUTIONS....................................................16
     3.02 EMPLOYEE CONTRIBUTIONS....................................................23
     3.03 ROLLOVER CONTRIBUTIONS....................................................24
     3.04 TRANSFER CONTRIBUTIONS....................................................24
     3.05 LIMITATION ON ALLOCATIONS.................................................25

4.   INDIVIDUAL ACCOUNTS AND VALUATION..............................................36
     4.01 INDIVIDUAL ACCOUNTS.......................................................36
     4.02 VALUATION OF FUND.........................................................36
     4.03 VALUATION OF INDIVIDUAL ACCOUNTS..........................................36
     4.04 SEGREGATION OF ASSETS.....................................................38
     4.05 MODIFICATION OF METHOD FOR VALUING INDIVIDUAL ACCOUNTS....................38

5.   TRUST FUND.....................................................................39
     5.01 CREATION OF FUND..........................................................39
     5.02 INVESTMENT AUTHORITY......................................................39
     5.03 INDEMNIFICATION OF PROTOTYPE SPONSOR AND TRUSTEE..........................39
     5.04 LIFE INSURANCE PURCHASES..................................................40
     5.05 PARTICIPANTS' DIRECTION OF INVESTMENTS....................................41

6.   VESTING AND DISTRIBUTION.......................................................43
     6.01 DISTRIBUTION TO PARTICIPANT...............................................43
     6.02 FORM OF DISTRIBUTION TO A PARTICIPANT.....................................49
     6.03 DISTRIBUTIONS UPON THE DEATH OF A PARTICIPANT.............................52
     6.04 FINANCIAL HARDSHIP WITHDRAWALS............................................54
     6.05 FORM OF DISTRIBUTION TO BENEFICIARY.......................................55
     6.06 JOINT AND SURVIVOR ANNUITY REQUIREMENTS...................................55
     6.07 DISTRIBUTION REQUIREMENTS.................................................63
     6.08 ANNUITY CONTRACTS.........................................................72
     6.09 LOANS TO PARTICIPANTS.....................................................72
     6.10 DIRECT ROLLOVERS..........................................................74

7.   CLAIMS PROCEDURE...............................................................77
     7.01 FILING A CLAIM FOR PLAN DISTRIBUTIONS.....................................77
     7.02 DENIAL OF CLAIM...........................................................77
     7.03 REQUEST FOR REVIEW........................................................77

8.   PLAN ADMINISTRATOR.............................................................78
     8.01 EMPLOYER IS THE PLAN ADMINISTRATOR........................................78
     8.02 POWERS AND DUTIES OF THE PLAN ADMINISTRATOR...............................78
     8.03 EXPENSES AND COMPENSATION.................................................80
     8.04 INFORMATION FROM EMPLOYER.................................................80

9.   AMENDMENT AND TERMINATION......................................................81
     9.01 RIGHT OF PROTOTYPE SPONSOR TO AMEND THE PLAN..............................81
     9.02 RIGHT OF EMPLOYER TO AMEND THE PLAN.......................................81
     9.03 LIMITATION ON POWER TO AMEND..............................................82
     9.04 AMENDMENT OF VESTING SCHEDULE.............................................82
     9.05 PERMANENCY................................................................83
     9.06 PLAN TERMINATION PROCEDURES...............................................83
     9.07 PLAN CONTINUED BY SUCCESSOR EMPLOYER......................................83
     9.08 FAILURE OF PLAN QUALIFICATION.............................................83

10.  MISCELLANEOUS..................................................................85
     10.01 STATE COMMUNITY PROPERTY LAWS............................................85
     10.02 HEADINGS.................................................................85
     10.03 GENDER AND NUMBER........................................................85
     10.04 PLAN MERGER OR CONSOLIDATION.............................................85
     10.05 TERMS OF EMPLOYMENT......................................................85
     10.06 AGREEMENT BINDS HEIRS, ETC...............................................85
     10.07 DETERMINATION OF TOP-HEAVY STATUS........................................86
     10.08 SPECIAL LIMITATIONS FOR OWNER-EMPLOYEES..................................90
     10.09 INALIENABILITY OF BENEFITS...............................................91
     10.10 NO DUTIES OR RESPONSIBILITIES OF
           PROTOTYPE SPONSOR........................................................91
     10.11 GOVERNING LAW............................................................91

11.  401(k) PROVISIONS..............................................................92
     11.01 DEFINITIONS..............................................................92
     11.02 PARTICIPATION............................................................96
     11.03 CONTRIBUTIONS............................................................98
     11.04 NONDISCRIMINATION TESTING................................................99
     11.05 DISTRIBUTION PROVISIONS.................................................105
     11.06 VESTING.................................................................114
     11.07 EFFECTIVE TIME..........................................................114

12.  TARGET BENEFIT PROVISIONS.....................................................115
     12.01 DEFINITIONS.............................................................115
     12.02 EMPLOYER CONTRIBUTIONS..................................................118
     12.03 EMPLOYEE CONTRIBUTIONS..................................................120
     12.04 FORFEITURES.............................................................121
     12.05 TABLES..................................................................121

     Paine Webber Incorporated

     Qualified Retirement Plan

     Defined Contribution Basic Plan Document 03

     ARTICLE ONE-DEFINITIONS
       Capitalized words and phrases in this Plan have the following meanings unless the context clearly indicates otherwise:

     1.01  ADOPTION AGREEMENT

       The document executed by the Employer by which it adopts this Plan and Trust and agrees to be bound by their terms and conditions.

     1.02  BASIC PLAN DOCUMENTS

       This Plan, together with the Trust Agreement.

     1.03  BENEFICIARY

       The person or entity designated by the Participant, subject to the requirements of Section 6.06, to receive any death benefits payable under the Plan on account of the death of the Participant. If no designation is in effect on the date of the Participant's death or if no designated Beneficiary is alive on that date, the Participant's Beneficiary will be his or her estate.

     1.04  BREAK IN ELIGIBILITY SERVICE

       If Years of Eligibility Service have been selected in the Adoption Agreement to be determined on the basis of an Employee's number of Hours of Service, an Eligibility Testing Period in which an Employee does not complete at least 501 Hours of Service (or any lesser number of Hours of Service selected in the Adoption Agreement).

       If Years of Eligibility Service have been selected in the Adoption Agreement to be determined on the basis of an Employee's working for the Employer for a 12 consecutive month period beginning on his or her employment commencement date with the Employer, a 12-consecutive month period commencing on the date of an Employee's interruption of his or her employment with the Employer during which the Employee does not complete at least 1 Hour of Service.

       If selected in the Adoption Agreement, no Breaks in Service will be considered under the Plan.

     1.05  BREAK IN VESTING SERVICE

       If Years of Vesting Service have been selected in the Adoption Agreement to be determined on the basis of an Employee's number of Hours of Service, a Plan Year during which an Employee does not complete at least 501 Hours of Service (or any lesser number of Hours of Service selected in the Adoption Agreement).

       If Years of Vesting Service have been selected in the Adoption Agreement to be determined on the basis of an Employee's working for the Employer for a 12 consecutive month period beginning on his or her employment commencement date with the Employer, a 12-consecutive month period commencing on the date of an Employee's interruption of his or her employment with the Employer during which the Employee does not complete at least 1 Hour of Service.

       If selected in the Adoption Agreement, no Breaks in Service will be considered under the Plan.

     1.06  CODE

       The Internal Revenue Code of 1986, including amendments.

     1.07  COMPENSATION

       Restated Plans - Plan Years Beginning Before January 1, 1989:

       If this Plan is adopted as an amendment and restatement to bring a Prior Plan into compliance with the Tax Reform Act of 1986, that Prior Plan's definition of Compensation continues to apply for Plan Years beginning before January 1, 1989:

       Plan Years beginning on or after January 1, 1989:

       Unless another definition of Compensation is selected in the Adoption Agreement, Compensation means a Participant's W-2 earnings from his or her Employer or, if the Participant is a Self-Employed individual, his or her Earned Income. Alternative definitions of Compensation selected in the Adoption Agreement may include "section 3401(a) wages" and "415 safe harbor Compensation." "Section 3401(a) wages" means wages within the meaning of Section 3401(a) of the Code for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed. "415 safe harbor Compensation" is defined under Section 3.05(E)(2) of the Plan. Unless otherwise selected in the Adoption Agreement, Compensation also includes any amount which is contributed by the Employer under a salary reduction agreement and which is not includable in the Employee's gross income under Sections 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the Code.
       Compensation only includes amounts actually paid to the Participant during the Plan Year (or any other determination period selected in the Adoption Agreement).

       This Plan does not count any Participant's annual Compensation above $200,000, as adjusted for increases in the cost-of-living by the federal government under Section 401(a)(17) of the Code for any Plan Year (above $150,000 for Plan Years beginning after 1993, as so adjusted), subject to any "grandfather" rules that may be permitted under applicable law, which are incorporated in this definition by reference). The cost-of-living adjustment in effect for a calendar year applies to any Plan Year (or determination period) beginning in that calendar year.

       If a Plan Year (or determination period) consists of fewer than 12 months, the annual Compensation limit is the dollar amount described in the preceding paragraph, multiplied by a fraction, the numerator of which is the number of months in the Plan Year and the denominator of which is
       12. In calculating this Compensation limit for a Participant, the rules for treating certain family members as one person under Section 414(q)(6) of the Code apply, except that the term "family" includes only the spouse of the Participant and any lineal descendants of the Participant who do not attain age 19 before the end of the year over which Compensation is measured. If the adjusted $200,000 (or, after 1993, $150,000) limit is exceeded, then (except for determining the portion of Compensation up to the integration level under Section 3.01(B)(3)), the limit is apportioned among the affected individuals in proportion to each individual's Compensation determined under this Section 1.07 before application of this limit.

     Unless otherwise indicated in the Adoption Agreement, if an Employee becomes a Participant on an Entry Date other than the first Entry Date in a Plan Year, his or her Compensation includes all earnings paid to him or her during the entire year over which Compensation is measured.

     1.08  DISABILITY

       The inability to engage in any substantial, gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months. The permanence and degree of the impairment must be supported by medical evidence.

     1.09  EARNED INCOME

       The net earnings from self-employment in the trade or business with respect to which the Plan is established, but excluding items not included in gross income and the deductions allocable to those items. Net earnings are also reduced by (i) the Participant's Employer contributions to a qualified plan to the extent deductible under Section 404 of the Code and (ii) the deduction allowed to the taxpayer under Section 164(f) of the Code for taxable years beginning after December 31, 1989.

     1.10  EFFECTIVE DATE

       The date the Plan becomes effective as indicated on the Adoption Agreement. However, if a different effective date is stated for a particular Plan provision, that date applies to that provision.

     1.11  ELIGIBILITY TESTING PERIOD

       An Employee's first Eligibility Testing Period is the 12 consecutive-month period beginning with the date the Employee first performs an Hour of Service (that is, his or her employment commencement date). The Employee's subsequent Eligibility Testing Periods are the 12 consecutive-month periods beginning on the anniversaries of his or her employment commencement date; but, if under the Adoption Agreement, an Employee is required to complete one or fewer Years of Eligibility Service to become a Participant, then his or her future Eligibility Testing Periods are the Plan Years starting with the Plan Year beginning during the first Eligibility Testing Period.

     1.12  EMPLOYEE

       Any person employed by the Employer or anyone else required to be aggregated with the Employer under Sections 414(b), (c), (m) or (o) of the Code, and any Leased Employee required to be treated as an Employee under Sections 414(n) or (o) of the Code.

     1.13  EMPLOYER

       Any corporation, partnership, sole-proprietorship or other entity named in the Adoption Agreement and any successor who by merger, consolidation, purchase or otherwise assumes the obligations of the Plan. A partnership is the Employer of each of its partners and a sole-proprietorship is the Employer of its sole proprietor.

     1.14  EMPLOYER CONTRIBUTION

       The amount contributed to the Plan by the Employer for any Plan Year.

     1.15  ENTRY DATES

       The first day of the Plan Year and the first day of the seventh month of the Plan Year (unless different dates are selected in the Adoption Agreement).

     1.16  ERISA

       The Employee Retirement Income Security Act of 1974, including amendments.

     1.17  FORFEITURE

       The portion of a Participant's Individual Account derived from Employer Contributions in which he or she has not become Vested, as described in
       Section 6.01(D).

     1.18  FUND

       The Plan assets held by the Trustee, in trust, for the Participants' exclusive benefit.

     1.19  HIGHLY COMPENSATED EMPLOYEE

       Unless otherwise selected in the Adoption Agreement, the term Highly Compensated Employee includes "highly compensated active employees" and "highly compensated former employees."

       Highly Compensated Active Employee: A "highly compensated active employee" is any Employee who performs service for the Employer during the Plan Year and who, during the previous year: (a) received Compensation from the Employer in excess of $75,000 (as adjusted for inflation under Section 415(d) of the Code); (b)received Compensation from the Employer in excess of $50,000 (as adjusted for inflation under Section 415(d) of the Code) and was a member of the top-paid group for that year; or (c) was an officer of the Employer and received Compensation during that year greater than 50% of the applicable dollar limit under Section 415(b)(1)(A) of the Code. The term Highly Compensated Employee also includes (i) Employees described in any of clauses (a), (b) or (c) above during the current Plan Year, rather than the previous year, but only if they are among the 100 Employees with the highest Compensation for that Plan Year and (ii) Employees who are 5% Owners at any time during the Plan Year or the previous year.

       If no officer meets the Compensation requirement of clause (c) above during the Plan Year or the previous year, the highest-paid officer for that year is treated as a Highly Compensated Employee.

       Highly Compensated Former Employee: A "highly compensated former employee" is any former Employee who separated from service (or was treated as if he or she had separated from service) before the Plan Year, performed no service for the Employer during the Plan Year and was a highly compensated active employee either for his or her separation year or in any Plan Year ending on or after his or her 55th birthday.

       The Plan Administrator may elect, in lieu of the foregoing method, to make the previous year calculation for a Plan Year on the basis of the calendar year ending with or within the applicable Plan Year (or, for a Plan Year that is shorter than 12 months, the calendar year ending with or within the 12-month period ending with the applicable Plan Year). This determination is to be made in accordance with the procedure outlined in Treasury Regulation Section 1.414(q)-1T, Q&A-14(b). If this method is used and the Plan Year is the calendar year, then a separate calculation for the previous year is not required. If this option is elected for any plan of the Employer, it must apply to all of the Employer's plans.

       If the "simplified/snapshot method" for determining Highly Compensated Employees is selected in Adoption Agreement No. 005 or 006, a Highly Compensated Employee includes any Employee who is employed by the Employer on the snapshot day and who (a) was a 5% owner on the snapshot day, (b)received Compensation for the Plan Year in excess of $75,000 (as adjusted for inflation under Section 415(d) of the Code), (c) received Compensation for the Plan Year in excess of $50,000 (as adjusted for inflation under Section 415(d) of the Code) and was a member of the top-paid group for that year, or (d) was an officer on the snapshot day and received Compensation during the Plan Year that is greater than 50% of the dollar limitation in effect under Section 415(b)(1)(A) of the Code. If no officer satisfies the

       Compensation requirement of (d) above, the highest paid officer for such Plan Year shall be treated as a Highly Compensated Employee.

       Under the "simplified/snapshot method," a Highly Compensated Employee will also include any Employee who during the Plan Year: (a) terminated employment prior to the snapshot day and was a Highly Compensated Employee in the prior Plan Year; (b) terminated employment prior to the snapshot day and (i) was a 5% owner or (ii) has Compensation for the Plan Year which is greater than or equal to the Compensation of any Employee who is treated as a Highly Compensated Employee on the snapshot day (except for Employees who are Highly Compensated Employees solely because they are 5% owners or officers), or (iii) was an officer and has Compensation greater than or equal to the Compensation of any other officer who is a Highly Compensated Employee on the snapshot day solely because that person is an officer; or (c) becomes employed subsequent to the snapshot day during the Plan year and (i) is a 5% owner, or (ii) has Compensation for the Plan Year which is greater than or equal to the Compensation of any Employee who is treated as a Highly Compensated Employee on the snapshot day (except for Employees who are Highly Compensated Employees solely because they are 5% owners or officers), or
       (iii) is an officer and has Compensation greater than or equal to the Compensation of any other officer who is a Highly Compensated Employee on the snapshot day solely because that person is an officer.

       If the "simplified method" for determining Highly Compensated Employees is selected in Adoption Agreement No. 005 or 006, a Highly Compensated Employee includes any Employee who during the Plan Year performs services for the Employer and who (a) was a 5% owner, (b)received Compensation for the Plan Year in excess of $75,000 (as adjusted for inflation under Section 415(d) of the Code), (c) received Compensation for the Plan Year in excess of $50,000 (as adjusted for inflation under Section 415(d) of the Code) and was a member of the top paid group for that year, or (d) was an officer and received Compensation during the Plan Year that is greater than 50% of the dollar limitation in effect under Section 415(b)(1)(A) of the Code. If no officer satisfies the Compensation requirement of (d) above, the highest paid officer for such Plan Year shall be treated as a Highly Compensated Employee.

       Under any method of determining Highly Compensated Employees, if an Employee is a family member of either (i) a 5% Owner who is an active or former Employee or (ii) a Highly Compensated Employee who is one of the 10 most Highly Compensated Employees (on the basis of Employer Compensation paid during that year), then the family member and the 5% Owner or top 10 Highly Compensated Employee are treated as if they were a single Employee receiving Compensation and Plan contributions or benefits equal to the sum of such Compensation and contributions or benefits of the family member and the 5% Owner or top 10 Highly Compensated Employee. For this purpose, family members are the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouses of those ascendants and descendants. The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers and the Compensation that is considered, are made in accordance with Section 414(q) of the Code and applicable Treasury Regulations to the extent they are not inconsistent with the methods described above.

     1.20  HOURS OF SERVICE

            A. Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours are credited to the Employee for the Eligibility Testing Period or Plan Year, as applicable, in which the duties are performed;

            B. Each hour for which an Employee is paid, or entitled to payment, by the Employer for an Eligibility Testing Period or Plan Year, as applicable, during which no duties are performed (regardless of whether his or her employment terminated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service will be credited under this paragraph for any single continuous period (whether or not that period occurs in a single Eligibility Testing Period or Plan Year, as applicable). Hours under this paragraph will be calculated and credited as required under Department of Labor Regulation Section 2530.200b-2, which
               Section is incorporated in this paragraph by this reference; and

            C. Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service will not be credited both under paragraph (A) or paragraph (B), as the case may be, and under this paragraph (C). These hours are credited to the Employee for the Eligibility Testing Period or Plan Year, as applicable, to which the award or agreement pertains, rather than the Eligibility Testing Period or Plan Year, as applicable, in which the award, agreement, or payment is made.

            D. In determining whether a Break in Eligibility Service or a Break in Vesting Service has occurred in an Eligibility Testing Period or Plan Year, as applicable, an Employee who is absent from work for maternity or paternity reasons will receive credit for the Hours of Service that would otherwise have been credited to him or her, if not for that absence, or if those hours cannot be determined, 8 Hours of Service per day of that absence, in either case, up to a maximum of 501 Hours of Service. An absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the Employee, (2) by reason of the birth of a child of the Employee, (3) by reason of the placement of a child with the Employee in connection with the Employee's adoption of the child, or (4) for purposes of caring for that child for a period beginning immediately following the child's birth or placement. The Hours of Service credited under this paragraph will be credited to the Eligibility Testing Period or Plan Year in which the absence begins, if the crediting is necessary to prevent a Break in Eligibility Service or a Break in Vesting Service in the applicable Eligibility Testing Period or Plan Year, or in all other cases, in the following Eligibility Testing Period or Plan Year.

            E. Hours of Service will be credited for employment with other members of an affiliated service group (under Section 414(m) of the Code), a controlled group of corporations (under Section 414(b) of the Code), or a group of trades or businesses under common control (under Section 414(c) of the Code) of which the Employer is a member, and any other entity required to be aggregated with the Employer under Section 414(o) of the Code and its applicable Treasury Regulations.

               Hours of Service will also be credited for any individual considered an Employee under Sections 414(n) or 414(o) of the Code and any applicable Treasury Regulations.

            F. If an Employer maintains the plan of a predecessor employer, service for that predecessor employer is treated as service for the Employer; to the extent selected in the Adoption Agreement.

            G. Service will be determined on the basis of the method selected in the Adoption Agreement.

     1.21  INDIVIDUAL ACCOUNT

       The bookkeeping account established and maintained under this Plan for each Participant under Section 4.01.

     1.22  INVESTMENT FUND

       A subdivision of the Fund established under the Trust Agreement.

     1.23  KEY EMPLOYEE

       Any person who is a Key Employee under Section 10.07(B).

     1.24  LEASED EMPLOYEE

       Any person (other than an employee of an Employer) who performed services for the Employer (or for the Employer and related persons, determined in accordance with Section 414(n)(6) of the Code) under an agreement between the Employer and any other person (the "leasing organization") on a substantially full time basis for a period of at least one year, if those services are of a type historically performed by employees in the business field of the Employer. Contributions or benefits provided to a Leased Employee by the leasing organization which are attributable to services performed for the Employer are treated as provided by the Employer.

       A Leased Employee is not considered an Employee of the Employer if: (1) the Leased Employee is covered by a money purchase pension plan providing: (a) a nonintegrated employer contribution rate of at least 10% of "compensation," as defined in Section 415(c)(3) of the Code, but including amounts contributed under a salary reduction agreement which are excludible from the Leased Employee's gross income under Section 125,
       Section 402(e)(3), Section 402(h)(1)(B) or Section 403(b) of the Code,
       (b) immediate participation and (c) full and immediate vesting; and (2) Leased Employees do not constitute more than 20% of the Employer's non-highly compensated work force.

     1.25  NORMAL RETIREMENT AGE

       The age selected in the Adoption Agreement, but if none is selected, age 65.

     1.26  OWNER-EMPLOYEE

       An individual who is a sole proprietor, or who is a partner owning more than 10% of either the capital or profits interest of the partnership.

     1.27  PARTICIPANT

       Any Employee or former Employee of the Employer who has met the Plan's eligibility requirements, has entered the Plan and who is or may become eligible to receive a benefit of any type from this Plan or whose Beneficiary may be eligible to receive any Plan benefit. As of the date an individual's benefits under the Plan have been fully distributed, that individual will cease to be a Participant.

     A Participant is treated as benefiting under the Plan for any Plan Year during which the Participant received or is deemed to receive an allocation in accordance with Treasury Regulation Section 1.410(b)-3(a).

     1.28  PLAN

       The prototype defined contribution plan adopted by the Employer. The Plan consists of the Basic Plan Documents plus the corresponding Adoption Agreement as completed and signed by the Employer.

     1.29  PLAN ADMINISTRATOR

       The person or persons described in Section 8.01.

     1.30  PLAN YEAR

       The Employer's fiscal year or any other 12 consecutive-month period selected in the Adoption Agreement.

     1.31  PRIOR PLAN

       A plan which was amended or replaced by adoption of this Plan document, as indicated in the Adoption Agreement.

     1.32  PROTOTYPE SPONSOR

       PaineWebber Incorporated, a Delaware corporation, and any successor corporation by merger, consolidation or liquidation, as well as any other entity to which PaineWebber Incorporated has transferred all or a substantial portion of its retail brokerage business. Each Prototype Sponsor must meet the definition of a sponsoring organization set forth in Section 3.07 of Revenue Procedure 89-9 or any future definition required by the Internal Revenue Service.

     1.33  SELF-EMPLOYED INDIVIDUAL

       An individual who has Earned Income for the taxable year from the trade or business for which the Plan is established (and an individual who would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year).

     1.34  SEPARATE FUND

       A subdivision of the Fund held in the name of a particular Participant representing certain assets held for that Participant. The assets which comprise a Participant's Separate Fund are those assets earmarked for him and those assets subject to the Participant's individual direction under the terms of the Trust Agreement and Article 5.

     1.35  TAXABLE WAGE BASE

       The contribution and benefit base in effect under Section
       230 of the Social Security Act at the beginning of the Plan Year.


     1.36  TERMINATION OF EMPLOYMENT

       An individual ceases to be an Employee of an Employer for any reason other than his or her death. An Employee who does not return to work for the Employer before the expiration of an authorized leave of absence incurs a Termination of Employment when that leave ends.

     1.37  TOP-HEAVY PLAN

       The determination of whether this Plan is a TOP-Heavy Plan for any Plan Year is made under Section 10.07.

     1.38  TRUST AGREEMENT

       The PaineWebber Standard Form Trust Agreement.

     1.39  TRUSTEE

       An individual, individuals or corporation named in the Adoption Agreement as Trustee or any successor under the terms of the Trust Agreement.

     1.40  VALUATION DATE

       The last day of the Plan Year and each other date selected by the Plan Administrator, in a uniform and nondiscriminatory manner, for determining the fair market value of the Fund's assets.

     1.41  VESTED

       Nonforfeitable; an interest that is unconditional and legally enforceable against the Plan in all or a portion of an immediate or deferred Plan benefit which arises from completion of Years of Vesting Service or the other events described in Section 6.01(B).

     1.42  YEAR OF ELIGIBILITY SERVICE

       If Years of Eligibility Service have been selected in the Adoption Agreement to be determined on the basis of an Employee's number of Hours of Service, an Eligibility Testing Period during which an Employee completes at least 1,000 Hours of Service (or a lesser number of Hours of Service selected in the Adoption Agreement).

       If Years of Eligibility Service have been selected in the Adoption Agreement to be determined on the basis of an Employee's working for the Employer for a 12 consecutive-month period beginning on his or her employment or reemployment commencement date with the Employer, each 12 consecutive-month period of employment for the Employer (or faction thereof) during which the Employee does not have a Break in Eligibility Service. An Employee's employment or reemployment commencement date is the first day the Employee performs an Hour of Service. Fractional periods of a year will be expressed in terms of days.

       Years of Eligibility Service (1) include certain specified periods of service with predecessor employers and (2) do not include excluded periods of time, in each case, as selected in the Adoption Agreement. If the Employer is maintaining this Plan as a plan of a predecessor employer (as defined in Section 411 of the Code), Years of Eligibility Service include periods of service with that predecessor employer.

       If the period of eligibility service selected in the Adoption Agreement is or includes a fractional year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year.

     1.43  YEAR OF VESTING SERVICE

       If Years of Vesting Service have been selected in the Adoption Agreement to be determined on the basis of an Employee's number of Hours of Service, a Plan Year during which an Employee completes at least 1,000 Hours of Service (or a lesser number of Hours of Service selected in the Adoption Agreement).

       If Years of Vesting Service have been selected in the Adoption Agreement to be determined on the basis of an Employee's working for the Employer for a each 12 consecutive-month period beginning on his or her employment or reemployment commencement date with the Employer, 12 consecutive-month period of employment for the Employer (or fraction thereof) during which the Employee does not have a Break in Vesting Service. An Employee's employment or reemployment commencement date is the first day the Employee performs an Hour of Service. Fractional periods of a year will be expressed in terms of days.

     Years of Vesting Service (1) include certain specified periods of service with predecessor employers and (2) do not include excluded periods of time, in each case, as selected in the Adoption Agreement. If the Employer is maintaining this Plan as a plan of a predecessor employer (as defined in
     Section 411 of the Code), Years of Vesting Service include periods of service with that predecessor employer.
5

     ARTICLE TWO--ELIGIBILITY AND
     PARTICIPATION

     2.01 ELIGIBILITY TO PARTICIPATE

       All Employees of the Employer, except those excluded from participation under the Adoption Agreement, are eligible to participate in this Plan after satisfying the age and Years of Eligibility Service requirements selected in the Adoption Agreement. Union Employees and Nonresident Aliens are excluded from Plan participation, unless otherwise selected in the Adoption Agreement.

       As used in the Adoption Agreement, the terms "Union Employees" and Non-resident Aliens" refer to the following:

       Union Employees: Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Treasury Regulation Section 1.410(b)-9. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

       Nonresident Aliens: Employees who are nonresident aliens (within the meaning of Section 7701(b)(1)(B) of the Code) and who receive no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

     2.02 PLAN ENTRY

            A. If this Plan replaces a Prior Plan, each Employee of the Employer who participated in the Prior Plan on the day immediately before the Effective Date continues to be a Participant in this Plan.

            B. An Employee becomes a Participant as of the Effective Date if he or she has met the requirements of Section 2.01 as of that Date. After the Effective Date, each Employee becomes a Participant on the first Entry Date after satisfying the eligibility requirements of Section 2.01.

            C. The Plan Administrator must notify each Employee who becomes eligible to become a Participant under this Plan and furnish him or her with whatever enrollment forms, other documents are required of Participants and furnish him or her with whatever notices and documents are required by applicable law to be provided to eligible Employees and/or Participants, including but not limited to summary plan descriptions. Prior to becoming a Participant, the eligible Employee must execute those forms or documents and make available whatever information is reasonably required for the administration of the Plan, including his or her investment elections pursuant to Section 5.05, if applicable. If this is a "standardized plan," and the Employee does not provide the required information, the Employer shall provide the necessary information from its best available records.

     2.03 TRANSFER TO OR FROM INELIGIBLE CLASS

       A Participant who becomes ineligible to partIcipate in this Plan because he or she is no longer a member of an eligible class of Employees, participates immediately upon his or her return to an eligible class of Employees if he or she has not had a Break in Eligibility Service. If the Employee had a Break in Eligibility Service, his or her eligibility to participate is determined under Section 2.04.

       An Employee who is not a member of the eligible class of Employees becomes a Participant on becoming a member of the eligible class, if the Employee has satisfied the age and Years of Eligibility Service requirements. If the Employee has not satisfied the age and Years of Eligibility Service requirements as of the date he or she becomes a member of the eligible class, he or she becomes a Participant on the first Entry Date after satisfying those requirements.

     2.04 RETURNING AFTER BREAK IN ELIGIBILITY SERVICE

            A. Before Becoming Eligible - If an Employee has a Break in
               Eligibility Service before he or she meets the Plan's eligibility requirements, his or her Years of Eligibility Service before the Break in Eligibility Service will not count under the Plan. This paragraph applies only if the Employee is 100% Vested upon meeting the eligibility requirements.

            B. Before Becoming Vested - If a Participant has a Break in
               Eligibility Service at a time when he or she is not at least partially Vested in the portion of his or her Individual Account derived from Employer Contributions, his or her Years of Eligibility Service before a period of consecutive Breaks in Eligibility Service will not count for eligibility purposes if the number of consecutive Breaks in Eligibility Service in that period equals or exceeds the greater of 5 or the aggregate number of Years of Eligibility Service before that Break. The aggregate number of Years of Eligibility Service does not include any Years of Eligibility Service that are not counted under the preceding sentence because of earlier Breaks.

               If a Participant's Years of Eligibility Service are not counted under the Plan because of the previous paragraph, he or she is treated as a new Employee for eligibility purposes.

            C. After Becoming Vested - A Participant who has a Break in
               Eligibility Service after having a Vested interest in at least part of his or her Individual Account derived from Employer Contributions continues to participate in the Plan, or, if he or she is not employed by the Employer, participates when reemployed by the Employer.

     ARTICLE THREE--CONTRIBUTIONS

     3.01 EMPLOYER CONTRIBUTIONS

            A. Obligation to Contribute - The Employer makes contributions to the Plan according to the contribution formula selected in the Adoption Agreement. If this Plan is a profit-sharing plan, the amount of the Employer Contribution is determined in the Employer's sole discretion, and the Employer, in its sole discretion, may make contributions whether or not it has current or accumulated earnings or profits (unless otherwise provided in the Adoption Agreement). Neither the Trustee nor the Prototype Sponsor has any duty to question the correctness of a contribution, or to collect any amount that the Employer fails to pay.

            B. Allocation Formula and the Right to Share in the Employer
               Contribution -

                    1. General - The Employer Contribution for a Plan Year is allocated to the Individual Accounts of qualifying Participants according to the formula selected in the Adoption Agreement. The Employer Contribution for any Plan Year is allocated to each Participant's Individual Account as of the last day of that Plan Year.

                    2. Qualifying Participants - A Participant is a qualifying Participant and is entitled to share in the Employer Contribution for any Plan Year (a) if he or she was a Participant on at least 1 day during the Plan Year,
                        (b)if selected in the Adoption Agreement, and only if the Plan is "nonstandardized" (that is, Adoption Agreement No. 003, 004, 006 or 007 was used by the Employer to adopt the Plan), he or she completes the required number of Hours of Service specified in the Adoption Agreement during the Plan Year and (c) if selected in the Adoption Agreement, he or she is an Employee on the last day of the Plan Year (unless the exception for the Participant's death, Disability or Termination of Employment after attaining Normal Retirement Age has been selected in the Adoption Agreement). The determination of whether a Participant is entitled to share in the Employer Contribution is made as of the last day of each Plan Year.

                    3. Special Rules for Integrated Plans - If the Employer selected an integrated contribution or allocation formula in the Adoption Agreement, then the amount by which the "Excess Contribution Percentage" exceeds the "Base Contribution Percentage" cannot be larger than the maximum disparity rate under the following table (depending on the type of plan):

               As used above:

                         (a) The "Excess Contribution Percentage" is the percentage of Compensation which is contributed under the Plan for the portion of each Participant's Compensation which is greater than the Integration Level selected in the Adoption Agreement.

                         (b) The "Base Contribution Percentage" is the percentage of Compensation contributed under the Plan for the portion of each Participant's Compensation which is not greater than the Integration Level selected in the Adoption Agreement.

                         (c) The "Integration Level" is the Taxable Wage Base or a lesser amount selected in the Adoption Agreement. The Integration Level cannot be greater than the contribution and benefit base in effect under Section 230 of the Social Security Act for the Plan Year.

                         The Employer Contributions and Forfeitures are allocated to Participants' Individual Accounts in four
                         (4) steps as follows (only Steps 3 and 4 are required if the Plan is not a Top-Heavy Plan):

                              Step 1 Employer Contributions and Forfeitures are allocated, up to the first 3% of each qualifying Participant's Compensation, based on the ratio that his or her Compensation for the Plan Year bears to the total Compensation of all qualifying Participants for the Plan Year.

                              Step 2 Any remaining Employer Contributions and Forfeitures are then allocated, up to 3% of each qualifying Participant's Compensation, based on the ratio that his or her Excess Compensation for the Plan Year bears to all qualifying Participants' Excess Compensation. For purposes of this Step 2, in the case of any Participant who has exceeded the "cumulative permitted disparity limit" described below, that Participant's total Compensation for the Plan Year will be taken into account.

                              Step 3 Employer Contributions and Forfeitures remaining after Step 2 (or, in the case of a non-Top-Heavy Plan, all Employer Contributions and Forfeitures) are allocated to each qualifying Participant, based on the ratio that the sum of that Participant's Compensation and Excess Compensation for the Plan Year bears to the sum of all qualifying Participants' Compensation and Excess Compensation for the Plan Year. For

________________________________________________________________________________

                            MAXIMUM DISPARITY RATE
                            ----------------------

                                                                                           Standardized and      Nonstandardized
                                                                                              Top-Heavy            and Non-Top-
                                                                                           Nonstandardized           Heavy
Integration Level                                                         Money Purchase    Profit-Sharing       Profit-Sharing
Taxable Wage Base (TWB)                                                        5.7%             2.7%                  5.7%

More than $50 but not more than 20% of TWB/*/                                  5.7%             2.7%                  5.7%

More than 20% of TWB/*/ but not more than 80% of TWB                           4.3%             1.3%                  4.3%

More than 80% of TWB but not more than TWB                                     5.4%             2.4%                  5.4%

* If 20% of TWB is less than $10,000, substitute $10,000 for "20% of TWB."

                         purposes of this Step 3, in the case of any Participant who has exceeded the "cumulative permitted disparity limit" described below, 200% of such Participant's total Compensation for the Plan Year will be taken into account.

                         Step 4 Employer Contributions and Forfeitures remaining after Step 3 are allocated as described in Step 1, without the 3% Compensation limit.

           Overall Permitted Disparity Limits:

           Annual Overall Permitted Disparity Limit - Notwithstanding the preceding paragraphs, for any Plan Year for which this Plan benefits any Participant who benefits under another qualified plan or simplified employee pension (as defined in Section 408(k) of the Code), maintained by the Employer and which provides for permitted disparity (or imputes disparity), Employer Contributions and Forfeitures will be allocated to the Individual Account of each Participant who either completes more than 500 Hours of Service during the Plan Year or who is employed on the last day of the Plan Year in the ratio of that Participant's total Compensation to the total Compensation of all Participants.

           Cumulative Permitted Disparity Limit - Effective for Plan Years beginning on or after January 1, 1995, the cumulative permitted disparity limit for a Participant is 35 "total cumulative permitted disparity years." "Total cumulative permitted disparity years" means the number of years credited to the Participant for allocation or accrual purposes under this Plan, any other qualified plan or simplified employee pension plan (whether or not terminated) ever maintained by the Employer. For purposes of determining the Participant's cumulative permitted disparity limit, all Plan Years ending in the same calendar year are treated as the same Plan Year. If the Participant has not received, and not been deemed to have received, an allocation (In accordance with Treasury Regulation
           Section 1.410(b)-3(a)) under a defined benefit plan or target benefit plan for any Plan Year beginning on or after January 1, 1994, the Participant has no cumulative permitted disparity limit.

           C. Allocation of Forfeitures - Forfeitures for a Plan Year that arise as a result of the application of Section 6.01(D) are allocated as follows:

          Forfeitures reduce Employer Contributions to the Plan, unless otherwise provided in the Adoption Agreement. However, if it is provided in the Adoption Agreement that Forfeitures are allocated to the Individual Accounts of Participants, then Forfeitures are allocated as if they were Employer Contributions under Section 3.01
          (B) to the Individual Accounts of Participants who are entitled to share in the Employer Contributions for that Plan Year.

          D. Timing of Employer Contribution - The Employer Contribution for each Plan Year must be delivered to the Trustee by the due date including extensions, for filing the Employer's income tax return for its fiscal year in which the Plan Year ends.

          E. Minimum Allocation for Top-Heavy Plans - The contribution and allocation provisions of this Section 3.01(E) apply in any Plan Year in which this Plan is a Top-Heavy Plan.

               1. Except as otherwise provided in (2) below, the Employer Contributions and Forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of (a) 3% of such Participant's Compensation or
                    (b) the largest percentage of Employer Contributions and Forfeitures, as a percentage of Key Employee's Compensation, as limited by Section 401(a)(17) of the Code, allocated on behalf of any Key Employee for that year. Subsection (b) shall not apply if the Employer has a defined benefit plan which it uses to satisfy the requirements of Section 401(a)(4) or 410 of the Code. The minimum allocation is determined without regard to any Social Security contribution. The minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of
                    (a) the Participant's failure to complete 1,000 Hours of Service (or any equivalent provided in the Plan), or (b) the Participant's failure to make mandatory Employee contributions to the Plan, or (c) the Participant's Compensation is less than a stated amount.

               2.   The provision in (1) above does not apply to any Participant
                    (a) who was not employed by the Employer on the last day of the Plan Year or (b) to the extent the Participant is covered under any other plan or plans of the Employer and the Employer has provided in the Adoption Agreement that the minimum allocation or benefit requirement applicable to Top-Heavy Plans will be met under the other plan or plans.

               3. The minimum allocation required under this Section 3.01(E) and Section 3.01(F)(1) (to the extent required to be nonforfeitable under Section 416(b) of the Code) is not forfeitable under Section 411(a)(3)(B) or 411(a)(3)(D) of the Code.

               4. For purposes of computing the minimum allocation, Compensation shall mean the definition of Compensation selected in the Adoption Agreement as limited by Section 401(a)(17) of the Code.

          F. Special Requirements for Paired Plans - The Employer maintains paired plans if the Employer has adopted either a combination of two defined contribution standardized plans or a combination of one or two defined contribution standardized plans and one defined benefit standardized plan.

               1. Paired Plans - Paired plans may be maintained by the Employer only under one of the following circumstances:

                    (a) When the paired plans are Top-Heavy, the Top-Heavy minimum contribution is provided in all paired plans; or

                    (b)  Each Paired plan benefits the same Participants.

               2.   Minimum Allocation Under 3.01(F)(1)(b) - In the case of
                    Section 3.01(F)(1)(b) above, when the paired plans are Top-Heavy, the Employer is required to provide a minimum contribution equal to 3% of Compensation for each non-Key Employee who is entitled to a minimum contribution. That minimum contribution will only be made under one of the plans. If an Employee is a Participant in only one of the plans, the mini-mum contribution is made to that plan. If the Employee is a Participant in both plans, the minimum contribution is made to the money purchase pension plan.

               3. Only One Plan can be Integrated - If the Employer maintains paired plans, only one of the plans may utilize the disparity in contributions or benefits permitted under
                    Section 401(1) of the Code. If both Adoption Agreements provide for integration, permitted disparity is allowed only
                    (i) under the other plan if it is a defined contribution plan or (ii) under this Plan if the other plan is a defined benefit plan.

          G. Return of Employer Contribution to the Employer Under Special Circumstances - If the Employer makes a contribution by reason of a mistake of fact, the Employer is entitled to recover that contribution provided that the recovery occurs within 1 year of the date on which the contribution was made.

               If the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Code, any contributions that were conditioned on the initial qualification of the Plan may be returned to the Employer provided that those contributions must be returned to the Employer within 1 year after the date on which the initial qualification is denied.

               If a contribution made by the Employer is conditioned on its deductibility under Section 404 of the Code and the deduction is fully or partially disallowed, the contribution may be returned to the Employer, to the extent of the amount disallowed, provided that it is returned to the Employer within 1 year of the date on which the deduction is disallowed. All Employer Contributions are declared to be conditioned on their deductibility.

     3.02 EMPLOYEE CONTRIBUTIONS

       Except as provided under Section 11.03(D), if applicable, this Plan does not accept nondeductible Employee contributions for Plan Years beginning after the Plan Year in which this Plan is adopted by the Employer. Nondeductible Employee contributions (and any related matching contributions) made by a Participant before they were not accepted under this Plan are maintained in a fully Vested sub-account under that Participant's Individual Account. If and as selected in the Adoption Agreement, a Participant may, upon a written request submitted to the Plan Administrator and subject to the requirements of Section 6.06 (if applicable), withdraw any part of his or her nondeductible Employee contribution sub-account; in all other respects, a Participant's nondeductible Employee contribution sub-account is subject to the Plan's regular distribution provisions.

       This Plan does not accept deductible Employee contributions made for a taxable year beginning after December 31, 1986. Deductible Employee contributions made by a Participant before that date are maintained in a fully Vested sub-account under that Participant's Individual Account. No part of the deductible Employee contribution sub-account may be used to purchase life insurance. If and as selected in the Adoption Agreement, a Participant may, upon a written request submitted to the Plan Administrator and subject to the requirements of Section 6.06 (if applicable), withdraw any part of his or her deductible Employee contribution sub-account; in all other respects, a Participant's deductible Employee contribution sub-account is subject to the Plan's regular distribution provisions.

       Employee contributions for Plan Years beginning after December 31, 1986, together with any matching contributions (as defined in Section 401(m) of the Code), are limited to meet the nondiscrimination test of Section 401(m) of the Code.

       No Forfeiture occurs as a result of an a Participant's withdrawal of Employee contributions.

     3.03 ROLLOVER CONTRIBUTIONS

       If this option is selected in the Adoption Agreement, and if permitted by the Plan Administrator on a uniform and nondiscriminatory basis, a Participant or an Employee who is eligible to participate in the Plan or who is in an eligible class of Employees who, upon satisfaction of any applicable age and/or service requirements, will become eligible to participate in the Plan, may contribute a "rollover contribution" (as defined below) to the Plan, but only if the Employee submits a written certification satisfactory to the Plan Administrator, that the contribution qualifies as a rollover contribution.

       A Participant's rollover contributions are maintained in a fully Vested sub-account under the Participant's Individual Account. If and as selected in the Adoption Agreement, a Participant may, upon a written request submitted to the Plan Administrator and subject to the requirements of Section 6.06 (if applicable), withdraw any part of his or her rollover contribution sub-account; in all other respects, a Participant's rollover contribution sub-account is subject to the Plan's regular distribution provisions.

       For purposes of this Section 3.03, a "rollover contribution" is a contribution described in Section 402(c)(4), 403(a)(4) or 408(d)(3) of the Code or in any other provision that may be added to the Code authorizing rollovers to qualified plans.

     3.04 TRANSFER CONTRIBUTIONS

       If this option is selected in the Adoption Agreement, and if permitted by the Plan Administrator on a uniform and nondiscriminatory basis, the Trustee may receive any amounts transferred to it from the trustee of another plan qualified under Section 401(a) of the Code on behalf of any Participant or Employee who is eligible to participate in the Plan or who is in the class of Employees who, upon satisfaction of any applicable age and/or service requirements, will become eligible to participate in the Plan. A Participant's transfer contributions are maintained in a fully Vested sub-account under the Participant's Individual Account. If and as selected in the Adoption Agreement, a Participant may, upon a written request submitted to the Plan Administrator and subject to the requirements of Section 6.06 (if applicable), withdraw any part of his or her transfer contribution sub-account; in all other respects, a Participant's transfer contribution sub-account is subject to the Plan's regular distribution provisions.

     3.05 LIMITATION ON ALLOCATIONS

       A. No Other Plan - If the Participant has never participated in another qualified plan, "welfare benefit fund" (as defined in Section 419(e) of the Code), "individual medical account" (as defined in Section 415(l)(2) of the Code) or "simplified employee pension" (as defined in
          Section 408(k) of the Code), maintained by the Employer and which provided an "Annual Addition" (as defined in Section 3.05(E)(1)), the following rules apply:

               1. The amount of Annual Additions credited to the Participant's Individual Account for any "Limitation Year" (as defined in
                    Section 3.05(E)(9)) cannot exceed the lesser of the
                    "Maximum Permissible Amount" (as defined in
9

                    Section 3.05(E)(11)) or any other limitation contained in this Plan. Employer Contributions contributed or allocated to a Participant's Individual Account must be reduced, if necessary, so that the Annual Additions for the Limitation Year do not exceed the Maximum Permissible Amount.

               2. Before determining the Participant's actual "Compensation" (as defined in Section 3.05(E)(2)) for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimate of the Participant's Compensation for the Limitation Year, uniformly determined for all similarly situated Participants.

               3. Then, as soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year is determined based on the Participant's actual Compensation for the Limitation Year.

               4. If under Section 3.05(A)(3) or as a result of the allocation of Forfeitures, there is an "Excess Amount" (as defined in Section 3.05(E)(7)), the Excess Amount is eliminated as follows:

                    (a) Any nondeductible voluntary Employee contributions, to the extent they would reduce the Excess Amount, are returned to the Participant;

                    (b) If an Excess Amount still exists after (a), and the Participant is covered by the Plan at the end of the Limitation Year, the Excess Amount in the Participant's Individual Account is used to reduce Employer Contributions (including any allocation of Forfeitures) for that Participant in the next Limitation Year, and each future Limitation Year if necessary.

                    (c) If an Excess Amount still exists after application of paragraph (a) and the Participant is not covered by the Plan at the end of a Limitation Year, the Excess Amount is held unlocated in a suspense account. The suspense account is applied to reduce future Employer Contributions (including allocation of any Forfeitures) for all other Participants in the next Limitation Year, and each succeeding Limitation Year if necessary.

                    (d) If a suspense account exists under this Section 3.05 at any time during a Limitation Year, that account (i) will not participate in the allocation of the Fund's investment gains and losses and (ii) must be allocated and reallocated to Participants' Individual Accounts before any Employer Contributions or any Employee contributions may be made to the Plan for that Limitation Year. Excess Amounts may not be distributed to Participants or former Participants.

       B. If a Participant is covered under this Plan and another qualified defined contribution Master or Prototype Plan, "welfare benefit fund" (as defined in Section 419(e) of the Code), "individual medical account" (as defined in Section 415(1)(2) of the Code) or "simplified employee pension" (as defined in Section 408(k) of the Code), maintained by the Employer and which provides an Annual Addition during any Limitation Year, the following rules apply:

               1. The Annual Additions which may be credited to a Participant's Individual Account under this Plan for any such Limitation Year cannot exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant's Individual Account under the other plans and welfare benefit funds for the Same Limitation Year. If the Annual Additions with respect to the Participant under other qualified defined contribution Master or Prototype Plans, welfare benefit funds, individual medical accounts and simplified employee pensions maintained by the Employer are less than the Maximum Permissible Amount and the Employer Contribution that would have been contributed or allocated to the Participant's Individual Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limit, the amount contributed or allocated is reduced until the Annual Additions under all those plans and funds for the Limitation Year equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under those other qualified defined contribution Master or Prototype Plans, welfare benefit funds, individual medical accounts and simplified employee pensions in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount is contributed or allocated to the Participant's Individual Account under this Plan for the Limitation Year.

               2. Before determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant as described in Section 3.05(A)(2).

               3. Then, as soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year is determined on the basis of the Participant's actual Compensation for the Limitation Year.

               4. If, under Section 3.05(B)(3) or as a result of the allocation of Forfeitures, a Participant's Annual Additions under this Plan and other plans would result in an Excess Amount for a Limitation Year, the Excess Amount is treated as if it were all from the last allocated Annual Additions, except that Annual Additions attributable to a simplified employee pension are treated as having been allocated first, followed by Annual Additions to a welfare benefit fund or individual medical account, regardless of the actual allocation date.

               5. If an Excess Amount is allocated to a Participant on an allocation date of this Plan coinciding with an allocation date of another plan, the Excess Amount attributed to this Plan is the product of:

                    (a) The total Excess Amount allocated as of that date, multiplied by

                    (b) The ratio of (i) the Annual Additions allocated to the Participant for the Limitation Year as of that date under this Plan to (ii) the total Annual Additions allocated to the Participant for the Limitation Year as of that date under this Plan and all other qualified master or prototype defined contribution plans.

                6. Any Excess Amount attributed to this Plan is then eliminated as described in Section 3.05(A)(4).

          C. If the Participant is covered under another qualified defined contribution plan maintained by the Employer, which is not a Master or Prototype Plan, the Annual Additions credited to the Participant's Individual Account under this Plan for any limitation Year are limited under Sections 3.05(B)(1) through 3.05(B)(6), as if the other plan were a master or prototype plan, unless other limits were selected in the Adoption Agreement.

          D. If the Employer has ever maintained a qualified defined benefit plan (other than a paired plan as shown in the Adoption Agreement) covering any Participant in this Plan, the sum of the Participant's "Defined Benefit Plan Fraction" (as defined in
              Section 3.05(E)(3)) and "Defined Contribution Plan Fraction" (as defined in Section 3.05(E)(5)) cannot exceed 1.0 in any Limitation Year. The Annual Additions that may be credited to the Participant's Individual Account under this Plan for any Limitation Year are limited under the Adoption Agreement.

          E.  The terms below have the following meanings when used in this
              Section 3.05:

                1. Annual Additions: The sum of the following amounts credited to a Participant's Individual Account for the Limitation
                    Year:

                    (a)  Employer Contributions;

                    (b)  Employee contributions;

                    (c)  Forfeitures;

                    (d) Amounts allocated, after March 31, 1984, to an "individual medical account (as defined in Section 415(l)(2) of the Code), which is part of a pension or annuity plan maintained by the Employer are treated as Annual Additions to a defined contribution plan. Also amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after that date, which relate to post-retirement medical benefits allocated to the separate account of a "key employee" (as defined in Section 419A(d)(3) of the Code) under a "welfare benefit fund" (as defined in
                         Section 419(e) of the Code) maintained by the Employer are treated as Annual Additions to a defined contribution plan; and

                    (e) Allocations under a "simplified employee pension" (as defined in Section 408(k) of the Code) maintained by the Employee.

                    For this purpose, any Excess Amount applied under Section 3.05(A)(4) or 3.05(B)(6) in the Limitation Year to reduce Employer Contributions are considered Annual Additions for that Limitation Year.

                2. Compensation: Compensation is defined as wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are included in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, fringe benefits, tips, bonuses and reimbursements or other expense allowances under a nonaccountable plan (as described in Treasury Regulation Section 1.62-2(c)), and excluding the following:

                    (a) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan, or any distributions from a plan of deferred compensation;

                    (b) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                    (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                    (d) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Section 403(b) of the Code (whether or not the amounts are actually excludible from the gross income of the Employee).

                    For any self-employed individual, Compensation means Earned Income.

                    For Limitation Years beginning after December 31, 1991, for purposes of applyIng the limits of this Section 3.05, Compensation for a Limitation Year is the Compensation actually paid or includible in gross income during that Limitation Year.

                    However, Compensation for a Participant in a defined contribution plan who is permanently and totally disabled (as defined in Section 22(e)(3) of the Code) is the Compensation that Participant would have received for the Limitation Year if the Participant had been paid at his or her Compensation rate immediately before becoming permanently and totally disabled; provided that imputed Compensation for the disabled Participant is taken into account only if the Participant is not a Highly Compensated Employee and contributions made on behalf of the Participant are fully Vested when made.

                3. Defined Benefit Plan Fraction: A fraction, the numerator of which is the sum of the Participant's projected annual benefits under all defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125% of the dollar limitation determined for the Limitation Year under Section 415(b) and
                    (d) of the Code or 140% of the "Highest Average Compensation" (as
11
                     defined in Section 3.05(E)(8)), including any adjustments under Section 415(b) of the Code.

               However, if the Participant was a participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which existed on May 6, 1986, the denominator of this Fraction is not less than 125% of the sum of the annual benefits under those plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, ignoring any changes in the terms and conditions of the plan after May 5,1986, but only if the defined benefit plans individually and together satisfied the requirements of Section 415 of the Code for all Limitation Years beginning before January 1, 1987.

               4. Defined Contribution Plan Dollar Limit: $30,000 or, if greater, one-fourth of the defined benefit dollar limit under Section 415(b)(1) of the Code, which is in effect for the Limitation Year.

               5. Defined Contribution Plan Fraction: A fraction, the numerator of which is the sum of the Annual Additions to the Participant's accounts under all defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions from (i) the Participant's nondeductible employee contributions to all defined benefit plans (whether or not terminated), (ii) "welfare benefit funds" (as defined in Section 419(e) of the Code) maintained by the Employer, (iii) "individual medical accounts" (as defined in Section 415(1)(2) of the Code) maintained by the Employer and (iv) "simplified employee pensions" (as defined in Section 408(k) of the Code) maintained by the Employer, and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of service with the Employer (regardless of whether the Employer maintained a defined contribution plan). The maximum aggregate amount in any Limitation Year is the lesser of 125% of the dollar limit under Section 415(b) and (d) of the Code in effect under
                     Section 415(c)(1)(A) of the Code or 35% of the Participant's Compensation for that Year.

               If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which existed on May 6, 1986, the numerator of this Fraction is adjusted if the sum of this Fraction and the Defined Benefit Plan Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the Fractions over 1.0, multiplied by (2) the denominator of this Fraction, is permanently subtracted from the numerator of this Fraction. The adjustment is calculated using the Fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the limit under Section 415 of the Code that applied on the first Limitation Year beginning on or after January 1, 1987.

               The Annual Addition for any Limitation Year beginning before January 1, 1987, is not recomputed to treat all Employee contributions as Annual Additions.

               6. Employer: The Employer that adopts this Plan, and all members of a "controlled group of corporations" (as defined in Section 414(b) of the Code as modified by Section 415(h)), all "commonly controlled trades or businesses" (as defined in Section 414(c) of the Code as modified by
                     Section 415(h)) or "affiliated service groups" (as defined in Section 414(m) of the Code) of which the adopting Employer is a part, and any other entity required to be aggregated with the Employer under the Treasury Regulations under Section 414(o) of the Code.

               7. Excess Amount: The excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

               8. Highest Average Compensation: The average Compensation for the 3 consecutive Years of Vesting Service with the Employer that produces the highest average.

               9. Limitation Year: A calendar year, or the 12 consecutive-month period selected for this purpose in the Adoption Agreement. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12 consecutive-month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

               10. Master or Prototype Plan: A plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

               11. Maximum Permissible Amount: The maximum Annual Addition that may be contributed or allocated to a Participant's Individual Account under the Plan for any Limitation Year is the lesser of:

                     (a)  The Defined Contribution Plan Dollar Limit; or

                     (b) 25% of the Participant's Compensation for the Limitation Year.

               The Compensation limit referred to in (b) does not apply to any contribution for medical benefits (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition under Section 415(l)(1) or 419A(d)(2) of the Code.

               If a Short Limitation Year is created because of an amendment changing the Limitation Year to a different 12 consecutive-month period, the Maximum Permissible Amount must not exceed the Defined Contribution Dollar Limit multiplied by the following fraction:

     Number of months in the short Limitation Year 12

               12. Projected Annual Benefit: The annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if that benefit is stated other than as a straight life annuity qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the Plan assuming:

               (a) The Participant continues employment until Normal Retirement Age (or current age, if later); and

               (b) The Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan remain constant for all future Limitation Years.

          The term "straight life annuity" shall have the meaning set forth in
          Section 12.01(I).

     ARTICLE FOUR--INDIVIDUAL ACCOUNTS AND VALUATION

     4.01 INDIVIDUAL ACCOUNTS

          A. The Plan Administrator must establish and maintain an Individual Account in the name of each Participant to reflect the total value of his or her interest in the Fund. Each Individual Account is made up of whatever sub-accounts may be needed for each Participant, including:

               1. A sub-account to reflect a Participant's Employer Contributions and Forfeitures;

               2. A subaccount to reflect a Participant's rollover contributions;

               3. A sub-account to reflect a Participant's transfer contributions;

               4. A sub-account to reflect a Participant's nondeductible Employee contributions; and

               5. A sub-account to reflect a Participant's deductible Employee contributions.

               These sub-accounts are only for accounting purposes and do not require a segregation of the Fund.

          B. The Plan Administrator is authorized to establish any other accounts it believes are appropriate for the proper administration of the Plan.

     4.02 VALUATION OF FUND

          The Fund is valued each Valuation Date at fair market value.

     4.03 VALUATION OF INDIVIDUAL ACCOUNTS

          A. If a Participant's Individual Account assets are completely or partly invested in a Separate Fund, then the value of that portion of the Participant's Individual Account at any relevant time is the sum of the fair market values of the assets in that Separate Fund, reduced by any applicable charges and penalties.

          B. The fair market value of the other portions of each Individual Account is determined follows:

               1. First, the portion of the Individual Account invested in each investment Fund as of the most recent Valuation Date is determined. Then, that portion is (a) reduced by (i) any withdrawals made from the applicable Investment Fund to or for the benefit of a Participant or his or her Beneficiary,
                    (ii) any Forfeitures by the Participant under Section 6.01(D) and (iii) any transfer to another Investment Fund since the most recent Valuation Date, and (b) increased by any amount transferred from another Investment Fund since the most recent Valuation Date. The resulting amounts are the net Individual Account portions invested in the Investment Funds.

               2. Second, the net Individual Account portions invested in each Investment Fund are increased or decreased (based on the ratio that each net Individual Account portion bears to the sum of all net Individual Account portions), so that the sum of all the net Individual Account portions invested in an Investment Fund equals the then fair market value of the Investment Fund. However, for the first Plan Year only, the net Individual Account portions are the sum of all contributions made to each Participant's Individual Account during the Plan Year.

               3. Third, any contributions to the Plan and Forfeitures are allocated as described in Article 3. Under Article 4, contributions made by the Employer for any Plan Year, but after that Plan Year, are considered to have been made on the last day of that Plan Year regardless of when they are paid to the Trustee.

                    Amounts contributed between Valuation Dates are credited with investment gains or losses until the next Valuation Date.

               4. Fourth, the portions of the Individual Account invested in each Investment Fund determined under (1), (2) and (3) above are added.

     4.04 SEGREGATION OF ASSETS

       If a Participant elects a distribution other than in a lump sum, the Plan Administrator may place the Participant's account balance in a segregated Investment Fund for the purpose of having sufficient liquidity to provide benefit installments.

     4.05 MODIFICATION OF METHOD FOR VALUING INDIVIDUAL ACCOUNTS

       The Plan Administrator is authorized to establish other procedures (in a uniform and nondiscriminatory manner) for determining the fair market value of the Individual Accounts, if the Plan Administrator believes it would be necessary or appropriate to do so.

     ARTICLE FIVE--TRUST FUND

     5.01 CREATION OF FUND

       By adopting this Plan, the Employer is establishing the Fund consisting of the assets of the Plan held by the Trustee under the Trust Agreement. Assets within the Fund may be pooled on behalf of all Participants, earmarked on behalf of each Participant or be a combination of pooled and earmarked. To the extent that assets are earmarked for a particular Participant, they are held in a Separate Fund for that Participant.

       No part of the corpus or income of the Fund may be used for, or diverted to, purposes other than for the exclusive benefit of Participants and their Beneficiaries.

     5.02 INVESTMENT AUTHORITY

       Except as provided in the Adoption Agreement (relating to Participant-directed investments) or the Trust Agreement, the Employer has the exclusive authority to determine who will exercise exclusive management and control over the investment of the Fund. The Employer is a "named fiduciary" of the Plan within the meaning of Section 402(a) of ERISA.

     5.03 INDEMNIFICATION OF PROTOTYPE SPONSOR AND TRUSTEE

       Regardless of any other Plan provision, to the fullest extent permitted by applicable law, the Employer agrees to indemnify and hold harmless the Trustee and the Prototype Sponsor, and each of their officers, directors, employees and agents (collectively, the "Indemnified Parties") from and against any and all claims, liabilities, damages, judgements, settlements, losses, costs, charges, or expenses (including legal fees and disbursements) asserted against any Indemnified Party at any time as a result of, arising out of or based upon the adoption, maintenance, administration, operation or termination of this Plan, or any action taken by those parties in the performance of their duties with respect to this Plan, unless there is a final adjudication against them of gross negligence or willful misconduct in the performance of those duties.

       Further, to the fullest extent permitted by applicable law, the Employer agrees to indemnify the Indemnified Parties from any loss, liability, cost, damage, claim or expense (including legal fees and disbursements) which the Trustee and/or the Prototype Sponsor incurs by reason of or which results, in whole or in part, from the Trustee's or Prototype Sponsor's reliance on the facts and other directions and elections the Employer communicates or fails to communicate.

     5.04 LIFE INSURANCE PURCHASES

          A. If any life insurance policy is purchased for a Participant, the total premiums are limited as follows:

          1. Ordinary Life Insurance - If ordinary life insurance contracts (that is, contracts with both nondecreasing death benefits and nonincreasing premiums) are purchased, less than 50% of the total Employer Contributions and Forfeitures allocated to any Participant's Individual Account may be used to pay their premiums.

          2. Term and Universal Life Insurance - No more than 25% of the total Employer Contributions and Forfeitures allocated to any Participant's Individual Account may be used to pay the premiums on term life insurance contracts, universal life insurance contracts, and all other life insurance contracts that are not ordinary life.

          3. Combination - The sum of 50% of the ordinary life insurance premiums and all other life insurance premiums must not be greater than 25% of the aggregate Employer Contributions and Forfeitures allocated to any Participant's Individual Account.

          B. Dividends or credits earned on insurance contracts for a Participant are allocated to his or her Individual Account.

          C. Subject to the joint and survivor annuity requirements contained in Section 6.06, the contracts on a Participant's life are converted to cash converted into an annuity or distributed to him or her when his or her benefits start.

          D. The Trustee applies for and is the owner of any insurance contract(s) purchased under this Plan. The insurance contract(s) must provide that proceeds are payable to the Trustee, however, the Trustee is required to pay over all proceeds of the contract(s) to the Participant's designated Beneficiary in accordance with the distribution provisions of this Plan. A Participant's spouse automatically is the designated Beneficiary of the proceeds if the joint and survivor annuity rules contained in Section 6.06 are applicable. Under no circumstances may the Fund retain any part of the proceeds. If the terms of this Plan and the terms of any purchased insurance contract conflict, the Plan provisions control.

          E. The Employer may direct the Trustee to sell and distribute insurance or annuity contracts to a Participant (or any other permitted party) to the extent permitted by applicable law.

     5.05 PARTICIPANTS' DIRECTION OF INVESTMENTS

       If selected in the Adoption Agreement by the Employer, each Participant may direct the Trustee regarding the investment of part or all of his or her Individual Account. To the extent of that direction, the Employer, Plan Administrator, Trustee and all other fiduciaries are relieved of their fiduciary responsibility under Section 404 of ERISA, and this Plan is intended to be a Plan described in Section 404(c) of ERISA.

       The Employer will cause a Separate Fund to be established in the name of each Participant who directs the investment of part or all of his or her Individual Account. Each Separate Fund is charged or credited (as appropriate) with the earnings, gains, losses and/or expenses relating to that Separate Fund. No fiduciary is liable for any loss resulting from a Participant's individual investment direction. The assets subject to individual direction cannot be invested (1) in "collectibles" as that term is defined in Section 408(m) of the Code, (2) in any investment that would constitute a non-exempt "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code or (3) in any investment which would result in the failure to satisfy the requirements of Section 404(c) of ERISA.

       The Plan Administrator is authorized and directed to establish uniform and nondiscriminatory rules relating to individual direction which it determines to be necessary or advisable including, but not limited to, rules describing (1) which portions of a Participant's Individual Account can be so directed; (2) the frequency of investment changes; (3) the forms and procedures for making investment changes; and (4) the effect of a Participant's failure to make a valid direction.

       The Plan Administrator may, in a uniform and non-discriminatory manner, limit the available investments for Participants' direction to certain specified investment options (including, but not limited to, certain mutual funds, investment contracts, deposit accounts and group trusts).

       The Plan Administrator may permit, in a uniform and nondiscriminatory manner, a Beneficiary of a deceased Participant to direct investments under this Section 5.05.

     ARTICLE SIX--VESTING AND DISTRIBUTION

     6.01   DISTRIBUTION TO PARTICIPANT

               A.   When Distributable-

                     1. Entitlement to Distribution - The Vested portion of a Participant's Individual Account is distributable to him or her as of the earliest to occur of any of the following:

                         (a)  His or her Termination of Employment;

                         (b) He or she attains Normal Retirement Age (if selected in the Adoption Agreement);

                         (c)  His or her Disability; or

                         (d)  The termination of the Plan.

                     2. Written Request: When Distributed - A Participant entitled to distribution and who wishes to receive a distribution must submit a written request to the Plan Administrator on a form provided by the Plan Administrator. After receiving a valid request accompanied by any consent required by this Article Six, the Plan Administrator must direct the Trustee to begin the distribution no later than 90 days after the later of:

                         (a) The last day of the Plan Year in which the event happens after the Participant becomes entitled to a distribution; or

                         (b) The last day of the Plan Year in which the request is received.

                     3. Special Rules For In-Service Withdrawals of Employer Contributions - If the Plan is a profit sharing plan and if selected in the Adoption Agreement, a Participant who is not entitled to a distribution under
                         Section 6.01(A)(1) may, subject to the requirements of
                         Section 6.06 (if applicable), elect to receive a distribution of all or a part of the Vested portion of his or her Individual Account attributable to Employer Contributions, as follows:

                         (a) Participant for 5 or more Years - An Employee who has been a Participant in the Plan for 5 or more years may withdraw Vested Employer Contributions and their investment earnings.

                         (b) Participant for Less than 5 Years - An Employee who has been a Participant in the Plan for less than 5 years may withdraw Vested Employer Contributions that have been in his or her Individual Account for at least 2 full Plan Years and their earnings.

                         (c) After Attaining Age 59-1/2 - A Participant who has attained age 59-1/2 may withdraw Employer Contributions and their investment earnings.

                         However, if the distribution is because of "hardship," the Participant may under Section 6.04 withdraw all Employer Contributions and their investment earnings.

                     4. Commencement of Benefits - Notwithstanding the time limitations set forth in Section 6.01(A)(2), unless the Participant makes another election, distribution of benefits must begin no later than 60 days after the latest of the last day of the Plan Year in which:

                         (a)  He or she attains Normal Retirement Age;

                         (b) The 10th anniversary of the beginning of his or her Plan participation occurs; or

                         (c)  He or she has a Termination of Employment.

                         However, if the Participant and his or her spouse fail to consent to a distribution while a benefit is "immediately distributable" (as defined in Section 6.02(B)), their failure to elect is treated as an election to defer the start of payment of any benefit, and the requirements of this Section 6.01(A)(4) are satisfied.

               B. Determining the Vested Portion - In determining the Vested portion of a Participant's Individual Account, the following rules apply:

                     1. Employer Contributions and Forfeitures - The Vested portion of a Participant's Individual Account derived from Employer Contributions and Forfeitures is set by the vesting schedule selected in the Adoption Agreement (or the vesting schedule described in Section 6.01(C) if the Plan is a Top-Heavy Plan).

                     2. Rollover and Transfer Contributions - A Participant is fully Vested in his or her rollover contributions, transfer contributions and the investment earnings on these contributions.

                     3. Fully Vested Under Certain Circumstances - A Participant is fully Vested in all funds in his or her Individual Account if any of the following happens:

                         (a)  He or she attains Normal Retirement Age;

                         (b)  His or her Disability;

                         (c)  He or she dies;

                         (d) The Plan is terminated or, to the extent of the partial termination, partially terminated and in the case of a partial termination, the Participant is affected by that partial termination; or

                         (e) A total discontinuance of Plan contributions (if this Plan is a profit-sharing plan).

                     4. Employee Contributions - Employee contributions and earnings thereon will be nonforfeitable at all times.

               C. Minimum Vesting Schedule for Top-Heavy Plans - The following vesting provisions apply for any Plan Year in which this Plan is a Top-Heavy Plan. (This Section 6.01(C) does not apply to the Individual Account of any Employee who does not have an Hour of Service after the Plan first becomes a Top-Heavy Plan.)

                    Regardless of the other vesting rules of this Section 6.01 or the vesting schedule selected in the Adoption Agreement (unless those provisions or that schedule provide faster vesting), the Vested portion of a Participant's Individual Account derived from Employer Contributions and Forfeitures is determined from this minimum vesting schedule:
17

                      Years of
                      Vesting
                      Service    Vested Percentage

                         1                 0
                         2                20
                         3                40
                         4                60
                         5                80
                         6               100

                    This minimum vesting schedule applies to all benefits (within the meaning of Section 411(a)(7) of the Code), except benefits derived from Employee contributions. A Participant's Vested percentage does not decrease if the Plan's status as a Top-Heavy Plan subsequently changes for any Plan Year.

                    If the Plan stops being a Top-Heavy Plan, the vesting schedule selected in the Adoption Agreement applies again, subject to the restrictions above. If the vesting schedule under the Plan shifts in or out of Top-Heavy Plan status, that shift is an amendment to the vesting schedule and the election in Section 9.04 applies.


               D.   Break in Vesting Service and Forfeitures

                     1. Cash-out of Certain Participants - If the value of the Vested portion of the Participant's Individual Account is not (and never was prior to any Plan distribution) greater than $3,500, he or she receives a distribution of the entire Vested portion of his or her Individual Account and the portion which is not Vested is treated as a Forfeiture. For purposes of this Section 6.01(D)(1), if the value of the Vested portion of a Participant's Individual Account is zero, the Participant is treated as if he or she had received a distribution of that Vested Individual Account. A Participant's Vested Individual Account balance does not include accumulated deductible Employee contributions within the meting of Section 72(o)(5)(B) of the Code for Plan Years beginning before January 1, 1989.

                    2. Participants Who Elect to Receive Distributions. If a Participant elects to receive a distribution under
                         Section 6.02(B) of the value of the Vested portion of his or her Individual Account derived from Employee and Employer Contributions, the portion which is not Vested is a Forfeiture.

                    3. Re-employed Participants - If a Participant receives or is treated as if he or she received a distribution under Section 6.01(D)(1) or (2) above and the Participant resumes employment covered under this Plan, the Participant's Employer-derived Individual Account balance is restored to the amount on the date of distribution if he or she repays the Plan the full amount of the distribution derived from Employer Contributions before the earlier of: (i) 5 years after the first date on which he or she again becomes an Employee or (ii) the date he or she incurs 5 consecutive Breaks in Vesting Service after the date of the distribution.

                    4. Regardless of anything in this Section 6.01(D) to the contrary, a Participant who does not receive or is not treated as receiving a distribution under Section 6.01(D)(1) or (2) above, and who has 5 consecutive Breaks in Vesting Service, shall have a Forfeiture of the portion of his or her Individual Account that is not Vested.

               E. Distribution Prior to Full Vesting -If a distribution is made to a Participant who was not fully Vested in his or her Individual Account derived from Employer Contributions, and that Participant could increase the percentage in which he or she is Vested (for example by timely returning to the Employer's employ or by continuing in the Employer's employment) then the following rules apply:

                     1. A separate account is established for the Participant's interest in the Plan as of the time of the distribution, and

                     2. At any relevant time the Participant's Vested portion of the separate account equals an amount ("X"), determined by the formula: X=P (AB + (R x D))-(R x D) where "P" is the Vested percentage at the relevant time, "AB" is the separate account balance at the relevant time; "D" is the amount of the distribution; and "R" is the ratio of the separate account balance at the relevant time to the separate account balance after distribution.

     6.02   FORM OF DISTRIBUTION TO A PARTICIPANT

               A. Value of Individual Account Is Not Greater Than $3,500 - If the value of the Vested part of a Participant's Individual Account coming from Employee and Employer Contributions as of the most recent Valuation Date is not (and never was prior to any Plan distribution) greater than $3,500, a single lump sum distribution is made to the Participant from the Plan.

               B.   Value of Individual Account Is Greater Than $3,500

                     1. If the value of the Vested part of a Participant's Individual Account coming from Employee and Employer Contributions as of the most recent Valuation Date is greater than (or at the time of any prior Plan distribution was greater than) $3,500, and the Individual Account is "immediately distributable" (as defined later in this Section 6.02(B)(1)), the Participant and the Participant's spouse (or where either the Participant or the spouse died, the survivor) must consent to any distribution. The consent of the Participant and the Participant's spouse must be in writing, must be witnessed by a Plan representative or a notary public, must acknowledge its effect and must be given within the 90-day period ending on the "annuity starting date." The "annuity starting date" is the first day of the first period for which an amount is payable under the Plan as an annuity or any other form. The Plan Administrator must notify the Participant and the Participant's spouse of the right to defer any distribution until the Participant's Individual Account is no longer immediately distributable. The notification must include a general description of the important features, and an explanation of the relative values, of the optional forms of benefit available under the Plan (as described in Section 417(a)(3) of the Code), and must be provided no less than 30 days and no more than 90 days before the annuity starting date. However, distribution may commence less than 30 days after the notice described in the preceding sentence is given, provided that the distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and the Participant, after receiving the notice, affirmatively elects a distribution.

                         However, only the Participant has to consent to the start of a distribution in the form of a qualified joint and survivor annuity while the Individual Account is immediately distributable. (Furthermore, if payment in the form of a qualified joint and survivor annuity is not required with respect to the Participant pursuant to Section 6.06(G) of the Plan, only the Participant need consent to a distribution while the Individual Account is immediately distributable.) No one's consent is needed for a distribution that is required to satisfy Section 401(a)(9) or Section 415 of the Code. In addition, if the Plan is terminated and the Plan does not offer an annuity option (purchased from a commercial provider), a Participant's Individual Account may be distributed to him or her or transferred to another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code) in the same controlled group without his or her consent.

                         An Individual Account is "immediately distributable" if any part could be distributed to the Participant (or surviving spouse) before the Participant attains or would have attained (if he or she had not died) the later of Normal Retirement Age or age 62.

                     2. For distributions before the first day of the first Plan Year beginning after December 31, 1988, the Vested portion of a Participant's Individual Account does not include amounts derived from "accumulated deductible employee contributions" under Section 72(o)(5)(B) of the Code.

               C.   Other Forms of Distribution to Participant -

                     1. Profit-Sharing Plan or 401(k) Profit-Sharing Plan-If this Plan is a "Profit Sharing Plan" or a "401(k) Profit Sharing Plan" (that is, Adoption Agreement No. 002, No. 004, No. 005 or No. 006 was used by the Employer to adopt the Plan), and if the value of the Vested portion of a Participant's Individual Account is greater than $3,500, and (a) the Participant's spouse is his or her Beneficiary, or (b) the Participant's spouse has consented to the Participant's designation of someone else as his or her Beneficiary under Section 6.03(A), the Vested portion of the Participant's Individual Account will be paid in a lump sum, unless the Participant requests in writing that the Vested portion of his or her Individual Account be paid in one or more of the following forms of payment selected in the Adoption Agreement (except for option 3): (1) in installment payments for a period not to exceed the life expectancy of the Participant or the joint and last survivor life expectancy of the Participant and his or her designated Beneficiary; (2) applied to the purchase of an annuity contract; or (3) for distributions beginning after December 31, 1992, in a direct transfer to the trustee or custodian of an "eligible retirement plan" (as defined in Section 402(c)(8)(B) of the Code) for his or her benefit, in the manner described in Section 401(a)(31) of the Code and the related Treasury Regulations. Distribution option (3) above is intended only to comply with the requirements of Section 401(a)(31) of the Code, and that option (A) will automatically apply without any specific selection in the Adoption Agreement, and (B) will no longer be available under this Plan, without any amendment, if that Code requirement ceases to apply.

                     2. Money Purchase Plan or Target Benefit Plan - If this Plan is a "Money Purchase Plan" or a "Target Benefit Plan" (that is, Adoption Agreement No. 001, 003, 007 or 008 was used by the Employer to adopt the Plan), and if the value of the Vested portion of a Participant's Individual Account is greater than $3,500 and the Participant has waived the joint and survivor annuity as described in this Section 6.02, the Participant may request in writing that the Vested portion of his or her Individual Account be paid in one or more of the following forms of payment selected in the Adoption Agreement (except for option 4): (1) in a lump sum; (2) in installment payments for a period not to exceed the life expectancy of the Participant or the joint and last survivor life expectancy of the Participant and his or her designated Beneficiary; (3) applied to the purchase of an annuity contract; or (4) for distributions beginning after December 31, 1992, in a direct transfer to the trustee or custodian of an "eligible retirement plan" (as defined in Section 402(c)(8)(B) of the Code) for his or her benefit, in the manner described in Section 401(a)(31) of the Code and the related Treasury Regulations. Distribution option (4) above is intended only to comply with the requirements of Section 401(a)(31) of the Code, and that option (A) will automatically apply without any specific selection in the Adoption Agreement, and (B) will no longer be available under this Plan, without any amendment, if that Code requirement ceases to apply.

               D. Distribution in Kind - The Plan Administrator may cause any distribution under this Plan to be made either in the form actually held in the Fund, or in cash by converting Fund assets into cash, or in any combination.

     6.03   DISTRIBUTIONS UPON THE DEATH OF A PARTICIPANT

               A. Naming a Beneficiary - Spousal Consent - Each Participant may designate, on a form provided by the Plan Administrator, one or more Beneficiaries to receive all or a specified part of his or her Individual Account upon his or her death. A Participant changes or revokes Beneficiary designations by completing and delivering a properly completed Beneficiary designation form to the Plan Administrator.

                    If a Participant wishes to name a primary Beneficiary who is not his or her spouse, the spouse must consent to that designation in writing, and the spouse's consent must acknowledge its effect and be witnessed by a Plan representative or notary public. However, if the Participant establishes to the satisfaction of the Plan Administrator that a written consent may not be
19
                    obtained because there is no spouse or the spouse cannot be located, no consent is required. Any change of Beneficiary requires a new spousal consent, unless in the existing consent the spouse expressly waived the right to consent to all future Beneficiary designations.

               B. Payment to Beneficiary - If a Participant dies before his or her entire Individual Account has been paid out, the Individual Account becomes payable to any surviving designated Beneficiary. If no Beneficiary survives the Participant, the Participant's Beneficiary will be the Participant's estate.

               C. Beneficiary Requests for Distribution - A Beneficiary of a deceased Participant who is entitled to a Plan distribution and who wishes to receive a distribution must submit a written request to the Plan Administrator on a form provided by the Plan Administrator and accompanied by those documents the Plan Administrator may require. After a valid request, the Plan Administrator will direct the Trustee to start distribution no later than 90 days after the later of:

                     1. The last day of the Plan Year in which the Participant dies; or

                     2. The last day of the Plan Year in which request is received.

               D. Unlocated Participant or Beneficiary - If all or any portion of the Plan distribution payable to a Participant or his or her Beneficiary remains unpaid for more than 2 years because the Plan Administrator has not been able to locate the Participant or Beneficiary, as the case may be, after sending a certified letter, return receipt requested, to his or her last known address, and after further diligent effort, the amount distributable becomes a Forfeiture. However, if the Participant or Beneficiary is later located that benefit is restored; except that any amount lost by reason of escheat or required payment to a governmental authority under State or any Federal law is not restored.

     6.04   FINANCIAL HARDSHIP WITHDRAWALS

          If this Plan is a profit-sharing plan (other than a profit-sharing plan which includes a cash or deferred arrangement described in
          Section 401(k) of the Code - that is, Adoption Agreement No. 002 or 004 was used by the Employer to adopt the Plan), if this option is selected in the Adoption Agreement, in-service withdrawals may be made by a Participant of any Vested portion of his Individual Account on account of financial hardship which cannot be met from the Participant's other available resources. The Plan Administrator, in a uniform and nondiscriminatory manner consistent with applicable Code requirements, will establish written guidelines for such hardship withdrawals. The Plan Administrator may require appropriate documentation to substantiate any such financial need as a condition for such a withdrawal and may establish any limitations on such withdrawal as he or she believes are necessary or appropriate for effective administration of the Plan.

          If this Plan is a profit-sharing plan which includes a cash or deferred arrangement described in Section 401(k) of the Code (that is, Adoption Agreement No. 005 or 006 was used by the Employer to adopt the Plan), if this option is selected in the Adoption Agreement, in-service financial hardship withdrawals will be limited to a Participant's rollover contribution sub-account and/or transfer contribution sub-account.

     6.05   FORM OF DISTRIBUTION TO BENEFICIARY

               A. Value of Individual Account Not Larger Than $3,500. If the value of the Participant's individual Account as of the most recent Valuation Date is not (and never was prior to any Plan distribution) greater than $3,500, a single lump sum distribution is made to the Beneficiary from the Plan.

               B. Value of Individual Account Larger Than $3,500 - If the value of a Participant's Individual Account as of the most recent Valuation Date is (or ever was prior to any Plan distribution) greater than $3,500, the joint and survivor annuity requirements of Section 6.06 apply unless waived as described in that Section.

               C. Other Forms of Distribution to Beneficiary - If the value of a Participant's Individual Account as of the most recent Valuation Date is (or ever was prior to any Plan distribution) greater than $3,500, and the Participant has waived the preretirement survivor annuity as described in
                    Section 6.06, the Beneficiary may, subject to the applicable requirements contained in Section 6.07, request in writing that the Participant's Individual Account be paid to him or her either: (1) in a lump sum or (2) in installment payments over a period not to exceed the Beneficiary's life expectancy.

     6.06   JOINT AND SURVIVOR ANNUITY REQUIREMENTS

               A Only if the Plan is described in Section 401(a)(11)(B) of the Code will the requirements of this Section 6.06 apply to the Plan. If Section 6.06 does apply to the Plan, then these requirements will apply to any Participant who had at least one Hour of Service on or after AugUst 23, 1984, and any other Participants to the extent provided in Section 6.06(F).

               B. Qualified Joint and Survivor Annuity - Unless an optional form of benefit was selected by a Qualified Election during the 90-day period ending on the Annuity Starting Date, a married Participant's Vested account balance is paid in the form of a "Qualified Joint and Survivor Annuity" (as defined in Section 6.06(D)(4)) and an unmarried Participant's Vested account balance is paid in the form of a life annuity. The Participant may elect to have payment of the annuity commence when he or she attains the "Earliest Retirement Age" (as defined in Section 6.06(D)(2)) under the Plan.

               C. Qualified Preretirement Survivor Annuity - Unless an optional form of benefit was selected pursuant to a Qualified Election during the "Election Period" (as defined in Section 6.06(D)(1)), a married Participant who dies before the annuity starting date has his or her Vested account balance applied to purchase an annuity for the life of his or her "Surviving Spouse" (as defined in Section 6.06(D)(5)) (a "Qualified Preretirement Survivor
                    Annuity"). The Surviving Spouse may elect to have payment of that annuity start within a reasonable period after the Participant's death.

               D.   Definitions -

                     1. Election Period: The period starting on the first day of the Plan Year in which the Participant attains age 35 and ending on the date of his or her death. If a Participant separates from service before the first day of the Plan Year in which he or she attains age 35, the Election Period with respect to the account balance (as of the date of separation) begins on the date of separation.

                         Pre-Age 35 Waiver - A Participant who will not attain age 35 by the end of any given Plan Year may make a special "Qualified Election" (as defined in Section 6.06(D)(3)) to waive the Qualified Preretirement Survivor Annuity for the period starting on the date of that election and ending on the first day of the Plan Year in which the Participant will attain age 35. That election is not valid unless the Participant receives a written explanation of the qualified preretirement survivor annuity in terms that are comparable to the explanation required under Section 6.06(E)(1). Qualified Preretirement Survivor Annuity coverage starts again automatically as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after that date is subject to the full requirements of this Section 6.06.

                     2. Earliest Retirement Age: The earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

                     3. Qualified Election: An election not to receive (i.e., a waiver of) a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity. Any waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity is not effective unless: (a) the Participant's Spouse consents in writing to the election, (b) the election names a specific Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent (or the Spouse expressly permits the Participant to make changes without any further spousal consent); (c) the Spouse's consent acknowledges the effect of the election; and (d) the Spouse's consent is witnessed by a Plan representative or a notary public. A Participant's waiver of the Qualified Joint and Survivor Annuity is not effective unless the election designates a form of benefit payment that cannot be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of the Plan Administrator that there is no Spouse or that the Spouse cannot be located, a waiver is treated as a Qualified Election.

                         Any spousal consent under this provision (or establishment that spousal consent cannot be obtained) is effective only for that Spouse. A consent that permits future designations by the Participant without any requirement of additional consent by the Spouse must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to give up either or both of those rights. A revocation of a prior waiver may be made by a Participant without spousal consent at any time before the benefits begin. The number of revocations is not limited. No consent obtained under this provision is valid unless the Participant receives the notice described in Section 6.06(E).

                     4. Qualified Joint and Survivor Annuity: An immediate annuity for the life of the Participant with a survivor annuity for the life of the Spouse which is not less than 50% and not more than 100% of the amount of the annuity payable during the joint lives of the Participant and the Spouse and which is the amount of benefit that can be purchased with the Participant's Vested Individual Account. The percentage of the survivor annuity under the Plan is 50%.

                    5. Spouse (Surviving Spouse): The spouse or surviving spouse of the Participant to whom the Participant was married throughout the 1-year period ending on his or her Annuity Starting Date or date or death, as applicable, except to the extent that a former spouse is treated as the spouse or surviving spouse and a current spouse is not treated as the spouse or surviving spouse under a qualified domestic relations order as described in Section 414(p) of the Code.

                    6. Annuity Starting Date: The first day of the first period for which an amount is payable from the Plan as an annuity or in any other form.

                    7. Vested Account Balance: The aggregate value of the Participant's Vested account balances derived from Employer Contributions and Employee contributions (including rollovers), whether Vested before or upon death, including the proceeds of insurance contracts, if any, on the Participant's life. The provisions of this Section shall apply to a Participant who is Vested in amounts attributable to Employer Contributions, Employee contributions (or both) at the time of death or distribution.

               E.   Notice Requirements -

                    1. For a Qualified Joint and Survivor Annuity, the Plan Administrator must, at least 30 days and not more than 90 days before the Annuity Starting Date, provide each Participant with a written explanation of: (a) the terms and conditions of a Qualified Joint and Survivor Annuity; (b)the Participant's right to waive and the effect of waiving the Qualified Joint and Survivor Annuity form of benefit; (c) the rights of a Participant's Spouse; and (d) the right to revoke and the effect of revoking an earlier waiver of the Qualified Joint and Survivor Annuity.

                    2. For a Qualified Preretirement Survivor Annuity, the Plan Administrator must provide each Participant within his or her "Applicable Period" (as defined in the following paragraph) a written explanation of the Qualified Preretirement Survivor Annuity in terms that are comparable to the explanation required under
                         Section 6.06(E)(1) for a Qualified Joint and Survivor Annuity.

                         The "Applicable Period" for a Participant is whichever of the following periods ends last: (a) the period stating with the first day of the Plan Year in which the Participant attains age 32 and ending with the last day of the Plan Year before the Plan Year in which the Participant attains age 35; (b) a reasonable period endIng after the individual becomes a Participant; (c) a reasonable period ending after Section 6.06(E)(3) ceases to apply to the Participant; or (d) a reasonable per-iod ending after this section 6.06 first applies to the Participant. However, notice must be provided within a reasonable period ending after separation from service in the case of a Participant who separates from service before attaining age 35.

                         For purposes of applying the immediately preceding paragraph, a reasonable period ending after the events described in (b), (c) and (d) is the end of the two-year period starting one year before the date the applicable event occurs, and ending one year after that date. If a Participant separates from service before the Plan Year in which he or she attains age 35, notice must be provided in the two-year period beginning one year before separation and ending one year after separation. If the Participant returns to employment with the Employer, the Applicable Period for that Participant is redetermined.

                    3. The notices required by this Section 6.05(E), do not have to be given to a Participant if (a) the Plan "fully subsidizes" the costs of a Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity, and (b)the Plan does not allow the Participant to waive the Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity and does not allow a married Participant to designate a Beneficiary other than his or her Spouse. For this purpose, a plan fully subsidizes the costs of a benefit if no increase in cost, or decrease in benefits to the Participant may result from the Participant's failure to elect another benefit.

               F.   Transitional Rules -

                    1. Any living Participant who separated from employment with at least 10 Years of Vesting Service, but who was not receiving benefits on August 23, 1984 and would not have been covered by the previous subsections of this
                         Section 6.06 must be given the opportunity to elect to have these subsections apply if the Participant is credited with at least one Hour of Service under this Plan or a predecessor plan in a Plan Year starting on or after January 1, 1976.

                    2. Any living Participant who was not receiving benefits on August 23, 1984, but who had at least one Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with
                         Section 6.06(F)(4).

                    3. The opportunities to elect (as described in Section 6.06(F)(1) and (2) above) must be given to the appropriate Participants during the period starting on August 23, 1984, and ending on the date when Plan benefits could otherwise begin to be paid to them.

                    4 Any Participant who has elected under Section 6.06(F)(2) and any Participant who does not elect under
                         Section 6.05(E)(1) or who meets the requirements of
                         Section 6.06(F)(1) except that the Participant does not have at least 10 Years of Vesting Service when he or she separates from service, shall have his or her benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity:

                         (a) Automatic Joint and Survivor Annuity - If benefits in the form of a life annuity become payable to a married Participant who:

                              (1) Begins to receive payments under the Plan on or after Normal Retirement Age; or

                              (2) Dies on or after Normal Retirement Age while still working for the Employer; or

                              (3)   Begins to receive payments on or after the
                                   "Qualified Early Retirement Age" (as defined
                                    in Section 6.06(F)(4)(C)(1)); or

                              (4) Separates from service on or after attaining Normal Retirement Age (or the qualified early retirement age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and then dies before beginning to receive those benefits;

                                   then those benefits will be received under this Plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the Election Period. The Election Period must begin at least 6 months before the Participant attains Qualified Early Retirement Age and ends not more than 90 days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

               (b) Election of Early Survivor Annuity - A Participant who is employed after attaining the Qualified Early Retirement Age will be given the opportunity to elect, during the Election Period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under that annuity must not be less than the payments which would have been made to the Spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. The election period begins on the later of (1) the 90th day before the Participant attains Qualified Early Retirement Age, or (2) the date on which Plan participation begins, and ends on the date the Participant terminates employment with the Employer.

               (c)  For purposes of Section 6.06(F)(4):

                    (1)  Qualified Early Retirement Age is the latest of:

               a. The earliest date, under the Plan, on which the Participant may elect or receive retirement benefits;

               b. The first day of the 120th month beginning before the Participant attains Normal Retirement Age; or

               c.   The date the Participant begins participation in the Plan.

                    (2)  Qualified Joint and Survivor Annuity is
                         an annuity for the life of the Participant with a survivor annuity for life of the spouse as described in
                         Section 6.06(D) (4) of this Article.

                     5. Neither the consent of the Participant nor the Participant's Spouse is required to the extent that a distribution is required to satisfy Section 401(a)(9) or Section 415 of the Code.

               G.   Safe Harbor Rules

                     1. This Section shall apply to a Participant in a profit-sharing plan, and to any distribution, made on or after the first day of the first Plan Year beginning after December 31, 1988, from or under a separate account attributable solely to "accumulated deductible employee contributions," as defined in Section 72(o)(5)(B) of the Code, and maintained on behalf of a Participant in a money purchase pension plan, (including a target benefit plan) if the following conditions are satisfied: (1) the Participant does not or cannot elect payments in the form of a life annuity; and (2) on the death of a Participant, the Participant's Vested account balance will be paid to the Participant's surviving spouse, but if there is no surviving spouse, or if the surviving spouse has consented in a manner conforming to a qualified election, then to the Participant's Beneficiary. The surviving spouse may elect to have distribution of the Vested account balance commence within the 90-day period following the date of the Participant's death. The account balance shall be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the Plan governing the adjustment of account balances for other types of distributions. This Section shall not be operative with respect to a Participant in a profit-sharing plan if the plan is a direct or indirect transferee of a defined benefit plan, money purchase plan, a target benefit plan, stock bonus, or profit-sharing plan which is subject to the survivor annuity requirements of Section 401(a)(11) and
                         Section 417 of the Code. If this Section is operative, then the other provisions of Section 6.06, other than
                         Section 6.06(F), shall be inoperative.

                    2. The Participant may waive the spousal death benefit described in this Section at any time provided that no such waiver shall be effective unless it satisfies the conditions of subsection 6.06(D)(3) (other than the notification requirement referred to therein) that would apply to the Participant's waiver of the qualified preretirement survivor annuity.

                    3. For purposes of this Section 6.06(G), "Vested account balance" shall mean, in the case of a money purchase pension plan or a target benefit plan, the Participant's separate account balance attributable solely to accumulated deductible employee contributions within the meaning of Section 72(o)(5)(B) of the Code. In the case of a profit-sharing plan, "Vested account balance" shall have the same meaning as provided in sub-section 6.06(D)(7).


     6.07  DISTRIBUTION REQUIREMENTS

               A.   General Rules -

                     1. The requirements of this Section 6.07 apply to any distribution of a Participant's interest in the Plan and control over any inconsistent provisions of this Plan. Unless otherwise indicated, the provisions of this Section 6.07 apply to calendar years beginning after December 31, 1984.

                    2. All distributions required under this Section 6.07 are determined and made accordIng to the requirements of
                         Section 401(a)(9) of the Code and any applicable Treasury Regulations. These requirements are incorporated into this Plan by reference, to the extent not fully reflected below.

               B. Required Beginning Date - The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's "Required Beginning Date" (as defined in Section 6.07(F)(5)).

               C. Limits on Distribution Periods - As of the first distribution calendar year, distributions, if not made in a single sum, may only be made over one (or a combination) of the following periods:

                     1.  The life of the Participant;

                     2.  The life of the Participant and his or her Beneficiary;

                     3. A specified period not longer than the "Life Expectancy" (as defined in Section 6.07('P)(3)) of the Participant; or

                    4. A specified period certain not longer than the joint and last survivor expectancy of the Participant and his or her Beneficiary.

               D. Determination of Amount to be Distributed Each Year -If the Participant's interest in the Plan is not being distributed in a single sum, the following minimum distribution rules apply on or after the Required Beginning Date:

                     1.  Individual Account. -

                         (a)  If a "Participant's Benefit" (as defined in
                              Section 6.07(F)(4)) is to be distributed over (1) a period not longer than his or her life Expectancy or the joint life and last survivor expectancy of the Participant and his or her Beneficiary or (2) a period not longer than the Life Expectancy of the Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first "Distribution Calendar Year", (as defined in
                              Section 6.07(F)(2)), must be at least equal to the amount determined by dividing the balance credited to his or her Individual Account by the "Applicable Life Expectancy" (as defined in
                              Section 6.07(F)(1)).

                         (b) For calendar years beginning before January 1, 1989, if the Participant's Spouse is not the designated Beneficiary, the method of distribution selected must ensure that at least 50% of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

                         (c) For calendar years beginning after December 31,1988, the amount to be distributed each year, beginning with distributions for the first
23

                              Distribution Calendar Year must not be less than the amount determined by dividing the Participant's Benefit by the lesser of (1) the Applicable Life Expectancy or (2) if his or her Spouse is not the Beneficiary, the appropriate divisor from the table contained in Proposed Treasury Regulation Section 1.401(a)(9)-2, Q&A-4. Distributions after the death of the Participant are distributed using the Applicable Life Expectancy in Section 6.07(D)(1)(a) as the relevant divisor without regard to the Proposed Treasury Regulation.

                         (d) The minimum distribution required for the Participant's first Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Employee's Required Beginning Date falls, must be made on or before December 31 of that Distribution Calendar Year.

                     2. Other Forms - If the Participant's Benefit is distributed in the form of an annuity purchased from an insurance company, distributions are made according to the requirements of Section 401(a)(9) of the Code.

               E.   Death Distribution Provisions -

                     1. Distribution Beginning Before Death - If the Participant dies after distribution of his or her Plan interest has commenced, the remaining portion of that interest must continue to be distributed at least as rapidly as under the method of distribution being used before the Participant's death.

                    2. Distribution Beginning After Death - If the Participant dies before distribution of his or her Plan interest begins, distribution of the Participant's entire Plan interest must be completed by December 31 of the calendar year containing the fifth anniversary of his or her death, except to the extent that an election is made to receive distributions under (a) or (b) below:

                         (a) If any portion of the Participant's interest is payable to a Beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the Beneficiary beginning by December 31 of the calendar year immediately following the calendar year in which the Participant died;

                         (b) If the Beneficiary is the Participant's surviving
                              spouse, distributions are not required to begin under (a) above earlier than the later of (1) December 31 of the calendar year immediately following the calendar year in which the Participant dies or (2) December 31 of the calendar year in which the Participant would have attained age 70-1/2.

                         If the Participant has not made an election under this
                         Section 6.07(E)(2) by the time of his or her death, the Beneficiary must elect the method of distribution no later than the earlier of (1) December 31 of the calendar year in which distributions are to begin under this Section 6.07(E)(2), or (2) December 31 of the calendar year which contains the fifth anniversary of the Participant's date of death. If the Participant has no Beneficiary, or if that Beneficiary does not elect a method of distribution, the distribution of the Participant's entire Plan interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                    3. For purposes of Section 6.07(E)(2), if the surviving spouse dies after the Participant, but before payments to that spouse begin, the provisions of Section 6.07(E)(2), with the exception of paragraph (b), apply as if the surviving spouse were the Participant.

                    4. For purposes of this Section 6.07(E), distribution of a Participant's Plan interest is considered to begin on the Participant's Required Beginning Date (or, if
                         Section 6.07(E)(3) above is applicable, the date distribution is required to begin to the surviving spouse under Section 6.07(E)(2)). If a Participant begins receiving an irrevocable distribution in the form of an annuity before the Required Beginning Date, the date that the distribution is considered to begin is the date the distribution actually commences.

               F.   Definitions -

                     1. Applicable Life Expectancy: The life expectancy (or joint and last survivor expectancy) calculated using the age of the Participant (or Beneficiary), as of the Participant's (or Beneficiary's) birthday in the applicable calendar year, reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the Applicable Life Expectancy is the recalculated life expectancy. The "Applicable Calendar Year" is the first Distribution Calendar Year, and if life expectancy is being recalculated, the following calendar year.

                    2. Distribution Calendar Year: A calendar year for which a minimum distribution is required. For distributions commencing before the Participant's death, the first "Distribution Calendar Year" is the calendar year immediately preceding the calendar year containing the Participant's Required Beginning Date. For distributions commencing after the Participant's death, the first "Distribution Calendar Year" is the calendar year in which distributions are required to commence under Section 6.07(E).

                    3. Life Expectancy: Life expectancy and joint and last survivor expectancy are computed using the expected return multiples in Tables V and VI of Treasury Regulation Section 1.72-9.

                         Unless the Participant (or spouse, under Section 6.07(E)(2)(b)) otherwise elects by the time distributions are required to commence, life expectancies are recalculated annually. That election is irrevocable for the Participant (or spouse) and applies to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

               4.   Participant's Benefit:

                         (a) The account balance as of the last Valuation Date in the valuation calendar year (that is, the calendar year before the Distribution Calendar
                              Year), increased by the amount of
                              any contributions or Forfeitures allocated to the Participant's account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the Valuation Date.

                         (b) Exception For Second Distribution Calendar Year - For purposes of paragraph (a) above, if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year is treated as if it had been made in the previous Distribution Calendar Year.

                    5.   Required Beginning Date:

                         (a) General Rule - The "Required Beginning Date" of a Participant is the April 1 of the calendar year next following the calendar year in which the Participant attains age 70-1/2.

                         (b) Transition Rules - The Required Beginning Date of a Participant who attains age 70-1/2 before January 1, 1988, is determined as follows:

                              (1) Non 5% Owners - The Required Beginning Date of a Participant who is not a "5% Owner" (as defined in Section 6.07(F)(5)(c)) is the April 1 of the calendar year next following the calendar year in which he or she retires or attains age 70-1/2; whichever is later.

                              (2) 5% Owners - The Required Beginning Date of a Participant who is a 5% Owner during any year beginning after December 31,1979, is the April 1 next following the later of:

                                   a.   The calendar year in which the
                                        Participant attains age 70-1/2; or

                                   b.   The earlier of (i) the calendar year
                                        with or within which ends the Plan Year
                                        in which the Participant becomes a 5%
                                        Owner or (ii) the calendar year in which the Participant retires.

                              The Required Beginning Date of a Participant who is not a 5% Owner, who attains age 70-1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

                         (c) 5% Owner - A Participant is treated as a 5% Owner for purposes of this Section 6.07(F)(5) if he or she is a "5% Owner" as defined in Section 416(i)(1)(B)(i) of the Code (without regard to whether the Plan is a Top-Heavy Plan) at any time during the Plan Year ending with or within the calendar year in which the Participant attains age 66-1/2 or any subsequent Plan Year.

                         (d) Once distributions have begun to a 5% Owner under this Section 6.07(F)(5) they must continue to be distributed, even if the Participant ceases to be a 5% Owner in a subsequent Plan Year.

               G.   Pre-1984 Elections

                     1. Regardless of the other requirements of this Section 6.07, a Plan distribution on behalf of any Participant, including a Participant who is a 5% Owner; may be deferred if the following requirements are met:

                         (a) The distribution by the Plan is one which would not have disqualified the Plan under Section 401(a)(9) of the Code as in effect prior to amendment by the Deficit Reduction Act of 1984;

                         (b) The distribution follows a method of distribution designated by the Participant whose interest in the Plan is being distributed or, if the Participant is deceased, by the Participant's Beneficiary;

                         (c) That designation was in writing, signed by the Participant or the Beneficiary, and made before January 1, 1984;

                         (d) The Participant had accrued a benefit under the Plan as of December 31, 1983; and

                         (e) The method of distribution designated by the Participant or the Beneficiary specifies the time at which distribution begins, the period over which distributions will be made, and, in the case of any distribution to be made upon the Participant's death, lists the Beneficiaries of the Participant in order of priority.

                     2. A distribution upon the Participant's death will not be covered by this transitional rule unless the information in the designation contains the required information described above for distributions to be made upon the death of the Participant.

                     3. For any distribution beginning before January 1, 1984, but continuing after December 31, 1983, the Participant, or the Beneficiary to whom the distribution is being made, is presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in Sections 6.07(G)(1)(a) and (e).

                     4. If a designation is revoked, any subsequent distribution must satisfy the requirements of Section 401(a)(9) of the Code. If a designation is revoked after the date distributions are required to begin, the Plan must distribute, by the end of the calendar year after the calendar year in which the revocation occurs, the total amount not yet distributed that would have been distributed to satisfy Section 401(a)(9) of the Code if not for the pre-1984 designation. For calendar years beginning after December 31, 1988, these distributions must meet the minimum distribution incidental benefit requirements under Proposed Treasury Regulation Section 1.401(a)(9)-2. Any changes in the designation will generally be considered to revoke the designation. However, a mere substitution or addition of another Beneficiary (not named in the designation) under the designation will not be considered a revocation of the designation, if the substitution or addition does not change the period
25
                         over which distributions are to be made under the designation, directly or indirectly (for example, by changing the relevant measuring life). If an amount is transferred or rolled over from one plan to another plan, the rules under Proposed Treasury Regulation
                         Section 1.401(a)(9)-2, Q&A J-2 and Q&A J-3 will apply.

               H. Distributions Pursuant to QDRO's - Notwithstanding any other provision of this Plan to the contrary, Plan benefits awarded to an "alternate payee" (as defined in Section 414(p)(8) of the Code) under a "domestic relations order" (as defined in Section 414(p)(1)(B) of the Code) determined by the Plan Administrator to be a "qualified domestic relations order" (as defined in Section 414(p)(1)(A) of the Code) may be distributed to the alternate payee at any time under the qualified domestic relations order without regard to any limitation in the Plan as to the time when these benefits would otherwise have been distributable.

     6.08  ANNUITY CONTRACTS

          Any annuity contract distributed under the Plan (if permitted or required by this Article 6) must be nontransferable. The terms of any annuity contract purchased and distributed by the Plan to a Participant or spouse must comply with the requirements of the Plan.

     6.09  LOANS TO PARTICIPANTS

          If the Adoption Agreement so indicates, a Participant may receive a loan from the Fund, under the following rules:

               A. Loans are made available to all Participants and Beneficiaries on a reasonably equivalent basis;

               B. Loans are not to be made available to Highly Compensated Employees in amounts greater than the amounts made available to other Employees;

               C. Loans must be adequately secured and bear interest at a rate consistent with that which would be charged by commercial lenders for loans to unrelated parties made for similar purposes;

               D. A Participant must obtain the consent of his or her spouse, if any, to the use of the Participant's Individual Account as security for the loan. The spouse's consent must be obtained no earlier than 90 days before the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a Plan representative or notary public. The consent is binding on the consenting spouse and on any future spouse with respect to that loan. A new consent is required if the Participant's Individual Account is used for renegotiation, extension, renewal, or other revision of the loan;

               E. If there is a default on the loan, foreclosure on the note and attachment of security will not occur until a distributable event occurs under the Plan;

               F. No loans will be made to any shareholder-employee or Owner-Employee. (A shareholder-employee is an employee or officer of an electing small business (Subchapter S) corporation who owns (or is considered as owning within the meaning of Section 319(a)(1) of the Code), on any day during the taxable year of that corporation, more than 5% of the out-standing stock of the corporation); and

               G. Loans are not made to any individuals who are not "parties in interest" (as defined in ERISA) with respect to the Employer, unless provided otherwise in the Adoption Agreement.

          If the loan was obtained with spousal consent as described in (E) above, then the portion of the Participant's Vested Individual Account used as a security interest for that loan reduces the amount of the balance to the Individual Account payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Participant's Vested Individual Account (ignoring the preceding sentence) is payable to the Participant's surviving spouse upon the Participant's death, then the balance to the Individual Account is adjusted by first reducing the Vested balance to the Individual Account by the amount of the security used as repayment for the loan, and then determining the benefit payable to the surviving spouse.

          No amount can be loaned to a Participant from the Plan if that amount when added to the Participant's outstanding balance of all other Employer qualified plan loans to the Participant would be greater than the lesser of (a) $50,000 reduced by the excess (if any) of the highest outstanding balance of Employer qualified plan loans during the one-year period ending on the day before the loan is made, over the Participant's outstanding balance of Employer qualified plan loans on the date the loan from the Plan is made, or (b) the greater of one-half of the value of the Vested Individual Account of the Participant or $10,000. For this purpose, all loans from all qualified plans of the Employer and other members of a group of employers described in Sections 414(b), 414(c) and 414(m) of the Code are aggregated. The loan terms must require that the loan repayment (principal and interest) be amortized in level payments, at least quarterly, over a period not longer than 5 years from the date on which the loan is made, unless the loan is used to acquire a dwelling unit which, within a reasonable time (determined at the time the loan is made) will be used as the Participant's principal residence, in which case the loan must be amortized in level payments, at least quarterly, over a period which is longer than 5 years, as determined by the Plan Administrator on a uniform and nondiscriminatory basis. An assignment or pledge of any portion of the Participant's interest in the Plan and a loan, pledge, or assignment with respect to any insurance contract purchased under the Plan, is treated as a loan under this paragraph.

          The Plan Administrator administers the loan program in accordance with uniform and nondiscriminatory rules and regulations.

     6.10  DIRECT ROLLOVERS

               A. This Section 6.10 applies to Plan distributions made on or after January 1, 1993. Notwithstanding any Plan provision to the contrary that would limit a "Distributee's" (as defined in Section 6.10(B)(3)) distribution election under the Plan, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an "Eligible Rollover Distribution" (as defined in Section 6.10(B)(1)) of at least $500 paid directly to an "Eligible Retirement Plan" (as defined in Section 6.10(B)(2)) specified by the Distributee in a "Direct Rollover" (as defined in Section 6.10(B)(4)).

               B.   Definitions -

                     1. Eligible Rollover Distribution: Any distribution of all or any portion of the balance under the Plan to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:

                         (a) Any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's Beneficiary, or for a specified period of 10 years or more;

                         (b)  Any distribution to the extent required under
                              Section 401(a)(9) of the Code;

                         (c) The portion of any other distribution(s) that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities); and

                         (d) Any other distribution(s) that is reasonably expected to total less than $200 per year.

                     2.  Eligible Retirement Plan:

                         (a)  An individual retirement account described in
                              Section 408(a) of the Code or an individual retirement annuity described in Section 408(b) of the Code;

                         (b) An individual annuity plan described in Section 403(a) of the Code; or

                         (c) A qualified plan described in Section 401(a) of the Code; that accepts the Distributee's Eligible Rollover distribution. For an Eligible Rollover Distribution to a Participant's surviving spouse, an "Eligible Retirement Plan" is limited to an individual retirement account or individual retirement annuity only.

                     3. Distributee: A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a "qualified domestic relations order" (as defined in Section 414(p) of the Code") are Distributees with regard to the interest of the spouse or former spouse.

                     4. Direct Rollover: A payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

     ARTICLE SEVEN--CLAIMS PROCEDURE

     7.01  FILING A CLAIM FOR PLAN DISTRIBUTIONS

          A Participant or Beneficiary must make a claim for a distribution of (or loan from) the Vested portion of his or her Individual Account and any benefits to which he or she believes he or she is entitled under the Plan by filing a written request with the Plan Administrator on a form to be furnished by the Plan Administrator for that purpose. The written request must specify the basis of the claim. The Plan Administrator is authorized to conduct any examinations it reasonably believes are necessary or appropriate to examine the claim.

     7.02  DENIAL OF CLAIM

          Whenever a claim for a Plan distribution (or loan) by any Participant or Beneficiary is completely or partly denied, the Plan Administrator must furnish a written notice of the denial to the Participant or Beneficiary within 60 days of the original filing date of the claim. This notice must include the specific reasons for the denial, specific reference to the Plan provisions on which the denial is based, a description of any additional information or material needed to perfect the claim, an explanation of why additional information or material is necessary and an explanation of the procedures for appeal. If the Plan Administrator fails to respond to a claim within 90 days after its receipt, for purposes of Section 7.03 the claim will be deemed to have been denied.

     7.03  REQUEST FOR REVIEW

          Any Participant or Beneficiary whose claim under Section 7.02 has been denied has 60 days from receipt of the denial notice to file a written application for review by the Employer's managing body. The Participant or Beneficiary may request that the review be in the nature of a hearing. The Participant or Beneficiary has the right to representation, to review the relevant documents and to submit comments in writing. The Employer's managing body must issue a final decision on that review within 60 days after receipt of the written application for review.

     ARTICLE EIGHT--PLAN ADMINISTRATOR

     8.01  EMPLOYER IS THE PLAN ADMINISTRATOR

               A. The Employer is the Plan Administrator unless the Employer properly names a person or persons other than the Employer as the Plan Administrator and notifies the Trustee. The Employer is also the Plan Administrator if the named person or persons cease to be the Plan Administrator or refuse to perform the functions of the Plan Administrator. The Plan Administrator is a "named fiduciary" of the Plan (within the meaning of Section 402(a) of ERISA) with respect to the administration of the Plan.

               B. If the Employer names a person or persons other than the Employer as Plan Administrator, that person or persons serves at the pleasure of the Employer and under whatever procedures are set by the Employer's managing body. Each Plan Administrator must be bonded, to the extent required by law.

     8.02  POWERS AND DUTIES OF THE PLAN ADMINISTRATOR

               A. The Plan Administrator may, by appointment, allocate the duties of the Plan Administrator among several individuals or entities, but those appointments are not effective until the designated party accepts the appointment in writing.

               B. The Plan Administrator has the exclusive authority to control and manage the operation and administration of the Plan. The Plan Administrator must administer the Plan for the exclusive benefit of the Participants and their Beneficiaries in accordance with the specific terms of the Plan.

                     C. The Plan Administrator is charged with the duties of the general administration of the Plan, including, but not limited to, the following:

                     1. To determine all questions of interpretation or policy in a manner consistent with the Plan's documents, and the Plan Administrator's good faith construction or determination is conclusive and binding on all persons. Any interpretation or construction must be nondiscriminatory and consistent with the intent that the Plan should be a qualified plan under Section 401(a) of the Code, and must comply with ERISA;

                     2. To determine all questions relating to the eligibility of Employees to become or remain Participants;

                     3. To compute the amounts necessary or desirable to be contributed to the Plan;

                     4. To compute the amount and kind of benefits to which a Participant or Beneficiary is entitled under the Plan and to direct the Trustee with respect to all disbursements under the Plan, and when requested by the Trustee, to furnish the Trustee with instructions, in writing, on matters pertaining to the Plan and the Trustee may rely and act thereon;

                     5. To maintain all records necessary for the administration of the Plan;

                     6. To be responsible for preparing and filing any disclosure and tax forms as may be required from time-to-time under the Code, ERISA or other applicable law by the Secretary of Labor or the Secretary of the Treasury with respect to the Plan; and

                     7. To furnish each Employee, Participant or Beneficiary any notice, information and report under any circumstance required under the Code, ERISA or other applicable law.

               D. The Plan Administrator has all of the powers necessary or appropriate to accomplish its duties under the Plan, including, but not limited to, the following:

                     1. To appoint and retain any persons as may be necessary or appropriate to carry out the functions of the Plan Administrator;

                     2. To appoint and retain counsel, specialists or other persons that the Plan Administrator deems necessary or advisable in the administration of the Plan;

                     3. To resolve all questions relating to the administration of the Plan;

                     4. To establish any uniform and nondiscriminatory rules which the Plan Administrator deems necessary to carry out the terms of the Plan;

                     5. To make any adjustments in a uniform and nondiscriminatory manner which the Plan Administrator deems necessary to correct any arithmetical or accounting errors which may have been made for any Plan Year; and

                     6. To correct any defect or omission or reconcile any inconsistency in any manner and to any extent that the Plan Administrator deems necessary or appropriate to carry out the purposes of the Plan.

     8.03  EXPENSES AND COMPENSATION

          All reasonable expenses of Plan administration including, but not limited to, those involved in retaining necessary professional assistance may be paid from the assets of the Fund. Alternatively, the Employer may, in its discretion, pay those expenses. The Employer will furnish the Plan Administrator with any clerical and other assistance as the Plan Administrator may need in the performance of its duties.

     8.04  INFORMATION FROM EMPLOYER

          To enable the Plan Administrator to perform its duties, full and timely information must be provided to the Plan Administrator (or its designated agents) on all matters relating to the Compensation of Participants, their regular employment, retirement, death, Disability or Termination of Employment, and any other pertinent facts as the Plan Administrator (or its agents) may require. The Plan Administrator will advise the Trustee of any of the foregoing facts as may be pertinent to the Trustee's duties under the Plan. The Plan Administrator (or its agents) is entitled to rely on any information supplied by the Employer and will have no duty or responsibility to verify that information.

     ARTICLE NINE--AMENDMENT AND TERMINATION

     9.01   RIGHT OF PROTOTYPE SPONSOR TO AMEND THE PLAN

               A. The Employer, by adopting the Plan, has delegated to the Prototype Sponsor the power, but not the duty, to amend the Plan without any further action or consent of the Employer. Specifically, Plan amendments may be made unilaterally by the Prototype Sponsor. However, the Prototype Sponsor has no obligation to amend the Plan documents and the Employer expressly waives any rights or claims against the Prototype Sponsor for not exercising this power to amend. Each Employer has an obligation, and agrees, to keep the Prototype Sponsor informed as to its current address, and any Employer who ceases using the services or facilities of the Prototype Sponsor in connection with the investment of the assets of its Plan will be deemed to have abandoned this Plan.

               B. The Prototype Sponsor may amend the Plan by giving written notice to the Employer of the amendment to be made, which notice can be given in any form and by any methods, such as by mail or by including a notice in materials regularly distributed by the Prototype Sponsor to customers generally. The notice must include the text of the amendment and the date the amendment is to be effective. The amendment is effective after that written notice, unless within the 30-day period after the notice is provided, or within any shorter period that the notice may specify, the Employer gives the Prototype Sponsor written notice of its refusal to consent to the amendment. That written notice of its refusal has the effect of withdrawing the Plan as a prototype plan and causes the Plan to be considered an individually-designed plan. The right of the Prototype Sponsor to cause the Plan to be amended terminates if the Plan ceases to be a prototype plan as provided in this or any other Plan Section.

     9.02   RIGHT OF EMPLOYER TO AMEND THE PLAN

          The Employer may (1) change the choice of options in the Adoption Agreement, (2) add overriding language in the Adoption Agreement when that language is necessary to satisfy Section 415 or Section 416 of the Code because of the required aggregation of multiple plans, and
          (3) add any model amendments published by the Internal Revenue Service that specifically provide that their adoption will not cause the Plan to be treated as individually-designed. An Employer that amends the Plan for any other reason, including a waiver of the minimum funding requirement under Section 412(d) of the Code, will no longer participate in this prototype plan and will be considered to have an individually-designed plan. The Employer amends this Plan by action of its managing body sufficient to be the binding act of the Employer under applicable State law.

          An Employer that wishes to amend the Plan to change the options it has chosen in the Adoption Agreement must complete a new Adoption Agreement. That amendment becomes effective upon execution by the Employer.

          The Employer further reserves the right to replace the Plan in its entirety by adopting a replacement plan.

     9.03   LIMITATION ON POWER TO AMEND

          No amendment to the Plan may have the effect of decreasing a Participant's accrued benefit. However, a Participant's Individual Account may be reduced to the extent permitted under Section 412(c)(8) of the Code. Any Plan amendment which has the effect of decreasing a Participant's Individual Account or eliminating an optional form of benefit (relating to service before the amendment) is treated as reducing an accrued benefit. If the Plan's vesting schedule is amended, in the case of an Employee who is a Participant as of the later of the date the amendment is adopted or the date it becomes effective, the Vested percentage (determined as of that date) of the Participant's Individual Account derived from Employer Contributions will not be less than the percentage computed under the Plan without regard to the amendment.

     9.04   AMENDMENT OF VESTING SCHEDULE

          If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's Vested percentage, or if the Plan is treated as if it were amended by an automatic change to or from a top-heavy vesting schedule, each Participant with at least 3 Years of Vesting Service may elect, within the time identified below, to have his or her Vested percentage computed under the Plan as if the amendment had not been adopted.

          For Participants who do not have at least 1 Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence is applied by substituting "5 Years of Vesting Service" for "3 Years of Vesting Service" where that language appears.

          The period during which the election may be made begins with the date the amendment is adopted or deemed to be made and ends at the latest of:

               A.   60 days after the amendment is adopted;

               B.   60 days after the amendment becomes effective; or

               C. 60 days after the Participant is issued written notice of the amendment by the Employer or Plan Administrator.

     9.05   PERMANENCY

          The Employer expects to continue this Plan and make the necessary contributions to it indefinitely, but reserves the right to terminate the Plan or any of its features.

     9.06   PLAN TERMINATION PROCEDURES

          The Employer may terminate the Plan at any time by appropriate action of its managing body. The termination becomes effective on the date specified by the Employer. Until all of the assets have been distributed from the Fund, the Employer must keep the Plan in compliance with current laws and regulations by (a) making appropriate amendments to the Plan and (b) taking other measures that may be required.

     9.07   PLAN CONTINUED BY SUCCESSOR EMPLOYER

          Notwithstanding the preceding Section 9.06, a successor of the Employer may continue the Plan and be substituted in the place of the present Employer. The successor and the present Employer (or, if deceased, the executor of the estate of a deceased Self-Employed Individual who was the Employer) must execute a written instrument authorizing that substitution and the successor must complete and sign a new Adoption Agreement.

     9.08   FAILURE OF PLAN QUALIFICATION

          If the Plan fails to satisfy the qualification requirements under
          Section 401(a) of the Code, the Plan will no longer be considered to be part of a prototype plan, and the Employer may no longer participate under this prototype. If that happens, the Plan will be considered an individually-designed plan.

     ARTICLE TEN-MISCELLANEOUS

     10.01  STATE COMMUNITY PROPERTY LAWS

          The terms and conditions of this Plan apply without regard to the community property laws of any State.

     10.02  HEADINGS

          The headings of the Plan are only for convenience and are to be ignored in any construction of the Plan's terms.

     10.03  GENDER AND NUMBER

          Words used in the masculine gender should be read as if they were also used in the feminine gender in all cases, except where the context clearly indicates otherwise, and words used in the singular form should be read as if they were also used in the plural form, except where the context clearly indicates otherwise.

     10.04  PLAN MERGER OR CONSOLIDATION

          If there is a merger or consolidation of the Plan with, or transfer of assets or liabilities of the Plan to, any other plan, each Participant must be entitled to receive benefits immediately after the merger, consolidation, or transfer (as if the Plan had then terminated) equal to or greater than the benefits he or she would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated). The Trustee has the authority to enter into merger agreements or agreements to transfer directly the assets of this Plan but only if those agreements are in accordance with the terms and provisions of this Plan and made with trustees or custodians of other retirement plans described in Section 401(a) of the Code.

     10.05  TERMS OF EMPLOYMENT

          Nothing in this Plan gives an Employee, whether or not a Participant, any right to be employed by the Employer or to continue employment with the Employer, and nothing in this Plan limits the Employer's right to discharge an Employee.

     10.06  AGREEMENT BINDS HEIRS, ETC.

          This Plan binds the heirs, executors, administrators, successors and assigns, as those terms apply to any and all Plan parties, present and future.

     10.07  DETERMINATION OF TOP-HEAVY STATUS

               A. For any Plan Year beginning after December 31, 1983, this Plan is a Top-Heavy Plan if any of the following conditions exist:

                     1. If the "Top-Heavy Ratio" (as defined in Section 10.07(C)) for this Plan exceeds 60% and this Plan is not part of any "Required Aggregation Group" (as defined in Section 10.07(D)(1)) or "Permissive Aggregation Group" (as defined in Section 10.07(D)(2));

                     2. If this Plan is part of a Required Aggregation Group but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Required Aggregation Group exceeds 60%; or

                     3. If this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

               B. Key Employee - Any Employee or former Employee (and the Beneficiaries of that Employee) who at any time during the "determination period" (as defined below) was an officer of an Employer if that individual's "annual compensation" (as defined below) exceeds 50% of the dollar limit under Section 415(b)(1)(A) of the Code, an owner (or considered an owner under Section 318 of the Code) of one of the 10 largest interests in the Employer if the individual's compensation exceeds 100% of the dollar limitation under Section 415(c)(1)(A) of the Code, a 5% Owner of the Employer, or a 1% owner of the Employer who has annual compensation in excess of $150,000. "Annual compensation" means "compensation," within the meaning of Section 3.05(E)(2) of the Plan, but including amounts contributed by the Employer under a salary reduction agreement which are excludible from the Employee's gross income under Section 125, Section 402(e)(3), Section 402(h)(1)(B) or Section 403(b) of the Code. The "determination period" is the Plan Year containing the "Determination Date" (as defined in Section 10.07(D)(3)) and the 4 preceding Plan Years.

                    The determination of who is a Key Employee is made under
                    Section 416(i)(1) of the Code and its Treasury Regulations.

               C.   Top-Heavy Ratio -

                     1. If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the Determination Date(s) has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group (as appropriate) is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date(s) (including any part of any account balance distributed in the 5-year period ending on the Determination Date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the Determination Date(s)), both computed in accordance with Section 416 of the Code and its Treasury Regulations. Both the numerator and the denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that Date under Section 416 of the Code and its Treasury Regulations.

                     2. If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group (as appropriate) is a fraction, the numerator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (1) above, and the "Present Value" (as defined in Section 10.07(D)(5)) of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants, determined in accor-dance with (1) above, and the present value of accrued benefits under the defined benefit plan or plans for all Participants as of the Determination Date(s), all determined in accordance with Section 416 of the Code and its Treasury Regulations. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the 5-year period ending on the Determination Date.

                     3. For purposes of (1) and (2) above, the value of account balances and the present value of accrued benefits are determined as of the most recent valuation date that falls in or ends with the 12-month period ending on the Determination Date, except as provided in Section 416 of the Code and its Treasury Regulations for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a participant
                         (a) who is not a Key Employee but who was a Key Employee in a prior year, or (b) who has not been credited with at least one Hour of Service with any employer maintaining the plan at any time during the 5-year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account are made under Section 416 of the Code and its Treasury Regulations. Deductible Employee contributions are not taken into account in computing the Top-Heavy Ratio. When aggregating plans the value of account balances and accrued benefits is calculated with reference to the Determination Dates that fall in the same calendar year.

          The accrued benefit of a participant other than a Key Employee is determined under (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (b) if there is no uniform method, as if the benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

               D.   Definitions -

                     1. Required Aggregation Group: (a) Each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the Plan has terminated), and (b) any other qualified plan of the Employer which enables a plan described in (a) to meet the requirements of Sections 401(a)(4) or 410 of the Code.

                     2. Permissive Aggregation Group: The Required Aggregation Group and any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

                     3. Determination Date: For any Plan Year after the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that Year.

                     4. Valuation Date: For purposes of calculating the Top-Heavy Ratio, the Valuation Date is the last day of each Plan Year.

                     5. Present Value: Present Value shall be based on the interest and mortality rates specified in the Adoption Agreement.

     10.08  SPECIAL LIMITATIONS FOR OWNER-EMPLOYEES

          If this Plan provides contributions or benefits for one or more Owner-Employees who control both the business for which this Plan is established and one or more other trades or businesses, this Plan and the plan established for other trades or businesses must, when considered a single plan, satisfy Sections 401(a) and (d) of the Code for the employees of those trades or businesses.

          If the Plan provides contributions or benefits for one or more Owner-Employees who control one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies Sections 401(a) and (d) of the Code and which provides contributions and benefits not less favorable than provided for Owner-Employees under this Plan.

          If an individual is covered as an Owner-Employee under the plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits of the employees under the plan of the trade or business which is controlled must be as favorable as those provided for him under the most favorable plan of the trade or business which is not controlled.

          For purposes of the preceding paragraphs, an Owner-Employee, or two or more Owner-Employees, will be considered to control a trade or business if the Owner-Employee, or two or more Owner-Employees, together:

               A. Own the entire interest in an unincorporated trade or business; or

               B. In the case of a partnership, own more than 50% of either the capital interest or the profits interest in the partnership.

          For purposes of the immediately preceding sentence, an Owner-Employee or two or more Owner-Employees, are treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which is considered to be under the control of that Owner-Employee or those two or more Owner-Employees, under the preceding sentence.

     10.09  INALIENABILITY OF BENEFITS

          No benefit or interest available under this Plan is subject to alienation, anticipation, assignment, charge, encumbrance, pledge, sale or transfer, either voluntarily or involuntarily. This prohibition against alienation or assignment applies to any attempt to obtain any portion of a Participant's Plan benefits under a domestic relations order, unless that order is determined to be a qualified domestic relations order under Section 414(p) of the Code.

          Generally, a domestic relations order cannot be a qualified domestic relations order until January 1, 1985. However, if a domestic relations order was entered before that date, the Plan Administrator:

                    1. Will treat the order as a qualified domestic relations order if the Plan Administrator is paying benefits under that order on that date, and

                    2. May treat any other domestic relations order entered before that date as a qualified domestic relations order, even if the order does not meet the requirements of Section 414(p) of the Code.

     10.10  NO DUTIES OR RESPONSIBILITIES OF PROTOTYPE SPONSOR

          The Prototype Sponsor has no duties or responsibilities with respect to the adoption, operation or termination of this Plan or with respect to its administration, all of which are the sole responsibility of the Employer. Furthermore, no duties or responsibilities with respect to the Plan will be presumed or implied by reason of any services or facilities provided to the Plan, the Employer, the Trustee (whether or not an affiliate of the Prototype Sponsor) or any Participant by the Prototype Sponsor or any of its affiliates.

     10.11  GOVERNING LAW

          This Plan is interpreted and governed under the laws of the State of New York applicable to contracts to be performed entirely in that State, except to the extent ERISA supersedes the application of State law.

     ARTICLE ELEVEN--401(k) PROVISIONS

          In addition to Articles 1 through 10, the provisions of this ARTICLE 11 apply if the Employer establishes a 401(k) cash or deferred arrangement ("CODA") by completing and signing the appropriate Adoption Agreement.

     11.01 DEFINITIONS

          Capitalized words and phrases in this Article 11 have the following meanings unless previously defined in Article 1 or where the context clearly indicates otherwise:

               A. Actual Deferral Percentage ("ADP"): For any specified group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in the group) of
                    (1) the amount of Employer Contributions actually paid over to the Fund on behalf of each Participant for the Plan Year to (2) that Participant's "compensation" (using any permissible measure of compensation under Section 414(s) of the Code and applicable Treasury Regulations) for that Plan Year (regardless of whether he or she was a Participant for the entire Plan Year). In calculating the ADP, Employer Contributions include: (1) any Elective Deferrals made under the Participant's deferral election, including Excess Elective Deferrals of Highly Compensated Employees, but excluding (a) Excess Elective Deferrals of Participants who are not Highly Compensated Employees that arise solely from Elective Deferrals made under the Plan or plans of the Employer, and (b) Elective Deferrals that are taken into account in the Average Contribution Percentage test (so long as the ADP test is satisfied both with and without including these Elective Deferrals), and (2) at the election of the Employer, Qualified Nonelective Contributions and Qualified Matching Contributions. In determining the Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Elective Deferrals is treated as a Participant on whose behalf no Elective Deferrals are made.

               B. After-Tax Employee Contribution: Any contribution made to the Plan by or on behalf of a Participant that is included in the Participant's gross income in the year in which made and that is maintained under a separate account to which earnings and losses are allocated.

               C. Aggregate Limit: The sum of (1) 125% of the greater of (a) the ADP of Participants who are not Highly Compensated Employees for the Plan Year or (b) the ACP of Participants who are not Highly Compensated Employees under the Plan subject to Section 401(m) of the Code for the Plan Year beginning with or within the Plan Year of the CODA and (2) the lesser of (x) 200% or (y) 2 plus the lesser of that ADP or ACP. "Lesser" is substituted for "greater" in (1), above, and "greater" is substituted for "lesser" in (2)(y), above, if those substitutions would increase the Aggregate Limit.

               D. Average Contribution Percentage ("ACP"): The average of the Contribution Percentages of the Eligible Participants in a group.

               E. Contributing Participant: A Participant who has enrolled as a Contributing Participant under Section 11.02 and on whose behalf the Employer is contributing Elective Deferrals to the Plan.

               F. Contribution Percentage: The ratio (expressed as a percentage) of a Participant's Contribution Percentage Amounts to his or her Compensation for the Plan Year (regardless of whether he or she was a Participant for the entire Plan Year).

               G. Contribution Percentage Amounts: The sum of the After-Tax Employee Contributions, Matching Contributions, and Qualified Matching Contributions (to the extent not counted for passing the ADP test) made under the Plan on behalf of the Participant for the Plan Year. Contribution Percentage Amounts do not include Matching Contributions forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferrals, Excess Contributions or Excess Aggregate Contributions. If selected in the Adoption Agreement, the Employer may include Qualified Nonelective Contributions in the Contribution Percentage Amounts. The Employer also may elect to use Elective Deferrals in the Contribution Percentage Amounts so long as the ADP test is passed before the Elective Deferrals are used in the ACP test and continues to be passed after excluding those Elective Deferrals that are used to meet the ACP test.

               H. Elective Deferrals: Any Employer Contributions made to the Plan at the election of the Participant, instead of cash compensation, including Contributions made under a salary reduction agreement or other deferral mechanism. For any taxable year, a Participant's Elective Deferral is the sum of all Employer contributions made on behalf of the Participant under an election to defer under any qualified CODA (as described in Section 401(k) of the Code), any simplified employee pension cash or deferred arrangement (as described in Section 402(h)(1)(B) of the Code), any eligible deferred compensation plan under Section 457 of the Code, any plan described under Section 501(c)(18) of the Code, and any Employer contributions made on the behalf of a Participant for the purchase of an annuity contract under
                    Section 403(b) of the Code (or such Employer contributions to a custodial account under Section 403(b)(7) of the Code) under a salary reduction agreement Elective Deferrals do not include any deferrals distributed as excess annual additions.

                    A Participant's Elective Deferrals under this Plan and any other qualified plan maintained by the Employer, during any taxable year, cannot exceed the dollar limit of Section 402(g) of the Code in effect at the beginning of that taxable year.

                    Elective Deferrals do not count to satisfy the Top-Heavy Plan minimum allocation requirement of Section 3.01(E).

               I. Eligible Participant: Any Employee who is eligible to make an After-Tax Employee Contribution or an Elective Deferral (if the Employer takes those contributions into account in the calculation of the Contribution Percentage), or to receive a Matching Contribution (including any Forfeitures) or a Qualified Matching Contribution. If an After-Tax Employee Contribution is required as a condition of participation in the Plan, any Employee who would be a Participant in the Plan if he or she made an After-Tax Employee Contribution is treated as an Eligible Participant on behalf of whom no After-Tax Employee Contributions are made.

                    An Employee's eligibility to make Elective Deferrals under a CODA may not be conditioned upon the com-pletion of more than one (1) Year of Eligibility Service or the attainment of more than age twenty-one (21). An Employee's eligibility to receive Matching Contributions, Qualified Matching Contributions, or Qualified Nonelective Contributions may be conditioned upon the completion of up to two (2) Years of Eligibility Service. No contributions or benefits (other than Matching Contributions or Qualified Matching Contributions) may be conditioned upon an Employee's Elective Deferrals.

               J. Excess Aggregate Contributions: For any Plan Year, the excess of:

                    1. The total Contribution Percentage Amounts counted in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for the Plan Year, less

                    2. The maximum Contribution Percentage Amounts permitted by the ACP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages, beginning with the Highly Compensated Employees with the largest Contribution Percentages).

                    Excess Aggregate Contributions are determined only after determining Excess Elective Deferrals under Section 11.01(L) and then determining Excess Contributions under Section 10.01(K).

               K.   Excess Contributions: For any Plan Year, the excess of:

                    1. The total amount of Employer Contributions taken into account in computing the ADP of Highly Compensated Employees for that Plan Year, less

                    2. The maximum amount of Employer Contributions permitted by the ADP test (determined by reducing contributions made on behalf of Highly Compensated Employees, beginning with the Highly Compensated Employees with the highest ADP's).

               L. Excess Elective Deferrals: Any Elective Deferrals that are includible in a Participant's gross income under Section 402(g) of the Code to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limit under that Code section. A Participant's Excess Elective Deferrals are treated as annual additions under the Plan unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year.

               M. Matching Contribution: An Employer contribution made to this Plan or to any other defined contribution plan on behalf of a Participant on account of an After-Tax Employee Contribution made by the Participant, or on account of a Participant's Elective Deferrals, under a plan maintained by the Employer.

                    Neither Elective Deferrals nor Matching Contributions count to satisfy the Top-Heavy Plan minimum allocation requirement described in Section 3.01(E) except as permissible under applicable Treasury Regulations.

               N. Qualified Nonelective Contributions: Contributions (other than Matching Contributions or Qualified Matching Contributions) made by the Employer and allocated to Participants' Individual Accounts that (i) the Participants may not elect to receive in cash until distributed from the Plan, (ii) are nonforfeitable when made and (iii) are distributable only under the distribution provisions that apply to Elective Deferrals and Qualified Matching Contributions.

               O. Qualified Matching Contributions: Matching Contributions subject to the distribution and nonforfeitability requirements under Section 401(k) of the Code when made.

     11.02 PARTICIPATION

               A.  Enrolling As A Participant -

                    1. Each Employee who becomes a Participant may enroll as a Contributing Participant. A Participant is eligible to enroll as a Contributing Participant on the Entry Date as of which he or she enters the Plan. If a Participant does not enroll at that time, he or she may enroll on the first day of any later Plan Year, or, if the Plan Administrator permits in a uniform and nondiscriminatory manner, on any later Entry Date. A Participant who wishes to enroll as a Contributing Participant must complete, sign and file a salary reduction agreement with the Plan Administrator.

                    2. In addition to the times specified in Section 11.02(A)(1), the Plan Administrator has the authority to designate, in a nondiscriminatory manner, other enrollment times during the 12-month period beginning on the Effective Date so that an orderly first enrollment can be completed. If selected in the Adoption Agreement that Elective Deferrals may be based on cash bonuses, then Participants will be given a reasonable period of time before the payment of those bonuses to elect to defer part or all of those bonuses under the Plan.

               B.  Changing A Salary Reduction Agreement -

                    A Contributing Participant may change his or her salary reduction agreement to increase or decrease (within the limits placed on Elective Deferrals in the Adoption Agreement) the amount of his or her Compensation deferred under the Plan. A change may only be made as of the first day of a Plan Year, or as of any other more frequent date(s) selected in the Adoption Agreement for changes to Elective Deferrals. A Contributing Participant must complete, sign and file a new salary reduction agreement with the Plan Administrator within a reasonable time prescribed by the Plan Administrator before the change is to become effective.

               C.   Withdrawal As A Contributing Participant -

                    A Participant may withdraw as a Contributing Participant as of the last day preceding any Entry Date (or as of any other date if the Plan Administrator so permits in a uniform and nondiscriminatory manner) by revoking his or her authorization to the Employer to make Elective Deferrals on his or her behalf. A Participant who wishes to withdraw as a Contributing Participant must give a written notice of withdrawal to the Plan Administrator at least 30 days (or any shorter period of days as the Plan Administrator permits in a uniform and nondiscriminatory manner) before the effective date of withdrawal. A Participant stops being a Contributing Participant on his or her Termination of Employment or on termination of the Plan.

               D.   Return As A Contributing Participant After Withdrawal -

                    A Participant who has withdrawn as a Contributing Participant under Section 11.02(C) may not again become a Contributing Participant until the first day of the first Plan Year after the effective date of his or her withdrawal as a Contributing Participant or as of any other date if the Plan Administrator permits it, in a uniform and nondiscriminatory manner.

     11.03 CONTRIBUTIONS

               A.   Employer Contributions -

                    Any contribution made by the Employer must follow the formula selected in the Adoption Agreement.

               B    Qualified Nonelective Contributions -

                    The Employer may elect to make Qualified Nonelective Contributions under the Plan on behalf of Participants as provided in the Adoption Agreement.

                    In addition, instead of distributing Excess Contributions under Section 11.05(E), or Excess Aggregate Contributions under Section 11.05(F), to the extent selected in the Adoption Agreement, the Employer may make Qualified Nonelective Contributions on behalf of Participants who are not Highly Compensated Employees in sufficient amounts to satisfy either the Actual Deferral Percentage test or the Average Contribution Percentage test, or both, according to applicable Treasury Regulations.

               C.   Qualified Matching Contributions -

                    The Employer may elect to make Qualified Matching Contributions under the Plan on behalf of Participants as provided in the Adoption Agreement.

               D.   After-Tax Employee Contributions -

                    If selected in the Adoption Agreement, a Participant may contribute After-Tax Employee Contributions to the Plan, without regard to Section 3.02.

                    After-Tax Employee Contributions made by a Participant are maintained in a separate fully Vested sub-account under that Participant's Individual Account.

                    If and as selected in the Adoption Agreement, a Participant may, upon a written request submitted to the Plan Administrator and subject to there requirements of Section
                    6.06 (if applicable), withdraw any part of his or her After-Tax Employee Contribution sub-account; in all other respects, a Participant's After-Tax Employee Contribution sub-account is subject to the Plan's regular distribution provisions. No Forfeiture occurs as a result of a Participant's After-Tax Employee Contributions.

     11.04 NONDISCRIMINATION TESTING

               A.   Actual Deferral Percentage Test -

                         1. Limits on Highly Compensated Employees -The ADP for Participants who are Highly Compensated Employees for each Plan Year and the ADP for Participants who are not Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:


                              (a)  The ADP for Participants who are Highly
                                   Compensated Employees for the Plan Year must not be greater than the ADP for Participants who are not Highly Compensated Employees for the same Plan Year multiplied by 1.25; or

                              (b)  The ADP for Participants who are Highly
                                   Compensated Employees for the Plan Year must not be greater than the ADP for Participants who are not Highly Compensated Employees for the same Plan Year multiplied by 2 and the ADP for Participants who are Highly Compensated Employees is not more than 2 percentage points greater than the ADP for Participants who are not Highly Compensated Employees.

                     2.  Special Rules -

                              (a) The ADP for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals (and Qualified Nonelective Contributions, or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP test) allocated to his or her accounts under two or more Employer maintained arrangements described in Section 401(k) of the Code is determined as if the Elective Deferrals (and, if applicable, the Qualified Nonelective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year are treated as a single arrangement; however, certain plans are required to be treated as separate if they are mandatorily disaggregated under Treasury Regulations under Section 401(m) of the Code.

                              (b) If this Plan satisfies the requirements of Sections 401(k), 401(a)(4), or 410(b) of the
                                   Code only when considered together with one or more other plans, or if one or more other plans satisfy the requirements of those Code sections only when considered together with this Plan, then Section 11.04(A)(2) is applied by determining the ADP of Employees as if all the plans were one plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy
                                   Section 401(k) of the Code only if they have the same Plan Year.

                              (c) For purposes of determining the ADP of a Participant who is a 5% Owner or one of the 10 most highly-paid Highly Compensated Employees, the Elective Deferrals (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP test) and Compensation of that Participant include the Elective Deferrals (and, if applicable, Qualified Nonelective Contributions and Qualified Matching Contributions, or both) and "compensation" (using any permissible measure of compensation under Section 414(s) of the Code and applicable Treasury Regulations) for the Plan Year of "family members" (as defined in Section 414(o) (6) of the Code). Family mem-bers of Highly Compensated Employees are disregarded as separate Employees in determining the ADP both for Participants who are not Highly Compensated Employees and for Participants who are Highly Compensated Employees.

                              (d) In order to count for the ADP test, Elective Deferrals, Qualified Nonelective
                                   Contributions and Qualified Matching
                                   Contributions must be made before the last day of the 12-month period immediately following the Plan Year to which the contributions relate.

                              (e)  The Employer must maintain records to
                                   demonstrate satisfaction of the ADP test and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in the test.

                              (f) The determination and treatment of the ADP amounts of any Participant must satisfy any other requirements prescribed by the Secretary of the Treasury.

                              (g) If selected in the Adoption Agreement that Qualified Matching Contributions are to be counted as Elective Deferrals for purposes of the ADP test, then (subject to any other requirements prescribed by the Secretary of the Treasury) only the Qualified Matching Contributions that are needed to satisfy the ADP test are taken into account.

                              (h) If the Plan Administrator determines that it is not likely that the ADP test will be satisfied for a particular Plan Year unless certain steps are taken prior to the end of the Plan Year; the Plan Administrator may require Contributing Participants who are Highly Compensated Employees to reduce their Elective Deferrals for the Plan Year in order to pass the test. The Plan Administrator may take similar actions if it anticipates that the Employer will not be able to deduct all Employer Contributions for Federal income tax purposes.

               B. Limits on After-Tax Employee Contributions and Matching Contributions-

                     1. Limits on Highly Compensated Employees -The Average Contribution Percentage ("ACP"') for Participants who are Highly Compensated Employees for each Plan Year and the ACP for Participants who are not Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

                         (a)  The ACP for Participants who are Highly
                              Compensated Employees for the Plan Year must not be greater than the ACP for Participants who are not Highly Compensated Employees for the same Plan Year multiplied by 1.25; or

                         (b)  The ACP for Participants who are Highly
                              Compensated Employees for the Plan Year must not be greater than the ACP for Participants who are not Highly Compensated Employees for the same Plan Year multiplied by 2, and the ACP for Participants who are Highly Compensated Employees must not be more than 2 percentage points greater than the ACP for Participants who are not Highly Compensated Employees.

                     2.  Special Rules

                         (a) Multiple Use - If one or more Highly Compensated Employees participate in both a CODA and an Employer plan subject to the ACP test and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the ACP of the Highly Compensated Employees who also participate in a CODA are reduced (beginning with the Highly Compensated Employee whose ACP is the highest) until the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amounts is reduced is treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests, The Aggregate Limit will not apply if either the ADP or ACP of the Highly Compensated Employees does not exceed 1.25 multiplied by the ADP and ACP of the Participants who are not Highly Compensated Employees.

                         (b) For purposes of this Section 11.04(B), the Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his or her Individual Account under 2 or more plans described in Section 401(a) of the Code, or arrangements described in Section 401(k) of the Code that are maintained by the Employer, is determined as if all those Contribution Percentage Amounts were made under each plan. If a Highly Compensated Employee participates in 2 or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year are treated as a single arrangement; however, certain plans are required to be treated as separate if they are mandatorily disaggregated under Treasury Regulations under Section 401(m) of the Code.

                         (c) If this Plan satisfies the requirements of Sections 401(m), 401(a)(4) or 410(b) of the Code only when considered together with one or more other plans, or if one or more other plans satisfy the requirements of those Code Sections only if considered together with this Plan, then this
                              Section 11.04(B) is applied by determining the Contribution Percentage of Employees as if all the plans were only one plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Section 401(m) of the Code only if they have the same Plan Year.

                         (d) For purposes of determining the Contribution Percentage of a Participant who is a 5% Owner or one of the 10 most highly-aid Highly Compensated Employees, the Contribution Percentage Amounts and Compensation of the Participant include the Contribution Percentage Amounts and Compensation for the Plan Year of "family members" (as defined in Section 414(q) (6) of the Code). FamIly members of Highly Compensated Employees are disregarded as separate Employees in determining the Contribution Percentage both for Participants who are not Highly Compensated Employees and for Participants who are Highly Compensated Employees.

                         (e) In determining the Contribution Percentage, After-Tax Employee Contributions are considered to have been made in the Plan Year in which they are contributed to the Fund Matching Contributions and Qualified Nonelective Contributions are considered made for a Plan Year as long as they are made by the end of the 12-month period beginning on the day after the close of the Plan Year.

                         (f) The Employer must maintain records to demonstrate satisfaction of the ACP test and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in the test.

                         (g)  The determination and treatment of the
                              Contribution Percentage of any Participant must satisfy any other requirements prescribed by the Secretary of the Treasury.

                         (h) If selected in the Adoption Agreement that Qualified Nonelective Contributions are to be counted in the Contribution Percentages for the ACP test, then (subject to any other requirements prescribed by the Secretary of the Treasury) only the Qualified Nonelective Contributions that are needed to satisfy the ACP test will be counted.

                         (i) If the Employer elected in the Adoption Agreement to count Elective Deferrals in the Contribution Percentages for the ACP test, then only the Elective Deferrals that are needed to pass the ACP test will be counted.

     11.05 DISTRIBUTION PROVISIONS

               A.   General Rule -

                    Distributions from the Plan are subject to the provisions of
                    Article 6 and the provisions of this Article 11. If there is a conflict between the provisions of Article 6 and Article 11, the provisions of this Article 11 will control.

               B.   Distribution Requirements -

                    Elective Deferrals, Qualified Nonelective Contributions, and Qualified Matching Contributions, and income allocable to each are not distributable to a Participant or his or her Beneficiary or Beneficiaries, in accordance with that Participant's or Beneficiary or Beneficiaries' election, earlier than upon the Participant's separation from service, death, or disability.

                    These amounts may also be distributed after:

                     1. Termination of the Plan without the establishment of another defined contribution plan by the Employer, other than an "employee stock ownership plan" (as defined in Section 4975(e) or Section 409 of the Code) or a "simplified employee pension" (as defined in Section 408(k) of the Code;

                     2. The disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Section 409(d) (2) of the Code) used in a trade or business of that corporation, if it continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring the assets;

                     3. The disposition by a corporation to an unrelated entity of that corporation's interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code), if it continues to maintain this Plan, but only with respect to Employees who continue employment with that subsidiary;

                     4. The attainment of age 59-1/2, in the case of a profit-sharing plan; or

                     5. If selected in the Adoption Agreement, the hardship of the Participant as described in Section 11.05(C).

                    Each of these distributions is subject to any applicable spousal and Participant consent requirements of Sections 401(a)(11) and 417 of the Code. In addition, distributions after March 31, 1988 which are triggered by any of the events described in items 1, 2 or 3 of this Section 11.05(B) must be made in the form of a lump sum.

               C.   Hardship Distribution -

                     1. General - If selected in the Adoption Agreement, distribution of Elective Deferrals (and their earnings accrued as of December 31,1988) may be made to a Participant in the event that the Participant needs the distribution to meet a financial "hardship" and provides the written representation to the Plan Administrator described in Section 11.05(C) (3). For this purpose, "hardship" is an immediate and heavy financial need of the Participant for which the Participant lacks other available resources (or where the "hardship" involves the Participant's spouse or dependents, for which the spouse or dependents lack other available resources).

                     2.  Special Rules.

                         (a) The only financial needs considered to be immediate and heavy are: deductible medical expenses (within the meaning of Section 213(d) of the Code) incurred or necessary for the care of the Participant or the Participant's spouse, children or dependents; the purchase (excluding mortgage payments) of a principal residence for the Participant; payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant or the Participant's spouse, children or dependents; or the need to prevent the eviction of the Participant from, or a foreclosure on the mortgage on, the Participant's principal residence.

                         (b) A distribution will be considered necessary to satisfy an immediate and heavy financial need of the Participant only if:

                              (1)  The Participant has received all
                                   distributions, other than hardship
                                   distributions, and all nontaxable loans under all Employer plans;

                              (2)  All Employer plans provide that the
                                   Participant's Elective Deferrals (and After-
                                   Tax Employee Contributions) will be suspended for 12 months after the hardship distribution;

                              (3) The amount of the distribution is not greater than the amount of the immediate and heavy financial need (including amounts necessary to pay any Federal, state or local income taxes or penalties reasonably anticipated to result from the distribution); and

                              (4) All Employer plans prohibit the Participant from making Elective Deferrals for the Participant's taxable year immediately following the Participant's taxable year in which the hardship distribution occurred in excess of (i) the limit under Section 402(g) of the Code for that taxable year less
                                   (ii)the amount of the Participant's Elective
                                   Deferrals for the Participant's taxable year in which the hardship distribution occurred.

                     3. Written Representation - The Participant's written representation made to the Plan Administrator (and referred to in Section 11.05(C)(1)) will be relied on by the Plan Administrator in its determination that the Participant has suffered a "hardship" entitling the Participant to a distribution (unless the Plan Administrator actually knows otherwise). The Participant's written representation must notify the Plan Administrator that the Participant's "hardship" cannot reasonably be met:

                         (a) Through reimbursement or compensation by insurance or otherwise;

                         (b)  By liquidation of the Participant's assets;

                         (c) By other distributions, withdrawals or non-taxable loans from plans maintained by the Employer; or

                         (d) By borrowing from commercial sources on reasonable commercial terms in an amount sufficient to satisfy the need.

               D.   Distribution of Excess Elective Deferrals -

                     1. General Rule - A Participant may assign to the Plan any Excess Elective Deferrals made during a taxable year of the Participant by notifying the Plan Administrator by the date specified in the Adoption Agreement of the amount of the Excess Elective Deferrals to be assigned to the Plan. The Participant will be treated as if he or she had notified the Plan Administrator of any Excess Elective Deferrals arising only from Elective Deferrals under this Plan and other Employer plans.

               Regardless of any other Plan provision, Excess Elective Deferrals, as adjusted for earnings and losses, will be distributed on or before April 15 to any Participant to whose Individual Account Excess Elective Deferrals were assigned for the prior year and who claims Excess Elective Deferrals for that taxable year.

                     2. Determination of Income or Loss - Excess Elective Deferrals are adjusted for earnings and losses only until the end of the taxable year preceding or coinciding with the date of distribution, unless it has been selected in the Adoption Agreement to have them adjusted for earnings and losses through the date of distribution. The income or loss allocable to Excess Elective Deferrals is: (1) income or loss allocable to the Participant's Elective Deferral account for the taxable year multiplied by a fraction, the numerator of which is the Participant's Excess Elective Deferrals for the year and the denominator of which is the Participant's Individual Account balance attributable to Elective Deferrals, regardless of any income or loss occurring during that taxable year; plus (2) if crediting earnings and losses through the date of distribution is selected in the Adoption Agreement, 10% of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Participant's taxable year and the date of distribution, counting the month of distribution if the distribution occurs after the 15th of that month.

               E.   Distribution of Excess Contributions -

                     1. General Rule - Regardless of any other Plan provision, Excess Contributions, as adjusted for earnings and losses, will be distributed on or before the last day of each Plan Year to Participants to whose Individual Accounts those Excess Contributions were allocated for the preceding Plan Year. If those Excess Amounts are distributed more than 2-1/2 months after the last day of the Plan Year in which the Excess Amounts arose, a 10% excise tax is imposed on the Employer maintaining the Plan based on those amounts. These distributions are made to Highly Compensated Employees on the basis of their respective portions of the Excess Contributions. Excess Contributions are allocated to Participants who are subject to the family member aggregation rules of Section 414(q) (6) of the Code in proportion to the combined Elective Deferrals (and amounts treated as Elective Deferrals) of each family member that are combined to determine the combined ADP.

                         Excess Contributions (including the amounts recharacterized) are treated as "annual additions" under the Plan.

                     2. Determination of Income or Loss - Excess Contributions are adjusted for earnings and losses only until the end of the Plan Year preceding or coinciding with the date of distribution, unless selected in the Adoption Agreement that they will be adjusted for earnings and losses through the date of distribution. The income or loss allocable to Excess Contributions is: (1) income or loss allocable to the Participant's Elective Deferral account (and, if applicable, the Qualified Nonelective Contribution account or the Qualified Matching Contributions account or both) for the Plan Year multiplied by a fraction, the numerator of which is the Participant's Excess Contributions for the year and the denominator of which is the Participant's Individual Account balance attributable to Elective Deferrals (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if any of those contributions are included in the ADP test), without regard to any income or loss occurring during that Plan Year; plus,
                         (2) if crediting earnings and losses through the date of distribution is selected in the Adoption Agreement, 10% of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of that month.

                     3. Accounting for Excess Contributions - Excess Contributions are distributed from the Participant's Elective Deferral account and Qualified Matching Contribution account (if applicable) in proportion to the Participant's Elective Deferrals and Qualified Matching Contributions (to the extent used in the ADP test) for the Plan Year. Excess Contributions are distributed from the Participant's Qualified Nonelective Contribution account only to the extent that they exceed the balance in the Participant's Elective Deferral account and Qualified Matching Contribution account.

               F.   Distribution of Excess Aggregate Contributions -

                     1. General Rule -Regardless of any other Plan provision, Excess Aggregate Contributions, as adjusted for earnings and losses, are forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose accounts those Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions of Participants who are subject to the family member aggregation rules of Section 414(q)(6) of the Code are allocated to those family members in proportion to the Employee and Matching Contributions (or amounts treated as Matching Contributions) of each family member combined to determine the combined ACP. If those Excess Aggregate Contributions are distributed more than 2-1/2 months after the last day of the Plan Year in which they arose, a 10% excise tax is imposed on the Employer maintaining the Plan based on those amounts.

                         Excess Aggregate Contributions are treated as "annual additions" under the Plan.

                     2. Determination of Income or Loss - Excess Aggregate Contributions are adjusted for earnings and losses only until the end of the Plan Year preceding or coinciding with the date of distribution, unless selected in the Adoption Agreement that they will be adjusted through the date of distribution. The income or loss allocable to Excess Aggregate Contributions is: (1) income or loss allocable to the Participant's After-Tax Employee Contribution account, Matching Contribution account, Qualified Matching Contribution account (if any, and if all of these amounts are not used in the ADP test) and, if applicable, Qualified Nonelective Contribution account and Elective Deferral account for the Plan Year multiplied by a fraction, the numerator of which is the Participant's Excess Aggregate Contributions for the year and the denominator of which is the Participant's Individual Account balance(s) attributable to Contribution Percentage Amounts without regard to any income or loss occurring during the Plan Year, plus,
                         (2) if crediting earnings and losses through the date of distribution is selected on the Adoption Agreement, 10% of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution counting the month of distribution if distribution occurs after the 15th of the month.

                     3. Forfeitures of Excess Aggregate Contributions - Forfeitures of Excess Aggregate Contributions are either reallocated to the accounts of Contributing Participants who are not Highly Compensated Employees or applied to reduce Employer Contributions, as selected in the Adoption Agreement.

                    4. Accounting for Excess Aggregate Contributions -Excess Aggregate Contributions are forfeited, if forfeitable, or distributed ratably from the Participant's After-Tax Employee Contribution account, Matching Contribution account, and Qualified Matching Contribution account (and, if applicable, the Participant's Qualified Nonelective Contribution account or Elective Deferral account, or both).

               G.   Recharacterization -

                    A Participant may treat his or her Excess Contributions as an amount distributed to the Participant and then contributed by the Participant to the Plan. These recharacterized amounts remain Vested and subject to the same distribution requirements as Elective Deferrals. Amounts may not be recharacterized by a Highly Compensated Employee to the extent that those amounts in combination with other After-Tax Employee Contributions made by that Highly Compensated Employee would exceed any stated Plan limit on After-Tax Employee Contributions.

                    Recharacterization must occur no later than 2-1/2 months after the last day of the Plan Year in which the Excess Contributions arose and is treated as if it had occurred no earlier than the date the last Highly Compensated Employee was informed in writing of the amount recharacterized and the consequences of that recharacterization. Recharacterized amounts will be taxable to the Participant for the Participant's taxable year in which the Participant would have received them in cash.

     11.06 VESTING

               A.   Certain Contributions are 100% Vested -

                    The Participant's accrued benefit attributable to Elective Deferrals, Qualified Nonelective Contributions, After-Tax Employee Contributions, and Qualified Matching Contributions is 100% Vested Separate accounts for Elective Deferrals, Qualified Nonelective Contributions, After-Tax Employee Contributions, MatIng Contributions, and Qualified Matching Contributions are maintained for each

                    Participant. Each account is created with its applicable contributions, earnings and losses.

               B.   Forfeitures and Vesting Of Matching Contributions -

                    Matching Contributions become Vested according to the vesting schedule selected for Matching Contributions in the Adoption Agreement. Matching Contributions always become fully Vested at Normal Retirement Age, upon the complete or partial termination of the Plan (only with respect to affected Participants, in the case of a partial termination), or upon the total discontinuance of Employer Contributions.

                    Forfeitures of Matching Contributions, other than Excess Aggregate Contributions, are treated in the manner described in Section 6.01(D).

     11.07 EFFECTIVE TIME

          The provisions of the CODA may be made effective as of the first day of the Plan Year in which the CODA is adopted. However, under no circumstances may a salary reduction agreement or other deferral mechanism be adopted retroactively.

ARTICLE TWELVE--
TARGET BENEFIT PROVISIONS

In addition to Articles 1 through 11, the provisions of this ARTICLE 12 apply if the Employer adopts the Plan in the form of a "Target Benefit Plan" by completing and signing the appropriate Adoption Agreement.

12.01  DEFINITIONS

     Capitalized words and phrases in this Article 12 have the following meanings unless previously defined in Article 1 or where the context clearly indicates otherwise:

               A. Avenge Compensation: Average Compensation means, the average of a Participant's annual Compensation over the three consecutive Plan Year periods ending in the current year or in any prior year that produces the highest average. If the Participant has less than three years of participation in this Plan, Compensation is averaged over the Participant's total period of participation.

               B. Benefitting: A Participant is treated as Benefitting under the Plan for any Plan Year during which he or she is deemed to receive an allocation under Treasury Regulation Section 1.401(a)(4)-12.

               C. Covered Compensation: The average (without indexing) of the Target Benefit Taxable Wage Bases in effect for each calendar year during the 35-year period ending with the last day of the calendar year in which the Participant attains or will attain his or her Social Security Retirement Age. In determining a Participant's Covered Compensation for a Plan Year, the Target Benefit Taxable Wage Base in effect for the current Plan Year and any subsequent Plan Year will be assumed to be the same as the Target Benefit Taxable Wage Base in effect as of the beginning of the Plan Year for which the determination is being made. Covered Compensation will be determined on the basis of the year selected in Section VII of the Adoption Agreement. A Participant's Covered Compensation for a Plan Year before the 35-year period ending with the last day of the calendar year in which the Participant attains his or her Social Security Retirement Age is the Target Benefit Taxable Wage Base in effect as of the beginning of the Plan Year. A Participant's Covered Compensation for a Plan Year after such 35-year period is the Participant's Covered Compensation for the Plan Year in which the 35-year period ends.

               D. Current Target Benefit: For each Participant, the product of (1) multiplied by (2), where (1) is the amount derived from the benefit formula selected in the Adoption Agreement and (2) is a fraction, the numerator of which is the Participant's number of Years of Participation in the Plan for benefit accrual purposes since the most recent Fresh-Start Date, if any, through and including the later of the year in which the Participant attains Normal Retirement Age or the current Plan Year, and the denominator of which is the Participant's "total years of projected participation" under the Plan. If there has been no Fresh-Start Date under the Plan, the fraction will be 1.0 for all Participants. In addition, the fraction will be 1.0 for any Participant first entering the Plan after the most recent Fresh-Start Date. A Participant's "total years of projected participation" under the Plan refers only to those years in which the Plan satisfies the requirements of Treasury Regulation Section 1.401(a)(4)-8(b)(3) (or any other applicable prior target benefit plan safe harbor) projected through the later of the end of the Plan Year in which the Participant attains Normal Retirement Age or the current Plan Year.

               E. Final Average Compensation: The average of a Participant's Compensation for the 3-consecutive Plan Year period ending with or within the Plan Year. If a Participant's entire period of employment with the Employer is less than 3 consecutive Plan Years, his or her Compensation is averaged over the Participant's entire period of employment with the Employer. Compensation for any Plan Year in excess of the Target Benefit Taxable Wage Base in effect at the beginning of that Year will not be taken into account.

               F. Fresh-Start Date: The last day of a Plan Year preceding a Plan Year for which provisions that would affect the amount of the Current Target Benefit are amended.

               G. Frozen Accrued Target Benefit: The benefit determined as of the Plan's most recent Fresh-Start Date as if the Participant terminated employment with the Employer as of that Date, without regard to any amendment made to the Plan after that Date. This Benefit is equal to the amount of the Current Target Benefit accrued by the Participant as of the most recent Fresh-Start Date, assuming that the Current Target Benefit accrues ratably from the later of the year in which the Participant first participated in the Plan or the most recent Fresh-Start Date, if any, through the Plan Year in which the Participant attains Normal Retirement Age, and is determined by multiplying the Current Target Benefit formula under the Plan by a fraction, the numerator of which is the Participant's number of Years of Participation in the Plan from the later of the Participant's first Year of Participation in the Plan or the most recent Fresh-Start Date, if any, through the year in which the most recent Fresh-Start Date, if any, occurred, and the denominator of which is the Participant's number of Years of Participation in the Plan from the later of the Participant's first Year of Participation in the Plan or the most recent Fresh-Start Date, if any, through the later of the year in which the Participant attains Normal Retirement Age or the current Plan Year. If in the immediately preceding Plan Year, the Plan did not satisfy the requirements of Treasury Regulation Section 1.401(a)(4)-8(b)(3) (or any other applicable prior target benefit plan safe harbor), the Frozen Accrued Target Benefit for any Participant, as determined for the next Plan Year during which the requirements of Treasury Regulation Section 1.401(a)(4)-8(b)(3) are satisfied until the year following the year containing the next Fresh-Start Date, if any, will be zero.

               H. Social Security Retirement Age: Age 65 with respect to a Participant born before January 1, 1938; age 66 with respect to a Participant born after December 31, 1937 and prior to January 1, 1955; and age 67 with respect to a Participant born after December 31, 1954.

               L. Straight Life Annuity: A retirement benefit payable under the Plan in the form of an annuity payable in equal monthly installments for the duration of the Participant's life and which terminates at the Participant's death.

               J. Target Benefit: The benefit payable in the form of a Straight Life AnnuIty commencing at the Participant's retirement at or after his or her attainment of Normal Retirement Age and which is the sum of the Participant's Frozen Accrued and Current Target

                    Benefits, but which may be greater or less than the Plan benefit actually available for distribution from the Plan to a Participant or Beneficiary.

               K. Target Benefit Taxable Wage Base: The contribution and benefit base in effect at the beginning of the Plan Year under Section 230 of the Social Security Act.

               L. Year of Participation: Each year for which Plan benefits are accruing for a Participant.

               M. Years of Projected Participation: The sum of (1) and (2), where (1) is the number of years during which the Participant Benefitted under the Plan beginning with the latest of (a) the first Plan Year in which the Participant Benefitted under the Plan, (b) the first Plan Year taken into account in the Target Benefit formula and (c) any Plan Year immediately following a Plan Year in which the Plan did not satisfy the requirements of Treasury Regulation Section 1.401(a)(4)-8(b)(3), and ending with the last day of the current Plan Year, and (2) is the number of years, if any, after the current Plan Year through the end of the Plan Year in which the Participant will attain his or her Normal Retirement Age.

                    For purposes of this definition, if this Plan is a "prior safe harbor plan" (as defined below), the Plan is deemed to satisfy the safe harbor for target benefit plans in Treasury Regulation Section 1.401(a)(4)-8(b)(3) and a Participant is treated as benefiting under the Plan in any Plan Year beginning prior to January 1, 1994.

                    A "prior safe harbor plan" is a plan that (1) was adopted and in effect on September 19,1991, (2) which on that date contained a stated benefit formula that took into account service prior to that date, and (3) satisfied the applicable nondiscrimination requirements for target benefit plans for those prior years. For purposes of determining whether the Plan satisfies the applicable nondiscrimination requirements for target benefit plans for Plan Years beginning before January 1, 1994, no amendments after September 19, 1991, other than amendments necessary to satisfy Section 401(1) of the Code, will be taken into account.

12.02 EMPLOYER CONTRIBUTIONS

     The Employer will contribute annually the amount necessary to fund each Participant's Target Benefit, determined each year as follows:

     First: Determination of Present Value of Target Benefit -

               A. If the Participant has not yet attained Normal Retirement Age, the present value of his or her Target Benefit is determined by multiplying the Target Benefit selected in the Adoption Agreement by the product of (1) the applicable factor in Table I (if the Participant has not attained age
                    65) or Table IA (if the Participant has attained an age which is equal to or greater than age 65), by (2) the applicable factor in Table III.

               B. If the participant has attained an age which is equal to or greater than Normal Retirement Age, the present value of his or her Target Benefit is determined by multiplying the Target Benefit by the applicable factor in Table IV.

     Second: Calculation of Theoretical Reserve -

     For purposes of this Section, the theoretical reserve is determined according to (A) and (B) below:

               A. Initial theoretical reserve. A Participant's theoretical reserve as of the last day of the Participant's first year of projected participation (year 1) is zero. However, if this Plan is a prior safe harbor plan with a Target Benefit formula that takes into account Plan Years prior to the first Plan Year this Plan satisfies the safe harbor in Treasury Regulation Section 1.401(a)(4)-8(b)(3)(c), the initial theoretical reserve is determined as follows:

                     1. Calculate as of the last day of the Plan Year immediately preceding year 1 the present value of the Target Benefit, using the actuarial assumptions, the provisions of the Plan, and the Participant's Compensation as of such date. For a Participant who is beyond Normal Retirement Age during year 1, the Target Benefit will be determined using the actuarial assumptions, the provisions of the Plan, and the Participant's Compensation as of such date, except that the straight life annuity factor used in that determination will be the factor applicable for the Participant's Normal Retirement Age.

                     2. Calculate as of the last day of the Plan Year immediately preceding year 1 the present value of future Employer Contributions, i.e, the contributions due each Plan Year using the actuarial assumptions, the provisions of the Plan, (disregarding those provisions of the Plan providing for the limitations of Section 415 of the Code or the minimum contributions under
                         Section 416), and the Participant's Compensation as of such date, beginning with year 1 through the end of the Plan Year in which the Participant attains Normal Retirement Age.

                     3. Subtract the amount determined in (2) from the amount determined in (1).

               B. Accumulate the initial theoretical reserve determined in (A) and the Employer Contribution (as limited by Section 415 of the Code, but without regard to any required minimum contributions under Section 416) for each Plan Year beginning in year 1 up through the last day of the current Plan Year (excluding contribution(s) (if any) for the current Plan Year) using the Plan's interest assumption in effect for each such year. In any Plan Year following the Plan Year in which the Participant attains Normal Retirement Age, the accumulation is calculated assuming an interest rate of 0%.

                    For purposes of determining the level of annual Employer Contribution necessary to fund the Target Benefit, the calculations in (A) and (B) above will be made as of the last day of each Plan Year, on the basis of the Participant's age on the Participant's last birthday, using the interest rate in effect on the last day of the prior Plan Year.

     Third: Calculate the excess, if any, of the present value of the Target Benefit determined under paragraph First over the theoretical reserve determined under paragraph Second.

     Fourth: Amortize the result obtained under paragraph Third by multiplying the amount determined under paragraph Third by the applicable factor in Table II. (For the Plan Year in which the Participant attains Normal Retirement Age and for subsequent Plan Years the applicable factor is 1.0.) This is the amount of the Employer's required contribution for the current Plan Year (subject, however, to the limitations under Section 3.05 and without regard to any minimum Employer Contribution required under Section 3.01(E)) to fund the

     Participant's Target Benefit.

12.03  EMPLOYEE CONTRIBUTIONS

     No Employee contributions will be required or permitted to fund the Target Benefit.

12.04  FORFEITURES

     All Forfeitures under the Plan will be used to reduce Employer Contributions required under the Plan.

12.05  TABLES

     TABLE I: PRESENT VALUE FACTORS (SEE * BELOW)

     Number of years
     from attained
     age to age 65                        Interest Rate
     -------------                        -------------
                                     7.50%   8.00%   8.50%

         1                           7.868   7.589   7.326
         2                           7.319   7.027   6.752
         3                           6.808   6.506   6.223
         4                           6.333   6.024   5.736
         5                           5.891   5.578   5.286
         6                           5.480   5.165   4.872
         7                           5.098   4.782   4.491
         8                           4.742   4.428   4.139
         9                           4.412   4.100   3.815
        10                           4.104   3.796   3.516
        11                           3.817   3.515   3.240
        12                           3.551   3.255   2.986
        13                           3.303   3.014   2.752
        14                           3.073   2.790   2.537
        15                           2.859   2.584   2.338
        16                           2.659   2.392   2.155
        17                           2.474   2.215   1.986
        18                           2.301   2.051   1.831
        19                           2.140   1.899   1.687
        20                           1.991   1.758   1.555
        21                           1.852   1.628   1.433
        22                           1.723   1.508   1.321
        23                           1.603   1.396   1.217
        24                           1.491   1.293   1.122
        25                           1.387   1.197   1.034
        26                           1.290   1.108   0.953
        27                           1.200   1.026   0.878
        28                           1.116   0.950   0.810
        29                           1.039   0.880   0.746
        30                           0.966   0.814   0.688
        31                           0.899   0.754   0.634
        32                           0.836   0.698   0.584
        33                           0.778   0.647   0.538
        34                           0.723   0.599   0.496
        35                           0.673   0.554   0.457
        36                           0.626   0.513   0.422
        37                           0.582   0.475   0.389
        38                           0.542   0.440   0.358
        39                           0.504   0.407   0.330
        40                           0.469   0.377   0.304
        41                           0.436   0.349   0.280
        42                           0.406   0.323   0.258
        43                           0.377   0.299   0.228
        44                           0.351   0.277   0.219
        45                           0.327   0.257   0.202

     * If a Participant's attained age is at or above 65 but still below Normal Retirement Age, use Table IA. Note: These factors are based on the UP-1984 Mortality Table.

     TABLE IA: PRESENT VALUE FACTORS FOR PARTICIPANTS YOUNGER THAN NORMAL RETIREMENT AGE (TO BE USED ONLY WHEN ATTAINED AGE IS GREATER THAN OR EQUAL TO 65)

     Number of years
     from age 65
     to attained age                      Interest Rate
     ---------------                      -------------
                                     7.50%   8.00%   8.50%

         0                           8.458   8.196   7.949
         1                           9.092   8.852   8.625
         2                           9.774   9.560   9.358
         3                          10.507  10.325  10.153
         4                          11.295  11.151  11.016
         5                          12.143  12.043  11.953
         6                          13.053  13.006  12.969
         7                          14.032  14.047  14.071
         8                          15.085  15.170  15.267
         9                          16.216  16.384  16.565
        10                          17.432  17.695  17.973
        11                          18.740  19.110  19.500
        12                          20.145  20.639  21.158
        13                          21.656  22.290  22.956
        14                          23.280  24.073  24.907
        15                          25.026  25.999  27.025

     Note: These factors are based on the UP-1984 Mortality Table.

     TABLE II: AMORTIZATION FACTORS

     Number of years from
     attained age to
     Normal Retirement Age              Interest Rate
     ---------------------              -------------
                                      7.50%    8.00%    8.50%

         1                           0.5181   0.5192   0.5204
         2                           0.3577   0.3593   0.3609
         3                           0.2777   0.2796   0.2814
         4                           0.2299   0.2319   0.2339
         5                           0.1982   0.2003   0.2024
         6                           0.1756   0.1778   0.1801
         7                           0.1588   0.1611   0.1634
         8                           0.1458   0.1482   0.1506
         9                           0.1355   0.1380   0.1405
        10                           0.1272   0.1297   0.1323
        11                           0.1203   0.1229   0.1255
        12                           0.1145   0.1171   0.1198
        13                           0.1096   0.1123   0.1151
        14                           0.1054   0.1082   0.1110
        15                           0.1018   0.1046   0.1075
        16                           0.0986   0.1015   0.1044
        17                           0.0958   0.0988   0.1018
        18                           0.0934   0.0964   0.0994
        19                           0.0912   0.0943   0.0974
        20                           0.0893   0.0924   0.0956
        21                           0.0876   0.0908   0.0940
        22                           0.0861   0.0893   0.0925
        23                           0.0847   0.0879   0.0912
        24                           0.0835   0.0867   0.0901
        25                           0.0823   0.0857   0.0890
        26                           0.0813   0.0847   0.0881
        27                           0.0804   0.0838   0.0872
        28                           0.0795   0.0830   0.0865
        29                           0.0788   0.0822   0.0858
        30                           0.0781   0.0816   0.0851
        31                           0.0774   0.0810   0.0846
        32                           0.0768   0.0804   0.0840
        33                           0.0763   0.0799   0.0836
        34                           0.0758   0.0794   0.0831
        35                           0.0753   0.0790   0.0827
        36                           0.0749   0.0786   0.0824
        37                           0.0745   0.0783   0.0820
        38                           0.0742   0.0779   0.0817
        39                           0.0739   0.0776   0.0815
        40                           0.0736   0.0774   0.0812
        41                           0.0733   0.0771   0.0810
        42                           0.0730   0.0769   0.0808
        43                           0.0728   0.0767   0.0806
        44                           0.0726   0.0765   0.0804
        45                           0.0724   0.0763   0.0802

     TABLE III: FACTORS TO BE MULTIPLIED BY THOSE IN TABLE I.

     Normal
     Retirement Age                      Interest Rate
     --------------                      -------------
                                     7.50%    8.00%    8.50%

        80                           0.206    0.194    0.184
        79                           0.231    0.219    0.207
        78                           0.258    0.246    0.234
        77                           0.289    0.276    0.263
        76                           0.322    0.309    0.296
        75                           0.359    0.346    0.333
        74                           0.400    0.387    0.347
        73                           0.446    0.432    0.419
        72                           0.495    0.482    0.469
        71                           0.549    0.537    0.525
        70                           0.609    0.597    0.586
        69                           0.674    0.664    0.653
        68                           0.745    0.736    0.728
        67                           0.822    0.816    0.810
        66                           0.907    0.904    0.900
        65                           1.000    1.000    1.000
        64                           1.101    1.106    1.110
        63                           1.212    1.221    1.231
        62                           1.332    1.348    1.363
        61                           1.464    1.486    1.509
        60                           1.606    1.637    1.669
        59                           1.761    1.802    1.844
        58                           1.929    1.982    2.036
        57                           2.111    2.177    2.246
        56                           2.309    2.390    2.475
        55                           2.523    2.622    2.726

     Note: These factors are based on the UP-1984 Mortality Table.

     TABLE IV: FACTORS FOR PARTICIPANTS WHO ARE AT OR OLDER THAN NORMAL RETIREMENT AGE.

     Normal
     Retirement Age              Interest Rate
     --------------              --------------

                              7.50%   8.00%   8.50%
         80                   5.151   5.053   4.959
         79                   5.370   5.264   5.162
         78                   5.591   5.476   5.366
         77                   5.814   5.690   5.572
         76                   6.039   5.905   5.777
         75                   6.266   6.122   5.985
         74                   6.494   6.339   6.192
         73                   6.721   6.556   6.398
         72                   6.947   6.771   6.603
         71                   7.171   6.983   6.804
         70                   7.392   7.192   7.003
         69                   7.610   7.399   7.198
         68                   7.825   7.601   7.389
         67                   8.037   7.801   7.577
         66                   8.248   7.999   7.764
         65                   8.458   8.196   7.949
         64                   8.666   8.390   8.131
         63                   8.870   8.581   8.311
         62                   9.072   8.770   8.485
         61                   9.270   8.954   8.657
         60                   9.463   9.133   8.825
         59                   9.651   9.307   8.986
         58                   9.834   9.477   9.143
         57                  10.012   9.641   9.295
         56                  10.186   9.801   9.442
         55                  10.354   9.955   9.585


Note: These factors are based on the UP-1984 Mortality Table.

                                                                              46